                                               Registration No. 2-94157/811-4146
          As filed with the Securities and Exchange Commission on April 30, 1998


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT

                                      under


                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 40


                                       and


                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 41


                            -------------------------

                         MANUFACTURERS INVESTMENT TRUST
                          (formerly NASL Series Trust)
               (Exact Name of Registrant as Specified in Charter)

                              116 Huntington Avenue
                           Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

                            -------------------------

                            James D. Gallagher, Esq.
                                 General Counsel
            The Manufacturers Life Insurance Company of North America
                                73 Tremont Street
                           Boston, Massachusetts 02108
                     (Name and Address of Agent for Service)

                                   Copies to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                       1025 Thomas Jefferson Street, N.W.
                              Washington, DC 20007

                            -------------------------

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b)


_X_ on May 1, 1998 pursuant to paragraph (b)


___ 60 days after filing pursuant to paragraph (a)(1)


___ on (date) pursuant to paragraph (a)(1)


___ 75 days after filing pursuant to paragraph (a)(2)

___ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         MANUFACTURERS INVESTMENT TRUST

                            CROSS REFERENCE TO ITEMS
                             REQUIRED BY RULE 404(a)

N-1A Item of Part A                    Caption in Prospectus

            1.                         Cover Page
            2.                         Synopsis
            3.                         Financial Highlights; Management of the
                                       Trust (Performance Data)


            4. Synopsis; Investment Objectives, Policies and Risks (Pacific Rim Emerging Markets Trust; Science & Technology Trust; International Small Cap Trust; Emerging Growth Trust; Pilgrim Baxter Growth Trust; Small/Mid Cap Trust; International Stock Trust; Worldwide Growth Trust; Global Equity Trust; Small Company Value Trust; Equity Trust; Growth Trust; Quantitative Equity Trust; Equity Index Trust; Blue Chip Growth Trust; Real Estate Securities Trust; Value Trust; International Growth and Income Trust; Growth and Income Trust; Equity-Income Trust; Balanced Trust; High Yield Trust; Automatic Asset Allocation Trusts, Strategic Bond Trust; Global Government Bond Trust; Capital Growth Bond Trust; Investment Quality Bond Trust; U.S. Government Securities Trust; Money Market Trust, The Lifestyle Trusts); Risk Factors (Investment Restrictions
                                       Generally; Foreign Securities; Lending
                                       Securities; When-Issued Securities;
                                       Hedging Techniques); Appendix I - Debt
                                       Security Ratings; Appendix II -Options,
                                       Futures and Currency Transactions,
                                       Appendix III - Standard & Poor's
                                       Disclaimers


            5. Management of the Trust (Advisory Agreement; Subadvisory Agreements;
                                       Expenses); General Information
                                       (Custodian)
            6.                         General Information (Shares of the Trust;
                                       Taxes; Dividends)
            7.                         General Information (Purchase and
                                       Redemption of Shares)
            8.                         General Information (Purchase and
                                       Redemption of Shares)
            9.                         Not Applicable

      N-1A Item of Part B              Caption in Part B

            10.                        Cover Page
            11.                        Table of Contents
            12.                        Not Applicable
            13. Investment Policies (Money Market Instruments); Investment Restrictions;
                                       Portfolio Turnover
            14.                        Management of the Trust (Compensation of
                                       Trustees)

            15.                        Organization of the Trust (Principal
                                       Holders of Securities)
            16. Investment Management Arrangements (The Advisory Agreement; The Subadvisory Agreements)
            17.                        Investment Management Arrangements
                                       (Portfolio Brokerage)
            18. Organization of the Trust (Shares of the Trust)
            19. Purchase and Redemption of Shares (Determination of Net Asset Value)
            20.                        Not Applicable
            21.                        Not Applicable
            22.                        Purchase and Redemption of Shares
                                       (Performance Data)
            23.                        Financial Statements

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                         MANUFACTURERS INVESTMENT TRUST
               116 Huntington Avenue, Boston, Massachusetts 02116

      Manufacturers Investment Trust (the "Trust"), formerly NASL Series Trust, is a no-load, open-end management investment company, commonly known as a mutual fund. Shares of the Trust are not offered directly to the public but are sold only to insurance companies and their separate accounts as the underlying investment medium for variable contracts ("contracts"). The Trust provides a range of investment objectives through thirty-six separate investment portfolios, each of which issues its own series of shares of beneficial interest. The names of those portfolios are as follows:

PACIFIC RIM EMERGING MARKETS TRUST          GROWTH AND INCOME TRUST

SCIENCE & TECHNOLOGY TRUST                  EQUITY-INCOME TRUST

INTERNATIONAL SMALL CAP TRUST               BALANCED TRUST

EMERGING GROWTH TRUST                       AGGRESSIVE ASSET ALLOCATION
                                               TRUST
PILGRIM BAXTER GROWTH TRUST
                                            HIGH YIELD TRUST
SMALL/MID CAP TRUST
                                            MODERATE ASSET ALLOCATION TRUST
INTERNATIONAL STOCK TRUST
                                            CONSERVATIVE ASSET ALLOCATION TRUST
WORLDWIDE GROWTH TRUST
                                            STRATEGIC BOND TRUST
GLOBAL EQUITY TRUST
                                            GLOBAL GOVERNMENT BOND TRUST
SMALL COMPANY VALUE  TRUST
                                            CAPITAL GROWTH BOND TRUST
EQUITY TRUST
                                            INVESTMENT QUALITY BOND TRUST
GROWTH TRUST
                                            U.S. GOVERNMENT SECURITIES TRUST
QUANTITATIVE EQUITY TRUST
                                            MONEY MARKET TRUST
EQUITY INDEX TRUST
                                            LIFESTYLE AGGRESSIVE 1000 TRUST
BLUE CHIP GROWTH TRUST
                                            LIFESTYLE GROWTH 820 TRUST
REAL ESTATE SECURITIES TRUST
                                            LIFESTYLE BALANCED 640 TRUST
VALUE TRUST
                                            LIFESTYLE MODERATE 460 TRUST
INTERNATIONAL GROWTH AND INCOME
   TRUST                                    LIFESTYLE CONSERVATIVE 280 TRUST

      The investment objectives and certain policies of each Trust are set forth on the inside front cover. In pursuing their investment objectives, the Strategic Bond and High Yield Trusts reserve the right to invest without limitation, and the Investment Quality Bond and Equity-Income Trusts may invest up to 20% and 10%, respectively, of their assets, in high yield (high risk) securities, commonly known as "junk bonds" which also present a high degree of risk. High-yielding, lower-quality securities involve comparatively greater risks, including price volatility and risk of default in the timely payment of interest and principal, than higher-quality securities. Although the Strategic Bond Trust's Subadviser has the ability to invest up to 100% of the portfolio's assets in lower-rated securities, the portfolio's Subadviser does not anticipate investing in excess of 75% of the portfolio's assets in such securities. Purchasers should carefully assess the risks associated with an investment in the above-named Trusts (see "RISK FACTORS -- High Yield (High Risk) Securities"). AN INVESTMENT IN THE MONEY MARKET TRUST IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET TRUST WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $10.00 PER SHARE.

      This Prospectus sets forth concisely the information about the Trust that a prospective purchaser of a contract should know before purchasing such a contract. PLEASE READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE. Additional information about the Trust has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing the Trust at the above address or calling (617) 266-6004 and requesting the "Statement of Additional Information for Manufacturers Investment Trust" dated the date of this Prospectus (hereinafter "Statement of Additional Information"). The Statement of Additional Information is incorporated by reference into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. SHARES OF THE TRUST ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

      THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   The date of this Prospectus is May 1, 1998.

      THE INVESTMENT OBJECTIVES AND CERTAIN POLICIES OF EACH TRUST ARE AS
FOLLOWS:

PACIFIC RIM EMERGING MARKETS TRUST -- The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital. Manufacturers Adviser Corporation ("MAC") manages the Pacific Rim Emerging Markets Trust and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

SCIENCE & TECHNOLOGY TRUST -- The investment objective of the Science & Technology Trust is long-term growth of capital. Current income is incidental to the portfolio's objective. T. Rowe Price Associates, Inc. ("T. Rowe Price") manages the Science & Technology Trust.

INTERNATIONAL SMALL CAP TRUST -- The investment objective of the International Small Cap Trust is to seek long-term capital appreciation. Founders Asset Management LLC ("Founders") manages the International Small Cap Trust and will pursue this objective by investing primarily in securities issued by foreign companies which have total market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

EMERGING GROWTH TRUST -- The investment objective of the Emerging Growth Trust is maximum capital appreciation. Warburg Pincus Asset Management, Inc. ("Warburg") manages the Emerging Growth Trust and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

PILGRIM BAXTER GROWTH TRUST -- The investment objective of the Pilgrim Baxter Growth Trust is capital appreciation. Pilgrim Baxter & Associates, Ltd. ("PBA") manages the Pilgrim Baxter Growth Trust and seeks to achieve its objective by investing in companies believed by PBA to have an outlook for strong earnings growth and the potential for significant capital appreciation.

SMALL/MID CAP TRUST -- The investment objective of the Small/Mid Cap Trust is to seek long-term capital appreciation. Fred Alger Management, Inc. ("Alger") manages the Small/Mid Cap Trust and will pursue this objective by investing at least 65% of the portfolio's total assets (except during temporary defensive periods) in small/mid cap equity securities.

INTERNATIONAL STOCK TRUST -- The investment objective of the International Stock Trust is long-term growth of capital. Rowe Price-Fleming International, Inc. ("Price-Fleming") manages the International Stock Trust and seeks to attain this objective by investing primarily in common stocks of established, non-U.S. companies.

WORLDWIDE GROWTH TRUST -- The investment objective of the Worldwide Growth Trust is long-term growth of capital. Founders manages the Worldwide Growth Trust and seeks to attain this objective by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

GLOBAL EQUITY TRUST -- The investment objective of the Global Equity Trust is long-term capital appreciation. Morgan Stanley Asset Management Inc. ("Morgan Stanley") manages the Global Equity Trust and intends to pursue this objective by investing primarily in equity securities of issuers throughout the world, including U.S. issuers and emerging market countries.

SMALL COMPANY VALUE TRUST -- The investment objective of the Small Company Value Trust is to seek long-term growth of capital. Rosenberg Institutional Equity Management ("Rosenberg") manages the Small Company Value Trust and will pursue this objective by investing in equity securities of smaller companies which are traded principally in the markets of the United States. The Small Company Value Trust is designed for long-term investors willing to assume above-average risk in return for above-average capital growth potential.

EQUITY TRUST -- The principal investment objective of the Equity Trust is growth of capital. Current income is a secondary consideration although growth of income may accompany growth of capital. Fidelity Management Trust Company ("FMTC") manages the Equity Trust and seeks to attain the foregoing objective by investing primarily in common stocks of U. S. issuers or securities convertible into or which carry the right to buy common stocks.

GROWTH TRUST -- The investment objective of the Growth Trust is to seek long-term growth of capital. Founders manages the Growth Trust and will pursue this objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of well-established, high-quality growth companies that Founders believes have the potential to increase earnings faster than the rest of the market.

QUANTITATIVE EQUITY TRUST -- The investment objective of the Quantitative Equity Trust (prior to December 31, 1996, the "Common Stock Trust") is to achieve intermediate- and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return. MAC manages the Quantitative Equity Trust.

EQUITY INDEX TRUST -- The investment objective of the Equity Index Trust is to achieve investment results which approximate the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). MAC manages the Equity Index Trust.

BLUE CHIP GROWTH TRUST -- The primary investment objective of the Blue Chip Growth Trust (prior to October 1, 1996, the "Pasadena Growth Trust") is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the portfolio are expected to pay dividends. T. Rowe Price manages the Blue Chip Growth Trust.

REAL ESTATE SECURITIES TRUST -- The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. MAC manages the Real Estate Securities Trust.

VALUE TRUST -- The investment objective of the Value Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Miller Anderson & Sherrerd, LLP ("MAS") manages the Value Trust and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

INTERNATIONAL GROWTH AND INCOME TRUST -- The investment objective of the International Growth and Income Trust is to seek long-term growth of capital and income. The portfolio is designed for investors with a long-term investment horizon who want to take advantage of investment opportunities outside the United States. J.P. Morgan Investment Management Inc. ("J.P. Morgan") manages the International Growth and Income Trust.

GROWTH AND INCOME TRUST -- The investment objective of the Growth and Income Trust is to provide long-term growth of capital and income consistent with prudent investment risk. Wellington Management Company, LLP ("Wellington Management") manages the Growth and Income Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality.

EQUITY-INCOME TRUST -- The investment objective of the Equity-Income Trust (prior to December 31, 1996, the "Value Equity Trust") is to provide substantial dividend income and also long-term capital appreciation. T. Rowe Price manages the Equity-Income Trust and seeks to attain this objective by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

BALANCED TRUST -- The investment objective of the Balanced Trust is current income and capital appreciation. Founders is the manager of the Balanced Trust and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

HIGH YIELD TRUST -- The investment objective of the High Yield Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the High Yield Trust and seeks to attain this objective by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

AUTOMATIC ASSET ALLOCATION TRUSTS (AGGRESSIVE, MODERATE AND CONSERVATIVE) -- The investment objective of each of the Automatic Asset Allocation Trusts is to obtain the highest potential total return consistent with a specified level of risk tolerance -- aggressive, moderate and conservative. The amount of each portfolio's assets invested in each category of securities is dependent upon the judgment of FMTC as to what percentages of each portfolio's assets in each category will contribute to the limitation of risk and the achievement of its investment objective.

STRATEGIC BOND TRUST -- The investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital. The Strategic Bond Trust seeks to achieve its objective by giving its Subadviser, Salomon Brothers Asset Management Inc ("SBAM"), broad discretion to deploy the Strategic Bond Trust's assets among certain segments of the fixed-income market as SBAM believes will best contribute to the achievement of the portfolio's objective.

GLOBAL GOVERNMENT BOND TRUST -- The investment objective of the Global Government Bond Trust is to seek a high level of total return by placing primary emphasis on high current income and the preservation of capital. Oechsle International Advisors, L.P. ("Oechsle International") manages the Global Government Bond Trust and intends to pursue this objective by investing primarily in a selected global portfolio of high-quality, fixed-income securities of foreign and U.S. governmental entities and supranational issuers.

CAPITAL GROWTH BOND TRUST -- The investment objective of the Capital Growth Bond Trust is to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. MAC manages the Capital Growth Bond Trust. The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income.

INVESTMENT QUALITY BOND TRUST -- The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity. Wellington Management manages the Investment Quality Bond Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities.

U.S. GOVERNMENT SECURITIES TRUST -- The investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. SBAM manages the U.S. Government Securities Trust and seeks to attain its objective by investing a substantial portion of its assets in debt obligations and mortgage backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

MONEY MARKET TRUST -- The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity. MAC manages the Money Market Trust and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments.

LIFESTYLE AGGRESSIVE 1000 TRUST -- The investment objective of the Lifestyle Aggressive 1000 Trust is to provide long-term growth of capital. Current income is not a consideration. MAC manages the Lifestyle Aggressive 1000 Trust and seeks to achieve this objective by investing 100% of the Lifestyle Trust's assets in other portfolios of NASL Series Trust ("Underlying Portfolios") which invest primarily in equity securities.

LIFESTYLE GROWTH 820 TRUST -- The investment objective of the Lifestyle Growth 820 Trust is to provide long-term growth of capital with consideration also given to current income. MAC manages the Lifestyle Growth 820 Trust and seeks to achieve this objective by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed-income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE BALANCED 640 TRUST -- The investment objective of the Lifestyle Balanced 640 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth. MAC manages the Lifestyle Balanced 640 Trust and seeks to achieve this objective by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed-income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE MODERATE 460 TRUST -- The investment objective of the Lifestyle Moderate 460 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income. MAC manages the Lifestyle Moderate 460 Trust and seeks to achieve this objective by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed-income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

LIFESTYLE CONSERVATIVE 280 TRUST -- The investment objective of the Lifestyle Conservative 280 Trust is to provide a high level of current income with some consideration also given to growth of capital. MAC manages the Lifestyle Conservative 280 Trust and seeks to achieve this objective by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed-income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

                         MANUFACTURERS INVESTMENT TRUST

                                TABLE OF CONTENTS

SYNOPSIS....................................................................   8
FINANCIAL HIGHLIGHTS........................................................  10
INVESTMENT OBJECTIVES AND POLICIES..........................................  47
     Pacific Rim Emerging Markets Trust.....................................  47
     Science & Technology Trust.............................................  48
     International Small Cap Trust..........................................  48
     Emerging Growth Trust..................................................  50
     Pilgrim Baxter Growth Trust............................................  51
     Small/Mid Cap Trust....................................................  52
     International Stock Trust..............................................  52
     Worldwide Growth Trust ................................................  54
     Global Equity Trust....................................................  55
     Small Company Value Trust..............................................  56
     Equity Trust...........................................................  56
     Growth Trust...........................................................  57
     Quantitative Equity Trust (formerly, the "Common Stock Trust").........  58
     Equity Index Trust.....................................................  58
     Blue Chip Growth Trust (formerly, "Pasadena Growth Trust").............  59
     Real Estate Securities Trust...........................................  60
     Value Trust............................................................  61
     International Growth and Income Trust..................................  62
     Growth and Income Trust ...............................................  63
     Equity-Income Trust (formerly, "Value Equity Trust")...................  64
     Balanced Trust.........................................................  65
     High Yield Trust.......................................................  66
     Automatic Asset Allocation Trusts......................................  67
     Strategic Bond Trust...................................................  69
     Global Government Bond Trust...........................................  71
     Capital Growth Bond Trust..............................................  72
     Investment Quality Bond Trust..........................................  73
     U.S. Government Securities Trust.......................................  74
     Money Market Trust.....................................................  75
     The Lifestyle Trusts...................................................  76
RISK FACTORS................................................................  78
     Investment Restrictions Generally......................................  78
     High Yield (High Risk) Securities......................................  78
     Foreign Securities.....................................................  80
     Small Company and Emerging Growth Securities...........................  81
     Warrants...............................................................  82
     Lending Securities.....................................................  82
     When-Issued Securities ("Forward Commitments").........................  82
     Repurchase Agreements and Reverse Repurchase Agreements................  82
     Mortgage Dollar Rolls..................................................  83
     Hedging and Other Strategic Transactions...............................  83
     Illiquid Securities....................................................  84
MANAGEMENT OF THE TRUST.....................................................  84
     Advisory Arrangements..................................................  85
     Subadvisory Arrangements...............................................  87
     Expenses...............................................................  96
     Performance Data.......................................................  98

GENERAL INFORMATION.........................................................  99
     Shares of the Trust....................................................  99
     Taxes..................................................................  99
     Dividends.............................................................. 100
     Purchase and Redemption of Shares...................................... 100
     Custodian.............................................................. 101


     Year 2000 Issues....................................................... 101


Appendix I - Debt Security Ratings.......................................... 102
Appendix II - Strategic Bond and Investment Quality Bond Trust Debt Ratings. 104
Appendix III - Standard & Poor's Disclaimers................................ 105

                               ----------------------

NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE ADVISER, THE SUBADVISERS OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    SYNOPSIS

      Manufacturers Investment Trust (the "Trust"), formerly NASL Series Trust, is a series trust, which means that it has a number of portfolios, each with a stated investment objective which it pursues through separate investment policies. Currently, there are thirty-six such portfolios. The investment objective of each portfolio is set forth below in the description of the portfolio.

      In addition to the risks inherent in any investment in securities, certain portfolios of the Trust are subject to particular risks associated with investing in foreign securities, lending portfolio securities, investing in when-issued securities and hedging techniques employed through the use of futures contracts, options on futures contracts, forward currency contracts and various options (see "RISK FACTORS").

      The investment adviser of the Trust is Manufacturers Securities Services, LLC (the "Adviser"), the successor to NASL Financial Services, Inc. The Trust currently has fifteen Subadvisers who manage all of the portfolios:

SUBADVISER                                SUBADVISER TO
----------                                -------------
Fidelity Management Trust Company         Equity Trust
                                          Conservative Asset Allocation Trust
                                          Moderate Asset Allocation Trust
                                          Aggressive Asset Allocation Trust

Founders Asset Management LLC             Growth Trust
                                          Worldwide Growth Trust
                                          Balanced Trust
                                          International Small Cap Trust

Fred Alger Management, Inc.               Small/Mid Cap Trust

J.P. Morgan Investment Management Inc.    International Growth and Income
                                          Trust

Manufacturers Adviser Corporation         Pacific Rim Emerging Markets
                                          Trust
                                          Quantitative Equity Trust
                                          Real Estate Securities Trust
                                          Equity Index Trust
                                          Capital Growth Bond Trust
                                          Money Market Trust
                                          Lifestyle Trusts

Miller Anderson & Sherrerd, LLP           Value Trust
                                          High Yield Trust

Morgan Stanley Asset Management Inc.      Global Equity Trust

Oechsle International Advisors, L.P.      Global Government Bond Trust

Pilgrim Baxter & Associates, Ltd.         Pilgrim Baxter Growth Trust

Rosenberg Institutional Equity Management Small Company Value Trust

Rowe Price-Fleming International, Inc.    International Stock Trust

Salomon Brothers Asset Management Inc     U.S. Government Securities Trust
                                          Strategic Bond Trust

SUBADVISER                                SUBADVISER TO
----------                                -------------
T. Rowe Price Associates, Inc.            Science & Technology Trust
                                          Blue Chip Growth Trust
                                          Equity-Income Trust

Warburg Pincus Asset Management, Inc.     Emerging Growth Trust

Wellington Management Company, LLP        Growth and Income Trust
                                          Investment Quality Bond Trust

The Adviser receives a fee from the Trust computed separately for each portfolio, except for the Lifestyle Trusts, as indicated in the expense table below. The Subadviser of each portfolio receives a fee from the Adviser computed separately for each portfolio, which is paid out of the advisory fee and is not an additional charge to the portfolio or its shareholders (see "Management of the Trust").

      The Trust currently serves as the underlying investment medium for sums invested in annuity and variable life contracts issued by The Manufacturers Life Insurance Company of North America, ("Manulife North America"), formerly North American Security Life Insurance Company, The Manufacturers Life Insurance Company of New York ("Manulife New York"), formerly First North American Life Assurance Company, The Manufacturers Life Insurance Company of America ("Manufacturers America") and The Manufacturers Life Insurance Company (U.S.A.) ("Manufacturers USA"). The Trust may, however, be used for other purposes in the future, such as funding annuity contracts issued by other insurance companies. Manulife North America is controlled by The Manufacturers Life Insurance Company ("Manulife Financial"), a mutual life insurance company based in Toronto, Canada. Manulife New York is a wholly-owned subsidiary of Manulife North America. Manufacturers America and Manufacturers USA are indirect wholly owned subsidiaries of Manulife Financial. Currently, the Trust has four shareholders, Manulife North America, Manulife New York, Manufacturers America and Manufacturers USA. Trust shares are not offered directly to and may not be purchased directly by members of the public. Consequently, as of the date of this Prospectus, the terms "shareholder" and "shareholders" in this Prospectus refer to Manulife North America, Manulife New York, Manufacturers America and Manufacturers USA.

      Certain contract values will vary with the investment performance of the portfolios of the Trust. Because contract owners will allocate their investments among the portfolios, prospective purchasers should carefully consider the information about the Trust and its portfolios presented in this Prospectus before purchasing such a contract.

      The Trust is a no-load, open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and each of the portfolios, except the Global Government Bond Trust, the Emerging Growth Trust and the five Lifestyle Trusts, is diversified for purposes of the 1940 Act (see "Global Government Bond Trust," "Emerging Growth Trust" and "The Lifestyle Trusts").

      Information about the performance of each portfolio of the Trust is contained in the Trust's Annual Report to shareholders which may be obtained without charge.

                              FINANCIAL HIGHLIGHTS

      The tables below provide Financial Highlights for the Trust. In the case of the Quantitative Equity, Pacific Rim Emerging Markets, Real Estate Securities, Capital Growth Bond and Equity Index Trusts, the Financial Highlights for each period shown below consist of financial information for the predecessors to these portfolios. On December 31, 1996, the Common Stock, Pacific Rim Emerging Markets, Real Estate Securities, Capital Growth Bond and Equity Index portfolios of Manulife Series Fund, Inc. merged into the Quantitative Equity, Pacific Rim Emerging Markets, Real Estate Securities, Capital Growth Bond and Equity Index portfolios of the Trust, respectively, each of which was created to be successors to the corresponding portfolio of Manulife Series Fund, Inc. This information is supplemented by financial statements and accompanying notes appearing in the Trust's Annual Report to shareholders for the fiscal year ended December 31, 1997 which has been incorporated by reference into the Statement of Additional Information. The financial statements of the Trust at December 31, 1997 have been audited by Coopers & Lybrand L.L.P. independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                            PACIFIC RIM EMERGING MARKETS TRUST
                                                 --------------------------------------------------------
                                                                                                10/04/94*
                                                           YEARS ENDED DECEMBER 31,                TO
                                                 ----------------------------------------
                                                   1997             1996**        1995          12/31/94
                                                 ---------        ---------      --------      ----------
Net asset value, beginning
  of period ..................................   $  10.90        $  10.36        $   9.41       $ 10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................       0.05            0.07            0.12          0.04
  Net realized and unrealized gain (loss)
    on investments and foreign currency
     transactions ............................      (3.77)           0.94            0.96         (0.59)
                                                 --------        --------        --------       -------
       Total from investment
         operations ..........................      (3.72)           1.01            1.08         (0.55)

LESS DISTRIBUTIONS:
  Dividends from net investment income .......         --           (0.07)          (0.09)        (0.04)
  Dividends in excess of net investment income         --           (0.01)             --            --
  Distributions from capital gains ...........         --           (0.39)          (0.04)           --
  Distributions in excess of capital gains ...      (0.02)             --              --            --
                                                 --------        --------        --------       -------
       Total distributions ...................      (0.02)          (0.47)          (0.13)        (0.04)
                                                 --------        --------        --------       -------

Net asset value, end of period ...............   $   7.16        $  10.90        $  10.36       $  9.41
                                                 ========        ========        ========       =======

       Total return ..........................     (34.12%)          9.81%          11.47%        (5.63%)+

Net assets, end of period (000's) ............   $ 23,850        $ 23,241        $ 13,057       $ 7,657

Ratio of operating expenses to
  average net assets .........................       1.42%           1.50%           1.50%         1.50%(A)

Ratio of net investment income to
  average net assets .........................       0.65%           0.78%           1.01%         1.84%(A)

Portfolio turnover rate ......................         63%             48%             55%            0%(A)

Average commission rate per share (B) ........   $  0.013        $  0.015             N/A           N/A

----------
*     Commencement of operations.
** Effective December 31, 1996, the Portfolio changed its name from the Pacific Rim Emerging Markets Fund.
+     Non-annualized
(A)   Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                              SCIENCE &
                                                          TECHNOLOGY TRUST
                                                          ------------------
                                                              01/01/97*
                                                                 TO
                                                              12/31/97
                                                          ------------------
Net asset value, beginning
  of period ...............................                $  12.50

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .....................                   (0.04)
  Net realized and unrealized gain
    on investments ........................                    1.38
                                                           --------
       Total from investment
         operations .......................                    1.34

LESS DISTRIBUTIONS:
   Distributions from capital gains .......                   (0.04)
   Distributions in excess of capital gains                   (0.18)
                                                           --------
       Total distributions ................                   (0.22)
                                                           --------

Net asset value, end of period ............                $  13.62
                                                           ========
       Total return .......................                   10.71%

Net assets, end of period (000's) .........                $ 67,348

Ratio of operating expenses to
  average net assets ......................                    1.26%

Ratio of net investment loss to
  average net assets ......................                   (0.54%)

Portfolio turnover rate ...................                     121%

Average commission rate per share .........                $  0.039

----------
*    Commencement of operations.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                          INTERNATIONAL
                                                         SMALL CAP TRUST
                                                  ----------------------------
                                                     YEAR          03/04/96*
                                                     ENDED            TO
                                                   12/31/97        12/31/96
                                                  ------------    ------------
Net asset value, beginning
  of period ...........................            $   13.60      $   12.50

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...............                 0.08           0.06
  Net realized and unrealized gain
    on investments and foreign currency
     transactions .....................                 0.03           1.09
                                                   ---------      ---------

       Total from investment
         operations ...................                 0.11           1.15

LESS DISTRIBUTIONS:
   Dividends from net investment income                (0.01)         (0.05)
                                                   ---------      ---------

Net asset value, end of period ........            $   13.70      $   13.60
                                                   =========      =========

       Total return ...................                 0.79%          9.20%+

Net assets, end of period (000's) .....            $ 128,576      $  97,218

Ratio of operating expenses to
  average net assets ..................                 1.31%          1.29%(A)

Ratio of net investment income to
  average net assets ..................                 0.63%          0.93%(A)

Portfolio turnover rate ...............                   74%            50%(A)

Average commission rate per share (B) .            $   0.012      $   0.015

----------
*    Commencement of operations.
+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                              EMERGING GROWTH TRUST
                                              ---------------------
                                                    01/01/97*
                                                       TO
                                                    12/31/97
                                              ---------------------
 Net asset value, beginning
 of period ......................               $   20.60

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ............                   (0.02)
  Net realized and unrealized
    gain on investments ..........                    3.55
                                                 ---------
       Total from investment
         operations ..............                    3.53

Net asset value, end of period ...               $   24.13
                                                 =========
       Total return ..............                   17.14%

Net assets, end of period (000's)                $ 275,774

Ratio of operating expenses to
  average net assets .............                    1.11%

Ratio of net investment loss to
  average net assets .............                   (0.13%)

Portfolio turnover rate ..........                     120%

Average commission rate per share                $   0.057

----------
*    Commencement of operations.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                        PILGRIM BAXTER
                                                         GROWTH TRUST
                                                        --------------
                                                           01/01/97*
                                                              TO
                                                           12/31/97
                                                        --------------
Net asset value, beginning
  of period ......................                         $  12.50

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ............                            (0.03)
  Net realized and unrealized gain
    on investments ...............                             0.03
                                                           --------
       Total from investment
         operations ..............                               --

Net asset value, end of period ...                         $  12.50
                                                           ========
       Total return ..............                             0.00%

Net assets, end of period (000's)                          $ 93,335

Ratio of operating expenses to
  average net assets .............                             1.18%

Ratio of net investment loss to
  average net assets .............                            (0.46%)

Portfolio turnover rate ..........                               63%

Average commission rate per share                          $  0.047

----------
*    Commencement of operations.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       SMALL/MID CAP TRUST
                                                ------------------------------
                                                   YEAR            03/04/96*
                                                   ENDED              TO
                                                 12/31/97          12/31/96
                                                ------------      ------------
Net asset value, beginning
  of period ......................              $    13.37       $    12.50

INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ............                   (0.04)              --
  Net realized and unrealized gain
    on investments ...............                    2.08             0.87
                                                ----------       ----------
       Total from investment
         operations ..............                    2.04             0.87

Net asset value, end of period ...              $    15.41       $    13.37
                                                ==========       ==========
       Total return ..............                   15.26%            6.96%+

Net assets, end of period (000's)               $  268,377       $  176,062

Ratio of operating expenses to
  average net assets .............                    1.05%            1.10%(A)

Ratio of net investment loss to
  average net assets .............                   (0.33%)          (0.02%)(A)

Portfolio turnover rate ..........                     151%              67%(A)

Average commission rate per share               $    0.070       $    0.069

----------
*    Commencement of operations.
+    Non-annualized
(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                          INTERNATIONAL
                                                           STOCK TRUST
                                                        -------------------
                                                             01/01/97*
                                                                TO
                                                             12/31/97
                                                        -------------------
Net asset value, beginning
  of period ...............................                $   11.47

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................                     0.04
  Net realized and unrealized gain
    on investments and foreign currency
     transactions .........................                     0.12
                                                           ---------
       Total from investment
         operations .......................                     0.16

LESS DISTRIBUTIONS:
   Dividends from net investment income ...                    (0.03)
   Distributions from capital gains .......                    (0.05)
   Distributions in excess of capital gains                    (0.08)
                                                           ---------

       Total distributions ................                    (0.16)
                                                           ---------

Net asset value, end of period ............                $   11.47
                                                           =========
       Total return .......................                     1.38%

Net assets, end of period (000's) .........                $ 145,253

Ratio of operating expenses to
  average net assets ......................                     1.38%

Ratio of net investment income to
  average net assets ......................                     0.56%

Portfolio turnover rate ...................                       43%

Average commission rate per share (A) .....                $   0.026

----------
*    Commencement of operations.
(A) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                            WORLDWIDE
                                                          GROWTH TRUST
                                                       --------------------
                                                             01/01/97*
                                                                TO
                                                             12/31/97
                                                       --------------------
Net asset value, beginning
  of period ...............................                $   12.50

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...................                     0.04
  Net realized and unrealized gain
    on investments and foreign currency
     transactions .........................                     1.62
                                                           ---------
       Total from investment
         operations .......................                     1.66

LESS DISTRIBUTIONS:
   Dividends from net investment income ...                    (0.03)
   Distributions from capital gains .......                    (0.02)
   Distributions in excess of capital gains                    (0.07)
                                                           ---------
       Total distributions ................                    (0.12)
                                                           ---------

Net asset value, end of period ............                $   14.04
                                                           =========
       Total return .......................                    13.29%

Net assets, end of period (000's) .........                $  24,262

Ratio of operating expenses to
  average net assets ......................                     1.32%

Ratio of net investment income to
  average net assets ......................                     0.61%

Portfolio turnover rate ...................                       84%

Average commission rate per share (A) .....                $   0.032

----------
*    Commencement of operations.
(A) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                                      GLOBAL EQUITY TRUST
                                                ------------------------------------------------------------------------------------

                                                                                           YEARS ENDED DECEMBER 31,
                                                ------------------------------------------------------------------------------------
                                                 1997         1996          1995         1994        1993        1992        1991
                                                --------     -------       --------     -------     -------     -------     -------
Net asset value, beginning
  of period ...............................   $   17.84     $   16.10    $   15.74   $   15.73    $   12.00   $   12.24   $   11.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (B)  .......        0.19          0.12         0.29        0.05         0.12        0.10        0.16
  Net realized and unrealized gain
    (loss) on investments and
     foreign currency transactions ........        3.16          1.89         0.84        0.22         3.79       (0.19)       1.23
                                              ---------     ---------    ---------   ---------    ---------   ---------   ---------

     Total from investment operations .....        3.35          2.01         1.13        0.27         3.91       (0.09)       1.39

LESS DISTRIBUTIONS:
  Dividends from net investment
    income ................................       (0.27)        (0.27)       (0.08)      (0.02)       (0.18)      (0.15)      (0.15)
  Distributions from capital gains ........       (1.54)           --           --       (0.69)       (0.24)         --          --
                                                            ---------    ---------   ---------    ---------   ---------   ---------
     Total distributions ..................       (1.81)        (0.27)       (0.77)      (0.26)       (0.18)      (0.15)      (0.15)
                                              ---------     ---------    ---------   ---------    ---------   ---------   ---------

Net asset value, end of period ............   $   19.38     $   17.84    $   16.10   $   15.74    $   15.73   $   12.00   $   12.24
                                              =========     =========    =========   =========    =========   =========   =========

     Total return .........................       20.80%        12.62%        7.68%       1.74%       32.89%      (0.72%)     12.80%

Net assets, end of period (000's)..........    $868,413     $ 726,842    $ 648,183   $ 616,138    $ 377,871   $ 116,731   $  89,003

Ratio of operating expenses to
  average net assets (C) ..................        1.01%         1.01%        1.05%       1.08%        1.16%       1.16%       1.23%

Ratio of net investment income
  (loss) to average net assets ............        1.02%         0.78%        0.61%       0.44%        0.77%       1.12%       1.47%

Portfolio turnover rate ...................          33%          169%          63%         52%          52%         69%         74%

Average commission rate per share (D) .....   $   0.032     $   0.015          N/A         N/A          N/A          N/A        N/A

                                                             GLOBAL EQUITY TRUST
                                                 ------------------------------------------

                                                    YEARS ENDED DECEMBER 31,      03/18/88*
                                                 -------------------------------     TO
                                                      1990           1989        12/31/88
                                                     -------        -------      ----------
Net asset value, beginning
  of period ...............................        $   12.57      $   10.15     $   10.03

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) (B)  .......             0.12           0.10         (0.05)
  Net realized and unrealized gain
    (loss) on investments and
     foreign currency transactions ........            (1.41)          2.32          0.17
                                                   ---------      ---------     ---------

     Total from investment operations .....            (1.29)          2.42          0.12

LESS DISTRIBUTIONS:
  Dividends from net investment
    income ................................            (0.04)            --            --
  Distributions from capital gains ........               --          (0.24)           --
                                                   ---------      ---------     ---------
     Total distributions ..................            (0.28)            --            --
                                                   ---------      ---------     ---------

Net asset value, end of period ............        $   11.00      $   12.57     $   10.15
                                                   =========      =========     =========

     Total return .........................           (10.43%)        23.84%         1.20%+

Net assets, end of period (000's)..........        $  63,028      $  26,223     $   2,143

Ratio of operating expenses to
  average net assets (C) ..................             1.28%          1.62%         3.98%(A)

Ratio of net investment income
  (loss) to average net assets ............             1.97%          1.82%        (1.71%)(A)

Portfolio turnover rate ...................               67%           109%           81%(A)

Average commission rate per share (D) .....              N/A            N/A          N/A

----------
*    Commencement of operations.
+    Non-annualized
(A)  Annualized
(B)  After expense reimbursement per share of $0.02 in 1988.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 4.53% in 1988.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                           SMALL COMPANY
                                                            VALUE TRUST
                                                     -------------------------
                                                             10/01/97*
                                                                TO
                                                             12/31/97
                                                     -------------------------
Net asset value, beginning
  of period ...........................                    $   12.50

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...............                         0.01
  Net realized and unrealized loss
    on investments and foreign currency
     transactions .....................                        (0.57)
                                                           ---------

       Total from investment
         operations ...................                        (0.56)

Net asset value, end of period ........                    $   11.94
                                                           =========

       Total return ...................                        (4.48%)+

Net assets, end of period (000's) .....                    $  67,091

Ratio of operating expenses to
  average net assets ..................                         1.19%(A)

Ratio of net investment income to
  average net assets ..................                         0.54%(A)

Portfolio turnover rate ...............                           81%(A)

Average commission rate per share (B) .                    $   0.032

----------
*    Commencement of operations.
+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                                               EQUITY TRUST
                                         ------------------------------------------------------------------------------------
                                                                                         YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------------------
                                            1997         1996         1995       1994         1993*      1992         1991
                                           -------       ------       ------     ------      --------    ------      -------
Net asset value, beginning
  of period ..........................   $   22.62    $   20.79    $   14.66  $   15.57   $   13.97   $   13.12   $   11.33

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............        0.08         0.13         0.10       0.11        0.07        0.64        0.14
  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions ..        3.31         3.77         6.14      (0.18)       2.11        0.38        1.88
                                         ---------    ---------    ---------  ---------   ---------   ---------   ---------
     Total from investment
       operations ....................        3.39         3.90         6.24      (0.07)       2.18        1.02        2.02

LESS DISTRIBUTIONS:
  Dividends from net investment income       (0.14)       (0.09)       (0.11)     (0.05)      (0.58)      (0.17)      (0.23)
  Distributions from capital gains ...       (4.37)       (1.98)          --      (0.79)         --         --          --
                                                                   ---------  ---------   ---------   ---------   ---------

     Total distributions .............       (4.51)       (2.07)       (0.11)     (0.84)      (0.58)      (0.17)      (0.23)
                                         ---------    ---------    ---------  ---------   ---------   ---------   ---------

Net asset value, end of period .......   $   21.50    $   22.62    $   20.79  $   14.66   $   15.57   $   13.97   $   13.12
                                         =========    =========    =========  =========   =========   =========   =========

     Total return ....................       19.25%       20.14%       42.79%     (0.53%)     16.31%       7.93%      17.94%

Net assets, end of period (000's) ....   $1,521,382   $1,345,461   $ 988,800  $ 534,562   $ 387,842   $ 192,626   $  88,235

Ratio of operating expenses to
  average net assets .................        0.80%        0.80%        0.80%      0.84%       0.88%       0.95%       0.89%

Ratio of net investment income to
  average net assets .................        0.35%        0.71%        0.63%      0.88%       0.50%       7.31%       2.23%

Portfolio turnover rate ..............         224%         223%          88%       132%        173%        782%        172%

Average commission rate per share (A)    $   0.043    $   0.043          N/A        N/A         N/A         N/A         N/A

                                                    EQUITY TRUST
                                         -----------------------------------
                                              YEARS ENDED DECEMBER 31,
                                         -----------------------------------
                                            1990       1989       1988
                                           -------    -------    -------
Net asset value, beginning
  of period ..........................   $   19.14   $   15.17   $   12.57

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............        0.24        0.29        0.15
  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions ..       (1.95)       3.87        2.45
                                         ---------   ---------   ---------
     Total from investment
       operations ....................       (1.71)       4.16        2.60

LESS DISTRIBUTIONS:
  Dividends from net investment income       (0.29)      (0.12)         --
  Distributions from capital gains ...       (5.81)      (0.07)         --
                                         ---------   ---------   ---------

     Total distributions .............       (6.10)      (0.19)         --
                                         ---------   ---------   ---------

Net asset value, end of period .......   $   11.33   $   19.14   $   15.17
                                         =========   =========   =========

     Total return ....................      (11.79%)     27.70%      20.71%

Net assets, end of period (000's) ....   $  36,564   $  32,108   $ 133,852

Ratio of operating expenses to
  average net assets .................        0.97%       1.02%       1.08%

Ratio of net investment income to
  average net assets .................        2.74%       1.90%       1.80%

Portfolio turnover rate ..............          95%        111%         49%

Average commission rate per share (A)          N/A         N/A         N/A

----------
 * Net investment income per share was calculated using the average shares method for fiscal year 1993.
(A) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                         GROWTH TRUST
                                                  ----------------------------
                                                     YEAR         07/15/96*
                                                     ENDED           TO
                                                   12/31/97       12/31/96
                                                  ------------   ------------
Net asset value, beginning
  of period ...........................            $   13.73       $   12.50

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...............                 0.08            0.09
  Net realized and unrealized gain
    on investments and foreign currency
     transactions .....................                 3.40            1.23
                                                   ---------       ---------

       Total from investment
         operations ...................                 3.48            1.32

LESS DISTRIBUTIONS:
   Dividends from net investment income                   --           (0.09)
                                                   ---------       ---------

Net asset value, end of period ........            $   17.21       $   13.73
                                                   =========       =========

       Total return ...................                25.35%          10.53%+

Net assets, end of period (000's) .....            $ 167,388       $  56,807

Ratio of operating expenses to
  average net assets ..................                 0.95%           1.01%(A)

Ratio of net investment income to
  average net assets ..................                 0.74%           2.57%(A)

Portfolio turnover rate ...............                  179%            215%(A)

Average commission rate per share .....            $   0.061       $   0.048

----------
*    Commencement of operations.
+    Non-annualized
(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                              QUANTITATIVE EQUITY TRUST
                                               -------------------------------------------------------------------------------------
                                                                              YEARS ENDED DECEMBER 31,
                                               -------------------------------------------------------------------------------------
                                                1997      1996**      1995       1994     1993       1992       1991       1990
                                               -------    -------     ------    -------  -------    -------    -------    -------
Net asset value, beginning
  of period ..............................   $  17.33   $  17.27   $  13.36   $  14.68   $  13.73   $  13.33   $  10.48   $  11.25

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (A) ..............       0.26       0.26       0.24       0.20       0.19       0.18       0.21       0.32
  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions ......       4.91       2.83       3.67      (0.81)      1.64       0.61       2.94      (0.77)
                                             --------   --------   --------   --------   --------   --------   --------   --------

     Total from investment
       operations ........................       5.17       3.09       3.91      (0.61)      1.83       0.79       3.15      (0.45)

LESS DISTRIBUTIONS:
  Dividends from net investment income ...         --      (0.50)        --      (0.20)     (0.19)     (0.18)     (0.21)     (0.32)

  Distributions from capital gains .......         --      (2.51)        --      (0.51)     (0.69)     (0.21)     (0.09)        --
  Distributions in excess of capital gains         --      (0.02)        --         --         --         --         --         --
                                             --------   --------   --------   --------   --------   --------   --------   --------

     Total distributions .................         --      (3.03)        --      (0.71)     (0.88)     (0.39)     (0.30)     (0.32)
                                             --------   --------   --------   --------   --------   --------   --------   --------

Net asset value, end of period ...........   $  22.50   $  17.33   $  17.27   $  13.36   $  14.68   $  13.73   $  13.33   $  10.48
                                             ========   ========   ========   ========   ========   ========   ========   ========

     Total return ........................      29.83%     17.92%     29.23%     (4.19%)    13.39%      6.07%     30.18%     (4.06%)

Net assets, end of period (000's) ........   $167,530   $ 91,900   $ 60,996   $ 34,829   $ 21,651   $  9,708   $  5,480   $  2,872

Ratio of operating expenses to
  average net assets (B) .................       0.50%      0.50%      0.50%      0.50%      0.50%      0.50%      0.50%      0.50%

Ratio of net investment income to
  average net assets .....................       1.50%      1.81%      1.76%      1.53%      1.39%      1.51%      1.78%      3.06%

Portfolio turnover rate ..................        114%       105%       109%        85%        88%        48%        53%       121%

Average commission rate per share (C) ....   $  0.059   $  0.060        N/A        N/A        N/A        N/A        N/A        N/A

                                            QUANTITATIVE EQUITY TRUST
                                            -------------------------
                                            YEARS ENDED DECEMBER 31,
                                            -------------------------
                                               1989       1988
                                              -------    -------
Net asset value, beginning
  of period ..............................   $   8.91  $   8.36

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (A) ..............       0.36      0.28
  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions ......       2.34      0.56
                                             --------  --------

     Total from investment
       operations ........................       2.70      0.84

LESS DISTRIBUTIONS:
  Dividends from net investment income ...      (0.36)    (0.29)
  Distributions from capital gains .......         --        --
  Distributions in excess of capital gains         --        --
                                             --------  --------

     Total distributions .................      (0.36)    (0.29)
                                             --------  --------

Net asset value, end of period ...........   $  11.25  $   8.91
                                             ========  ========

     Total return ........................      30.66%     9.86%

Net assets, end of period (000's) ........   $  2,138  $  1,176

Ratio of operating expenses to
  average net assets (B) .................       0.50%     0.50%

Ratio of net investment income to
  average net assets .....................       3.48%     3.16%

Portfolio turnover rate ..................        121%      172%

Average commission rate per share (C) ....        N/A       N/A

----------
 *    Commencement of operations.
** Effective December 31, 1996, the Portfolio changed its name from the Common Stock Fund.
(A) After investment adviser expense reimbursement per share of $0.05 for the year ended December 31, 1997.
(B) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.77% for the year ended December 31, 1997.
(C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                      EQUITY INDEX TRUST
                                                   -------------------------
                                                      YEAR         02/14/96*
                                                      ENDED           TO
                                                     12/31/97     12/31/96**
                                                   -----------    ----------
Net asset value, beginning
  of period ...............................         $  10.69       $  10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (B) ...............             0.32           0.19
  Net realized and unrealized gain
    on investments ........................             3.26           1.29
                                                    --------       --------
       Total from investment
         operations .......................             3.58           1.48

LESS DISTRIBUTIONS:
   Dividends from net investment income ...            (0.32)         (0.19)
   Distributions from capital gains .......            (1.47)         (0.21)
   Distributions in excess of capital gains               --          (0.39)
                                                    --------       --------
       Total distributions ................            (1.79)         (0.79)
                                                    --------       --------

Net asset value, end of period ............         $  12.48       $  10.69
                                                    ========       ========

       Total return .......................            33.53%         14.86%+

Net assets, end of period (000's) .........         $ 27,075       $  7,818

Ratio of operating expenses to
  average net assets (C) ..................             0.40%          0.40%(A)

Ratio of net investment income to
  average net assets ......................             3.64%          4.74%(A)

Portfolio turnover rate ...................                7%            27%(A)

Average commission rate per share .........         $  0.033       $  0.041

----------
 *    Commencement of operations.
** Effective December 31, 1996, the Portfolio changed its name from the Equity Index Fund.
+     Non-annualized
(A)   Annualized
(B) After investment adviser expense reimbursement per share of $0.01 for the year ended December 31, 1997.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.57% for the year ended December 31, 1997.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                          BLUE CHIP GROWTH TRUST
                                           ----------------------------------------------------------------------------------
                                                                  YEARS ENDED DECEMBER 31,                          12/11/92*
                                           --------------------------------------------------------------------        TO
                                             1997            1996**         1995          1994          1993        12/31/92
                                           --------       ---------      ---------      ---------     ---------     ---------
Net asset value, beginning of period ..   $   14.31       $   11.40      $    9.05      $    9.55     $    9.93     $   10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (B) ..........        0.09            0.03           0.03           0.04          0.05          0.00
   Net realized and unrealized gain
     (loss) on investments ............        3.13            2.92           2.36          (0.50)        (0.42)        (0.07)
                                          ---------       ---------      ---------      ---------     ---------     ---------
       Total from investment operations        3.22            2.95           2.39          (0.46)        (0.37)        (0.07)

LESS DISTRIBUTIONS:
   Dividends from net investment income       (0.03)          (0.04)         (0.04)         (0.04)        (0.01)           --
   Distributions from capital gains ...       (2.50)             --             --             --            --            --
                                          ---------       ---------      ---------      ---------     ---------     ---------
       Total distributions ............       (2.53)          (0.04)         (0.04)         (0.04)        (0.01)           --
                                          ---------       ---------      ---------      ---------     ---------     ---------

Net asset value, end of period ........   $   15.00       $   14.31      $   11.40      $    9.05     $    9.55     $    9.93
                                          =========       =========      =========      =========     =========     =========
       Total return ...................       26.94%          25.90%         26.53%         (4.80%)       (3.80%)       (0.70%)+

Net assets, end of period (000's) .....   $ 708,807       $ 422,571      $ 277,674      $ 151,727     $ 104,966     $  31,118

Ratio of operating expenses to
  average net assets (C) ..............       0.975%          0.975%         0.975%         0.975%        0.975%         1.06%(A)

Ratio of net investment income to
  average net assets ..................        0.74%           0.26%          0.42%          0.65%         0.75%         1.04%(A)

Portfolio turnover rate ...............          37%            159%            57%            33%           12%            0%(A)

Average commission rate per share (D) .   $   0.043       $   0.049            N/A            N/A           N/A           N/A

----------
 *    Commencement of operations.
** Effective October 1, 1996, the Portfolio changed its name from the Pasadena Growth Trust.
+     Non-annualized
(A)   Annualized
(B) After investment adviser and subadviser expense reimbursement per share of $0.006, $0.004, $0.006 and $0.01 for the years ended December 31, 1996,
      1995, 1994 and 1993, respectively.
(C) The ratio of operating expenses, before reimbursement from the investment adviser and subadviser, was 1.02%, 1.03%, 1.06% and 1.09% for the years ended December 31, 1996, 1995, 1994 and 1993, respectively.
(D) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                           REAL ESTATE SECURITIES TRUST
                                              --------------------------------------------------------------------------------------
                                                                             YEARS ENDED DECEMBER 31,
                                              --------------------------------------------------------------------------------------
                                               1997      1996**       1995       1994       1993       1992      1991      1990
                                              -------   --------     ------     ------     ------     ------    -------   -------
Net asset value, beginning
  of period ..............................   $  16.95   $  15.10    $  13.34   $  14.07   $  12.75   $  10.92  $   8.16  $   9.24

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (A) ..............       0.80       0.74        0.67       0.55       0.47       0.45      0.53      0.67
  Net realized and unrealized gain
    (loss) on investments ................       2.32       4.31        1.35      (0.93)      2.38       1.83      2.76     (1.09)
                                             --------   --------    --------   --------   --------   --------  --------  --------

     Total from investment
       operations ........................       3.12       5.05        2.02      (0.38)      2.85       2.28      3.29     (0.42)

LESS DISTRIBUTIONS:
  Dividends from net investment income ...         --      (1.39)      (0.26)     (0.27)     (0.47)     (0.45)    (0.53)    (0.66)
  Distributions from capital gains .......         --      (1.77)         --      (0.08)     (1.06)        --        --        --
  Distributions in excess of capital gains         --      (0.04)         --         --         --         --        --        --
                                             --------   --------    --------   --------   --------   --------  --------  --------

     Total distributions .................         --      (3.20)      (0.26)     (0.35)     (1.53)     (0.45)    (0.53)    (0.66)
                                             --------   --------    --------   --------   --------   --------  --------  --------

Net asset value, end of period ...........   $  20.07   $  16.95    $  15.10   $  13.34   $  14.07   $  12.75  $  10.92  $   8.16
                                             ========   ========    ========   ========   ========   ========  ========  ========

     Total return ........................      18.41%     34.69%      15.14%     (2.76%)    22.61%     21.29%    41.10%    (4.53%)

Net assets, end of period (000's) ........   $161,759   $ 76,220    $ 52,440   $ 42,571   $ 24,106   $  7,273  $  4,120  $  2,774

Ratio of operating expenses to
  average net assets (B) .................       0.50%      0.50%       0.50%      0.50%      0.50%      0.50%     0.50%     0.50%

Ratio of net investment income to
  average net assets .....................       5.42%      5.22%       5.06%      4.26%      3.93%      4.13%     5.40%     7.74%

Portfolio turnover rate ..................        148%       231%        136%        36%       143%        71%       40%       24%

Average commission rate per share (C) ....   $  0.052   $  0.059         N/A        N/A        N/A        N/A       N/A       N/A

                                               REAL ESTATE SECURITIES TRUST
                                              -----------------------------
                                                 YEARS ENDED DECEMBER 31,
                                              -----------------------------
                                                 1989          1988
                                                -------       -------
Net asset value, beginning
  of period ..............................      $   9.12      $   8.76

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (A) ..............          0.68          0.70
  Net realized and unrealized gain
    (loss) on investments ................          0.15          0.37
                                                --------      --------

     Total from investment
       operations ........................          0.83          1.07

LESS DISTRIBUTIONS:
  Dividends from net investment income ...         (0.71)        (0.71)
  Distributions from capital gains .......            --            --
  Distributions in excess of capital gains            --            --
                                                --------      --------

     Total distributions .................         (0.71)        (0.71)
                                                --------      --------

Net asset value, end of period ...........      $   9.24      $   9.12
                                                ========      ========

     Total return ........................          9.23%        11.72%

Net assets, end of period (000's) ........      $  2,874      $  2,490

Ratio of operating expenses to
  average net assets (B) .................          0.50%         0.50%

Ratio of net investment income to
  average net assets .....................          7.29%         7.18%

Portfolio turnover rate ..................            15%           23%

Average commission rate per share (C) ....           N/A           N/A

----------
 *    Commencement of operations
** Effective December 31, 1996, the Portfolio changed its name from the Real Estate Securities Fund.
(A) After investment adviser expense reimbursement per share of $0.04 for the year ended December 31, 1997.
(B) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.77% for the year ended December 31, 1997.
(C) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                            VALUE TRUST
                                                     -------------------------
                                                             01/01/97*
                                                                 TO
                                                             12/31/97
                                                     -------------------------
Net asset value, beginning
  of period...............................                   $12.50

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................                     0.10
  Net realized and unrealized gain
    on investments........................                     2.67
                                                              -----
       Total from investment
         operations.......................                     2.77

LESS DISTRIBUTIONS:
   Dividends from net investment income...                    (0.10)
   Distributions from capital gains.......                    (0.30)
   Distributions in excess of capital gains                   (0.06)
                                                              ------
       Total distributions................                    (0.46)
                                                              ------

Net asset value, end of period............                   $14.81
                                                             ======
       Total return.......................                    22.14%

Net assets, end of period (000's).........                 $144,672

Ratio of operating expenses to
  average net assets......................                     0.96%

Ratio of net investment income to
  average net assets......................                     1.50%

Portfolio turnover rate...................                       43%

Average commission rate per share.........                   $0.058

----------
*    Commencement of operations.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                  INTERNATIONAL GROWTH AND INCOME TRUST
                                               ------------------------------------------

                                                YEARS ENDED DECEMBER 31,       01/09/95*
                                               ---------------------------         TO
                                                  1997            1996          12/31/95
                                               -----------     -----------     ----------
Net asset value, beginning
  of period............................          $11.77         $10.47          $10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income...............            0.23           0.17            0.11
   Net realized and unrealized gain (loss)
    on investments and foreign currency
      transactions.....................           (0.26)          1.15            0.59
                                                  ------         -----           -----

       Total from investment
         operations....................           (0.03)          1.32            0.70

LESS DISTRIBUTIONS:
   Dividends from net investment income           (0.22)         (0.02)          (0.12)
   Distributions from capital gains....           (0.51)            --           (0.11)
                                                  ------       -------           ------

       Total distributions.............           (0.73)         (0.02)          (0.23)
                                                  ------         ------          ------

Net asset value, end of period.........          $11.01         $11.77          $10.47
                                                 ======         ======          ======

       Total return....................           (0.08%)        12.61%           6.98%+

Net assets, end of period (000's)......        $203,776       $189,010         $88,638

Ratio of operating expenses to
  average net assets...................            1.12%          1.11%           1.47%(A)

Ratio of net investment income to
  average net assets...................            2.08%          1.82%           0.71%(A)

Portfolio turnover rate................             166%           148%            112%(A)

Average commission rate per share (B)..          $0.004         $0.028           N/A

----------
*    Commencement of operations.
+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                          GROWTH AND INCOME TRUST
                                          ------------------------------------------------------------------------------------
                                                                   YEARS ENDED DECEMBER 31,                          04/23/91*
                                          -----------------------------------------------------------------------       TO
                                            1997           1996         1995         1994       1993       1992      12/31/91
                                          --------       --------     --------     --------   --------   --------    --------
Net asset value, beginning
  of period ...........................   $  19.38       $  16.37     $  13.04     $  13.05   $  12.10   $  11.08      $  10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...............       0.22           0.22         0.27         0.25       0.17       0.20          0.13
  Net realized and unrealized gain
    on investments and foreign currency
     transactions .....................       5.73           3.41         3.45         0.11       0.98       0.92          0.95
                                          --------       --------     --------     --------   --------   --------      --------
       Total from investment operations       5.95           3.63         3.72         0.36       1.15       1.12
                                                                                                                           1.08

LESS DISTRIBUTIONS:
  Dividends from net investment income       (0.24)         (0.26)       (0.26)       (0.19)     (0.18)     (0.10)           --
  Distributions from capital gains ....      (1.20)         (0.36)       (0.13)       (0.18)     (0.02)        --            --
                                          --------       --------     --------     --------   --------   --------      --------
       Total distributions ............      (1.44)         (0.62)       (0.39)       (0.37)     (0.20)     (0.10)           --
                                          --------       --------     --------     --------   --------   --------      --------

Net asset value, end of period ........   $  23.89       $  19.38     $  16.37     $  13.04   $  13.05   $  12.10      $  11.08
                                          ========       ========     ========     ========   ========   ========      ========
       Total return ...................      32.83%         22.84%       29.20%        2.85%      9.62%     10.23%        10.80%+

Net assets, end of period (000's) ..... $1,605,387     $1,033,738     $669,387     $409,534   $288,765   $130,984      $ 57,404

Ratio of operating expenses to
  average net assets ..................       0.79%          0.80%        0.80%        0.82%      0.85%      0.85%         0.98%(A)

Ratio of net investment income to
  average net assets ..................       1.14%          1.56%        2.23%        2.40%      2.29%      2.78%         2.92%(A)

Portfolio turnover rate ...............         34%            49%          39%          42%        39%        44%           62%(A)

Average commission rate per share (B) .   $  0.055       $  0.055          N/A          N/A        N/A        N/A           N/A

----------
*   Commencement of operations.
+   Non-annualized
(A) Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                       EQUITY-INCOME TRUST
                                          ----------------------------------------------------------------------------
                                                                YEARS ENDED DECEMBER 31,                     02/19/93*
                                          ----------------------------------------------------------------      TO
                                             1997              1996**           1995         1994(1)         12/31/93
                                          --------          --------         --------        --------        --------
Net asset value, beginning
  of period ...........................   $  15.41          $  13.81         $  11.33        $  11.31        $  10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..............       0.34              0.21             0.17            0.12            0.07
   Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions .............       3.68              2.39             2.49           (0.03)           1.24
                                          --------          --------         --------        --------        --------
       Total from investment
         operations ...................       4.02              2.60             2.66            0.09            1.31

LESS DISTRIBUTIONS:
   Dividends from net investment income      (0.21)            (0.16)           (0.08)          (0.05)             --
   Distributions from capital gains ...      (1.98)            (0.84)           (0.10)          (0.02)             --
                                          --------          --------         --------        --------        --------
       Total distributions ............      (2.19)            (1.00)           (0.18)          (0.07)             --
                                          --------          --------         --------        --------        --------

Net asset value, end of period ........   $  17.24          $  15.41         $  13.81        $  11.33        $  11.31
                                          ========          ========         ========        ========        ========
       Total return ...................      29.71%            19.85%           23.69%           0.79%          13.10%+

Net assets, end of period (000's) .....   $941,705          $599,486         $396,827        $221,835        $ 86,472

Ratio of operating expenses to
  average net assets ..................       0.85%             0.85%            0.85%           0.87%           0.94%(A)

Ratio of net investment income to
  average net assets ..................       2.47%             1.78%            1.63%           1.08%           1.30%(A)

Portfolio turnover rate ...............         25%              158%              52%             26%             33%(A)

Average commission rate per share (B) .   $  0.035          $  0.052              N/A             N/A             N/A

----------
 *    Commencement of operations.
** Effective October 1, 1996, the Portfolio changed its name from the Value Equity Trust.
(1) Net investment income per share was calculated using the average shares method for fiscal year 1994.
+     Non-annualized
(A)   Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                          BALANCED TRUST
                                                     -------------------------
                                                             01/01/97*
                                                                TO
                                                             12/31/97
                                                     -------------------------
Net asset value, beginning
  of period...............................                   $16.41

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................                     0.51
  Net realized and unrealized
    gain on investments...................                     2.41
                                                              -----
       Total from investment
         operations.......................                     2.92

Net asset value, end of period............                   $19.33
                                                             ======
       Total return.......................                    17.79%

Net assets, end of period (000's).........                 $177,045

Ratio of operating expenses to
  average net assets......................                     0.88%

Ratio of net investment income to
  average net assets......................                     2.97%

Portfolio turnover rate...................                      219%

Average commission rate per share.........                   $0.061

----------
*    Commencement of operations.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                              AGGRESSIVE ASSET ALLOCATION TRUST
                                          ------------------------------------------------------------------------
                                                                   YEARS ENDED DECEMBER 31,
                                          ------------------------------------------------------------------------
                                            1997         1996         1995         1994         1993         1992
                                         --------     --------     --------     --------     --------     --------
Net asset value, beginning
  of period ..........................   $  13.45     $  12.85     $  11.17     $  12.03     $  11.25     $  10.72

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............       0.29         0.36         0.35         0.31         0.34         0.30
  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions ..       2.01         1.21         2.07        (0.41)        0.79         0.55
                                         --------     --------     --------     --------     --------     --------
     Total from investment operations        2.30         1.57         2.42        (0.10)        1.13         0.85

LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.38)       (0.33)       (0.33)       (0.31)       (0.30)       (0.32)
  Distributions from capital gains ...      (1.01)       (0.64)       (0.41)       (0.45)       (0.05)          --
                                         --------     --------     --------     --------     --------     --------

     Total distributions .............      (1.39)       (0.97)       (0.74)       (0.76)       (0.35)       (0.32)
                                         --------     --------     --------     --------     --------     --------

Net asset value, end of period .......   $  14.36     $  13.45     $  12.85     $  11.17     $  12.03     $  11.25
                                         ========     ========     ========     ========     ========     ========
     Total return ....................      19.09%       13.00%       22.77%       (0.69%)      10.30%        8.24%

Net assets, end of period (000's) ....   $243,533     $226,699     $211,757     $184,662     $174,448     $151,627

Ratio of operating expenses to
  average net assets .................       0.90%        0.90%        0.91%        0.89%        0.86%        0.89%

Ratio of net investment income to
  average net assets .................       1.99%        2.73%        2.76%        2.90%        2.96%        3.08%

Portfolio turnover rate ..............         91%          75%         111%         136%          92%         123%

Average commission rate per share (B)    $  0.022     $  0.025          N/A          N/A          N/A          N/A

                                         AGGRESSIVE ASSET ALLOCATION TRUST
                                         ----------------------------------
                                         YEARS ENDED DECEMBER 31,  08/03/89*
                                         ------------------------     TO
                                           1991         1990       12/31/89
                                         --------     --------     --------
Net asset value, beginning
  of period ..........................   $   9.08     $   9.88     $  10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............       0.36         0.36         0.08
  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions ..       1.69        (1.07)       (0.20)
                                         --------     --------     --------
     Total from investment operations        2.05        (0.71)       (0.12)

LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.41)       (0.07)          --
  Distributions from capital gains ...         --        (0.02)          --
                                         --------     --------     --------
     Total distributions .............      (0.41)       (0.09)          --
                                         --------     --------     --------

Net asset value, end of period .......   $  10.72     $   9.08     $   9.88
                                         ========     ========     ========
     Total return ....................      22.96%       (7.27%)      (1.20%)+

Net assets, end of period (000's) ....   $124,632     $ 91,581     $ 87,301

Ratio of operating expenses to
  average net assets .................       0.88%        0.78%        0.89%(A)

Ratio of net investment income to
  average net assets .................       3.63%        4.08%        3.32%(A)

Portfolio turnover rate ..............        172%          82%          22%(A)

Average commission rate per share (B)         N/A          N/A          N/A

----------
*    Commencement of operations.
+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                               MODERATE ASSET ALLOCATION TRUST
                                         --------------------------------------------------------------------------
                                                                   YEARS ENDED DECEMBER 31,
                                         --------------------------------------------------------------------------
                                           1997         1996         1995         1994         1993         1992
                                         --------     --------     --------     --------     --------     --------
Net asset value, beginning
  of period ..........................   $  12.49     $  12.39     $  10.79     $  11.76     $  11.14     $  10.72

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............       0.48         0.54         0.50         0.45         0.41         0.41
  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions ..       1.29         0.60         1.65        (0.65)        0.67         0.43
                                         --------     --------     --------     --------     --------     --------
     Total from investment operations        1.77         1.14         2.15        (0.20)        1.08         0.84


LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.57)       (0.52)       (0.45)       (0.40)       (0.39)       (0.42)
  Distributions from capital gains ...      (0.74)       (0.52)       (0.10)       (0.37)       (0.07)          --
                                         --------     --------     --------     --------     --------     --------
     Total distributions .............      (1.31)       (1.04)       (0.55)       (0.77)       (0.46)       (0.42)
                                         --------     --------     --------     --------     --------     --------

Net asset value, end of period .......   $  12.95     $  12.49     $  12.39     $  10.79     $  11.76     $  11.14
                                         ========     ========     ========     ========     ========     ========
     Total return ....................      15.87%        9.96%       20.68%       (1.61%)      10.06%        8.30%

Net assets, end of period (000's) ....   $609,142     $624,821     $650,136     $604,491     $644,257     $505,967

Ratio of operating expenses to
  average net assets .................       0.85%        0.84%        0.84%        0.85%        0.84%        0.87%

Ratio of net investment income to
  average net assets .................       3.37%        4.17%        4.09%        4.01%        4.02%        4.21%

Portfolio turnover rate ..............         78%          78%         129%         180%         135%         169%

Average commission rate per share (B)    $  0.022     $  0.027          N/A          N/A          N/A          N/A

                                              MODERATE ASSET ALLOCATION TRUST
                                         -------------------------------------
                                          YEARS ENDED DECEMBER 31,  08/03/89*
                                         --------------------------    TO
                                             1991         1990      12/31/89
                                         --------     --------      --------
Net asset value, beginning
  of period ..........................   $   9.29     $  10.03     $  10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............       0.42         0.48         0.11
  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions ..       1.50        (1.10)       (0.08)
                                         --------     --------     --------
     Total from investment operations        1.92        (0.62)        0.03

LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.49)       (0.10)          --
  Distributions from capital gains ...         --        (0.02)          --
                                         --------     --------     --------
     Total distributions .............      (0.49)       (0.12)          --
                                         --------     --------     --------

Net asset value, end of period .......   $  10.72     $   9.29     $  10.03
                                         ========     ========     ========
     Total return ....................      21.23%       (6.23%)       0.30%+

Net assets, end of period (000's) ....   $420,074     $327,328     $318,439

Ratio of operating expenses to
  average net assets .................       0.86%        0.73%        0.79%(A)

Ratio of net investment income to
  average net assets .................       4.38%        5.10%        4.51%(A)

Portfolio turnover rate ..............        168%          76%          41%(A)

Average commission rate per share (B)         N/A          N/A          N/A

----------
*    Commencement of operations.
+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                            CONSERVATIVE ASSET ALLOCATION TRUST
                                         --------------------------------------------------------------------------
                                                                   YEARS ENDED DECEMBER 31,
                                         --------------------------------------------------------------------------
                                           1997         1996         1995         1994         1993         1992
                                         --------     --------     --------     --------     --------     --------
Net asset value, beginning
  of period ..........................   $  11.64     $  11.59     $  10.34     $  11.26     $  10.78     $  10.63

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............       0.54         0.57         0.54         0.55         0.50         0.47
  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions ..       0.67         0.20         1.26        (0.76)        0.44         0.26
                                         --------     --------     --------     --------     --------     --------
     Total from investment operations        1.21         0.77         1.80        (0.21)        0.94         0.73

LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.59)       (0.56)       (0.55)       (0.46)       (0.46)       (0.58)
  Distributions from capital gains ...      (0.48)       (0.16)          --        (0.25)          --           --
                                         --------     --------     --------     --------     --------     --------
     Total distributions .............      (1.07)       (0.72)       (0.55)       (0.71)       (0.46)       (0.58)
                                         --------     --------     --------     --------     --------     --------

Net asset value, end of period .......   $  11.78     $  11.64     $  11.59     $  10.34     $  11.26     $  10.78
                                         ========     ========     ========     ========     ========     ========
     Total return ....................      11.44%        7.03%       18.07%       (1.84%)       8.99%        7.36%

Net assets, end of period (000's) ....   $204,348     $208,466     $224,390     $216,716     $250,117     $201,787

Ratio of operating expenses to
  average net assets .................       0.89%        0.87%        0.87%        0.87%        0.86%        0.89%

Ratio of net investment income to
  average net assets .................       4.39%        4.59%        4.68%        4.86%        4.78%        4.99%

Portfolio turnover rate ..............         86%          73%         110%         220%         170%         252%

Average commission rate per share (B)    $  0.021     $  0.028          N/A          N/A          N/A          N/A

                                          CONSERVATIVE ASSET ALLOCATION TRUST
                                         -------------------------------------
                                          YEARS ENDED DECEMBER 31,  08/03/89*
                                         --------------------------    TO
                                             1991         1990      12/31/89
                                         --------     --------      --------
Net asset value, beginning
  of period ..........................   $   9.56     $  10.11     $  10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............       0.58         0.62         0.15
  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions ..       1.15        (1.01)       (0.04)
                                         --------     --------     --------
     Total from investment operations        1.73        (0.39)        0.11

LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.66)       (0.13)          --
  Distributions from capital gains ...         --        (0.03)          --
                                         --------     --------     --------
     Total distributions .............      (0.66)       (0.16)          --
                                         --------     --------     --------

Net asset value, end of period .......   $  10.63     $   9.56     $  10.11
                                         ========     ========     ========
     Total return ....................      18.80%       (3.84%)       1.10%+

Net assets, end of period (000's) ....   $165,167     $149,901     $141,191

Ratio of operating expenses to
  average net assets .................       0.88%        0.76%        0.82%(A)

Ratio of net investment income to
  average net assets .................       5.65%        6.68%        6.00%(A)

Portfolio turnover rate ..............        211%          78%          85%(A)

Average commission rate per share (B)         N/A          N/A          N/A

----------
*    Commencement of operations.
+    Non-annualized
(A)  Annualized
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share of all security trades on which commissions are charged. In certain foreign markets the relationship between the translated U.S. dollar price per share and commission paid per share may vary from that of domestic markets.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                         HIGH YIELD TRUST
                                                     -------------------------
                                                             01/01/97*
                                                                TO
                                                             12/31/97
                                                     -------------------------
Net asset value, beginning
  of period...............................                   $12.50

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................                     0.46
  Net realized and unrealized gain
    on investments and foreign currency
     transactions.........................                     1.13
                                                              -----
       Total from investment
         operations.......................                     1.59

LESS DISTRIBUTIONS:
   Dividends from net investment income...                    (0.46)
   Distributions from capital gains.......                    (0.07)
                                                              ------
       Total distributions................                    (0.53)
                                                              ------

Net asset value, end of period............                   $13.56
                                                             ======
       Total return.......................                    12.68%

Net assets, end of period (000's).........                  $92,748

Ratio of operating expenses to
  average net assets......................                     0.89%

Ratio of net investment income to
  average net assets......................                     7.40%

Portfolio turnover rate...................                       75%

----------
*    Commencement of operations.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                    STRATEGIC BOND TRUST
                                             -----------------------------------------------------------------
                                                          YEARS ENDED DECEMBER 31,                   02/19/93*
                                             -----------------------------------------------            TO
                                               1997         1996         1995         1994           12/31/93
                                             --------     --------     --------     --------         --------
Net asset value, beginning
  of period ..............................   $  11.94     $  11.26     $   9.91     $  10.88         $  10.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .................       0.67         0.62         0.78         0.57             0.33
   Net realized and unrealized gain (loss)
     on investments and foreign currency
       transactions ......................       0.57         0.92         1.04        (1.22)            0.55
                                             --------     --------     --------     --------         --------
       Total from investment
         operations ......................       1.24         1.54         1.82        (0.65)            0.88

LESS DISTRIBUTIONS:
   Dividends from net investment income ..      (0.71)       (0.86)       (0.47)       (0.28)              --
   Distributions from capital gains ......      (0.09)          --           --        (0.04)              --
                                             --------     --------     --------     --------         --------
       Total distributions ...............      (0.80)       (0.86)       (0.47)       (0.32)              --
                                             --------     --------     --------     --------         --------

Net asset value, end of period ...........   $  12.38     $  11.94     $  11.26     $   9.91         $  10.88
                                             ========     ========     ========     ========         ========
       Total return ......................      10.98%       14.70%       19.22%       (5.99%)           8.80%+

Net assets, end of period (000's) ........   $365,590     $221,277     $122,704     $ 84,433         $ 53,640

Ratio of operating expenses to
  average net assets .....................       0.87%        0.86%        0.92%        0.91%            1.00%(A)

Ratio of net investment income to
  average net assets .....................       7.54%        8.20%        8.76%        7.49%            6.56%(A)

Portfolio turnover rate ..................        131%         165%         181%         197%             356%(A)

----------
*    Commencement of operations.
+    Non-annualized
(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                GLOBAL GOVERNMENT BOND TRUST
                                         -------------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------
                                            1997         1996         1995         1994         1993         1992
                                         --------     --------     --------     --------     --------     --------
Net asset value, beginning
  of period ..........................   $  14.97     $  14.56     $  12.47     $  13.93     $  12.47     $  12.88

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............       0.93         0.93         1.16         0.74         0.59         0.42
  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions ..      (0.57)        0.79         1.62        (1.54)        1.67        (0.16)
                                         --------     --------     --------     --------     --------     --------

     Total from investment operations        0.36         1.72         2.78        (0.80)        2.26         0.26

LESS DISTRIBUTIONS:
  Dividends from net investment income      (1.23)       (1.31)       (0.69)       (0.30)       (0.70)       (0.43)
  Distributions from capital gains ...      (0.03)          --           --        (0.36)       (0.10)       (0.24)
                                         --------     --------     --------     --------     --------     --------

     Total distributions .............      (1.26)       (1.31)       (0.69)       (0.66)       (0.80)       (0.67)
                                         --------     --------     --------     --------     --------     --------

Net asset value, end of period .......   $  14.07     $  14.97     $  14.56     $  12.47     $  13.93     $  12.47
                                         ========     ========     ========     ========     ========     ========

     Total return ....................       2.95%       13.01%       23.18%       (5.75%)      18.99%        2.27%

Net assets, end of period (000's) ....   $216,117     $249,793     $235,243     $208,513     $196,817     $ 67,859

Ratio of operating expenses to
  average net assets .................       0.93%        0.90%        0.93%        0.96%        1.06%        1.05%

Ratio of net investment income to
  average net assets .................       5.87%        6.38%        6.83%        6.10%        5.61%        6.71%

Portfolio turnover rate ..............        160%         167%         171%         157%         154%         132%

                                                    GLOBAL GOVERNMENT BOND TRUST
                                         ------------------------------------------------
                                                 YEARS ENDED DECEMBER 31,       03/18/88*
                                         ----------------------------------        TO
                                           1991         1990         1989       12/31/88
                                         --------     --------     --------     --------
Net asset value, beginning
  of period ..........................   $  11.59     $  10.50     $  10.21     $  10.03

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............       0.55         0.25         0.45         0.14
  Net realized and unrealized gain
    (loss) on investments and
      foreign currency transactions ..       1.21         1.13           --         0.04
                                         --------     --------     --------     --------

     Total from investment operations        1.76         1.38         0.45         0.18

LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.46)       (0.24)       (0.09)          --
  Distributions from capital gains ...      (0.01)       (0.05)       (0.07)          --
                                         --------     --------     --------     --------

     Total distributions .............      (0.47)       (0.29)       (0.16)          --
                                         --------     --------     --------     --------

Net asset value, end of period .......   $  12.88     $  11.59     $  10.50     $  10.21
                                         ========     ========     ========     ========

     Total return ....................      15.86%       13.49%        4.49%        1.79%+

Net assets, end of period (000's) ....   $ 28,251     $ 11,582     $  4,065     $  1,355

Ratio of operating expenses to
  average net assets .................       1.14%        1.21%        1.50%        3.39%(A)

Ratio of net investment income to
  average net assets .................      17.28%        6.62%        7.15%        3.74%(A)

Portfolio turnover rate ..............        164%         142%          50%         234%(A)

----------
*     Commencement of operations.
+     Non-annualized
(A)   Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                   CAPITAL GROWTH BOND TRUST
                                         ------------------------------------------------------------------------------
                                                                    YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------------------------------------
                                           1997       1996*       1995        1994        1993        1992        1991
                                         -------    -------     -------     -------     -------     -------     -------
Net asset value, beginning
  of period ..........................   $ 10.90    $ 11.30     $ 10.10     $ 11.33     $ 11.12     $ 11.47     $ 10.62

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (A) ..........      0.67       0.68        0.72        0.72        0.65        0.77        0.83
  Net realized and unrealized gain
    (loss) on investments ............      0.28      (0.40)       1.32       (1.22)       0.51       (0.11)       0.85
                                         -------    -------     -------     -------     -------     -------     -------
     Total from investment operations       0.95       0.28        2.04       (0.50)       1.16        0.66        1.68

LESS DISTRIBUTIONS:
  Dividends from net investment income        --      (0.68)      (0.72)      (0.72)      (0.65)      (0.78)      (0.83)
  Distributions from capital gains ...        --         --       (0.12)      (0.01)      (0.30)      (0.23)         --
                                         -------    -------     -------     -------     -------     -------     -------
     Total distributions .............        --      (0.68)      (0.84)      (0.73)      (0.95)      (1.01)      (0.83)
                                         -------    -------     -------     -------     -------     -------     -------

Net asset value, end of period .......   $ 11.85    $ 10.90     $ 11.30     $ 10.10     $ 11.33     $ 11.12     $ 11.47
                                         =======    =======     =======     =======     =======     =======     =======
     Total return ....................      8.72%      2.48%      20.24%      (4.49%)     10.56%       5.89%      16.38%

Net assets, end of period (000's) ....   $53,990    $45,393     $42,694     $33,618     $41,183     $30,695     $29,326

Ratio of operating expenses to
  average net assets (B) .............      0.50%      0.50%       0.50%       0.50%       0.50%       0.50%       0.50%

Ratio of net investment income to
  average net assets .................      6.30%      6.15%       6.36%       6.29%       5.69%       6.76%       7.54%

Portfolio turnover rate ..............        73%        58%         85%         79%         95%        153%         20%

                                            CAPITAL GROWTH BOND TRUST
                                         --------------------------------
                                             YEARS ENDED DECEMBER 31,
                                         --------------------------------
                                           1990        1989        1988
                                         -------     -------     -------
Net asset value, beginning
  of period ..........................   $ 10.82     $ 10.32     $ 10.53

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (A) ..........      0.88        0.90        0.92
  Net realized and unrealized gain
    (loss) on investments ............     (0.21)       0.50       (0.17)
                                         -------     -------     -------
     Total from investment operations       0.67        1.40        0.75

LESS DISTRIBUTIONS:
  Dividends from net investment income     (0.87)      (0.90)      (0.93)
  Distributions from capital gains ...        --          --       (0.03)
                                         -------     -------     -------
     Total distributions .............     (0.87)      (0.90)      (0.96)
                                         -------     -------     -------

Net asset value, end of period .......   $ 10.62     $ 10.82     $ 10.32
                                         =======     =======     =======
     Total return ....................      6.58%      13.88%       7.14%

Net assets, end of period (000's) ....   $24,808     $22,768     $19,732

Ratio of operating expenses to
  average net assets (B) .............      0.50%       0.50%       0.50%

Ratio of net investment income to
  average net assets .................      8.25%       8.34%       8.48%

Portfolio turnover rate ..............        41%         69%         29%

----------
* Effective December 31, 1996, the Portfolio changed its name from the Capital Growth Bond Fund.
(A) After investment adviser expense reimbursement per share of $0.02 for the year ended December 31, 1997.
(B) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.73% for the year ended December 31, 1997.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                             INVESTMENT QUALITY BOND TRUST
                                         -------------------------------------------------------------------------
                                                               YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------
                                           1997         1996         1995         1994         1993         1992
                                         --------     --------     --------     --------     --------     --------
Net asset value, beginning
  of period ..........................   $  11.89     $  12.32     $  11.01     $  12.12     $  11.58     $  11.33

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............       0.77         0.77         0.77         0.66         0.60         0.63
  Net realized and unrealized gain
    (loss) on investments ............       0.30        (0.50)        1.28        (1.23)        0.53         0.15
                                         --------     --------     --------     --------     --------     --------

     Total from investment operations        1.07         0.27         2.05        (0.57)        1.13         0.78

LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.83)       (0.70)       (0.74)       (0.54)       (0.59)       (0.53)
                                         --------     --------     --------     --------     --------     --------

Net asset value, end of period .......   $  12.13     $  11.89     $  12.32     $  11.01     $  12.12     $  11.58
                                         ========     ========     ========     ========     ========     ========

     Total return ....................       9.75%        2.58%       19.49%       (4.64%)      10.01%        7.21%

Net assets, end of period (000's) ....   $188,545     $152,961     $143,103     $111,423     $ 99,474     $ 60,185

Ratio of operating expenses to
  average net assets .................       0.74%        0.73%        0.74%        0.76%        0.77%        0.80%

Ratio of net investment income to
  average net assets .................       7.15%        6.95%        6.91%        6.49%        6.03%        6.96%

Portfolio turnover rate ..............         47%          68%         137%         140%          33%          59%


                                                  INVESTMENT QUALITY BOND TRUST
                                         ------------------------------------------------
                                                    YEARS ENDED DECEMBER 31,
                                         ------------------------------------------------
                                           1991*        1990         1989         1988
                                         --------     --------     --------     --------
Net asset value, beginning
  of period ..........................   $  10.74     $  12.37     $  11.55     $  10.79

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............       0.76         1.12         0.75         0.57
  Net realized and unrealized gain
    (loss) on investments ............       0.85        (1.50)        0.51         0.19
                                         --------     --------     --------     --------

     Total from investment operations        1.61        (0.38)        1.26         0.76

LESS DISTRIBUTIONS:
  Dividends from net investment income      (1.02)       (1.25)       (0.44)          --
                                         --------     --------     --------     --------

Net asset value, end of period .......   $  11.33     $  10.74     $  12.37     $  11.55
                                         ========     ========     ========     ========

     Total return ....................      16.07%       (2.73%)      11.34%        7.09%

Net assets, end of period (000's) ....   $ 38,896     $ 20,472     $ 26,965     $114,221

Ratio of operating expenses to
  average net assets .................       0.85%        0.70%        0.83%        0.89%

Ratio of net investment income to
  average net assets .................       7.47%        8.41%        8.77%        7.97%

Portfolio turnover rate ..............        115%         120%         351%          94%

----------
* The Investment Quality Bond Trust is the successor to the Bond Trust effective April 23, 1991.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                U.S. GOVERNMENT SECURITIES TRUST
                                         -------------------------------------------------------------------------
                                                                     YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------
                                           1997         1996         1995         1994         1993         1992
                                         --------     --------     --------     --------     --------     --------
Net asset value, beginning
  of period ..........................   $  13.32     $  13.65     $  12.64     $  13.48     $  13.05     $  12.85

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (B) ..........       0.75         0.83         0.89         0.77         0.48         0.10
  Net realized and unrealized gain
    (loss) on investments ............       0.31        (0.41)        0.99        (0.95)        0.49         0.65
                                         --------     --------     --------     --------     --------     --------
     Total from investment operations        1.06         0.42         1.88        (0.18)        0.97         0.75

LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.88)       (0.75)       (0.87)       (0.51)       (0.46)       (0.38)
  Distributions from capital gains ...         --           --           --        (0.15)       (0.08)       (0.17)
                                         --------     --------     --------     --------     --------     --------
     Total distributions .............      (0.88)       (0.75)       (0.87)       (0.66)       (0.54)       (0.55)
                                                      --------     --------     --------     --------     --------

Net asset value, end of period .......   $  13.50     $  13.32     $  13.65     $  12.64     $  13.48     $  13.05
                                         ========     ========     ========     ========     ========     ========
     Total return ....................       8.47%        3.38%       15.57%       (1.25%)       7.64%        6.19%

Net assets, end of period (000's) ....   $251,277     $204,053     $216,788     $188,813     $222,072     $125,945

Ratio of operating expenses to
  average net assets (C) .............       0.72%        0.71%        0.71%        0.73%        0.75%        0.76%

Ratio of net investment income to
  average net assets .................       6.27%        6.36%        6.46%        5.68%        5.05%        6.12%

Portfolio turnover rate ..............        110%         178%         212%         387%         213%         141%

                                                  U.S. GOVERNMENT SECURITIES TRUST
                                         -------------------------------------------------
                                               YEARS ENDED DECEMBER 31,          03/18/88*
                                         -----------------------------------        TO
                                           1991         1990          1989**     12/31/88
                                         --------     --------      --------     --------
Net asset value, beginning
  of period ..........................   $  11.83     $  10.98      $   9.81     $  10.03

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (B) ..........       0.19         1.07          0.20         0.07
  Net realized and unrealized gain
    (loss) on investments ............       1.40        (0.13)         1.08        (0.29)
                                         --------     --------      --------     --------
     Total from investment operations        1.59         0.94          1.28        (0.22)

LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.53)       (0.08)        (0.11)          --
  Distributions from capital gains ...      (0.04)       (0.01)           --           --
                                         --------     --------      --------     --------
     Total distributions .............      (0.57)       (0.09)        (0.11)          --
                                         --------     --------      --------     --------

Net asset value, end of period .......   $  12.85     $  11.83      $  10.98     $   9.81
                                         ========     ========      ========     ========
     Total return ....................      14.01%        8.63%        13.16%       (2.19%)+

Net assets, end of period (000's) ....   $ 29,246     $ 10,469      $  5,905     $    344

Ratio of operating expenses to
  average net assets (C) .............       0.87%        1.04%         0.90%        5.16%(A)

Ratio of net investment income to
  average net assets .................       7.09%        7.70%         6.66%        1.16%(A)

Portfolio turnover rate ..............        233%         284%          330%         156%(A)

----------
 *    Commencement of operations.
** The U.S. Government Securities Trust is the successor to the Convertible Securities Trust effective May 1, 1989.
+     Non-annualized
(A)   Annualized
(B) After expense reimbursement per share of $0.01 and $0.06 in 1989 and 1988, respectively.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 1.62% and 6.16% in 1989 and 1988, respectively.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                                  MONEY MARKET TRUST
                                         -------------------------------------------------------------------------
                                                                YEARS ENDED DECEMBER 31,
                                         -------------------------------------------------------------------------
                                           1997         1996         1995         1994         1993         1992
                                         --------     --------     --------     --------     --------     --------
Net asset value, beginning
  of period ..........................   $  10.00     $  10.00     $  10.00     $  10.00     $  10.00     $  10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............       0.50         0.49         0.55         0.38         0.27         0.33

LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.50)       (0.49)       (0.55)       (0.38)       (0.27)       (0.33)
                                         --------     --------     --------     --------     --------     --------

Net asset value, end of period .......   $  10.00     $  10.00     $  10.00     $  10.00     $  10.00     $  10.00
                                         ========     ========     ========     ========     ========     ========

     Total return ....................       5.15%        5.05%        5.62%        3.78%        2.69%        3.36%

Net assets, end of period (000's) ....   $439,714     $363,566     $258,117     $276,674     $132,274     $ 89,535

Ratio of operating expenses to
  average net assets .................       0.54%        0.55%        0.54%        0.57%        0.59%        0.60%
Ratio of net investment income to
  average net assets .................       5.03%        4.97%        5.48%        3.93%        2.66%        3.28%

                                                         MONEY MARKET TRUST
                                         -----------------------------------------------
                                                       YEARS ENDED DECEMBER 31,
                                         -----------------------------------------------
                                           1991         1990         1989         1988
                                         --------     --------     --------     --------
Net asset value, beginning
  of period ..........................   $  10.00     $  10.00     $  10.00     $  10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..............       0.56         0.75         0.72         0.57

LESS DISTRIBUTIONS:
  Dividends from net investment income      (0.56)       (0.75)       (0.72)       (0.57)
                                         --------     --------     --------     --------

Net asset value, end of period .......   $  10.00     $  10.00     $  10.00     $  10.00
                                         ========     ========     ========     ========

     Total return ....................       5.71%        7.76%        8.56%        6.77%

Net assets, end of period (000's) ....   $ 79,069     $ 85,040     $ 19,403     $ 12,268

Ratio of operating expenses to
  average net assets .................       0.60%        0.57%        0.79%        0.99%
Ratio of net investment income to
  average net assets .................       5.65%        7.27%        8.26%        6.68%

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       LIFESTYLE
                                                 AGGRESSIVE 1000 TRUST
                                               --------------------------
                                                        01/07/97*
                                                          TO
                                                       12/31/97
                                               --------------------------
Net asset value, beginning
  of period............................                 $12.50

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (B)...........                   0.05
   Net realized and unrealized gain
     on investments....................                   1.26
                                                         -----
       Total from investment
         operations....................                   1.31

LESS DISTRIBUTIONS:
   Dividends from net investment income                  (0.05)
   Distributions from capital gains....                  (0.29)
                                                         ------
       Total distributions.............                  (0.34)
                                                         ------

Net asset value, end of period.........                 $13.47
                                                        ======
       Total return....................                  10.89%+

Net assets, end of period (000's)......                $49,105

Ratio of operating expenses to
  average net assets (C)...............                   0.00%(A)

Ratio of net investment income to
  average net assets...................                   1.29%(A)

Portfolio turnover rate................                     67%(A)

----------
*    Commencement of operations.
+    Non-annualized
(A)  Annualized
(B) After investment adviser expense reimbursement per share of $0.007 for the year ended December 31, 1997.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.03% for the year ended December 31, 1997.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       LIFESTYLE
                                                   GROWTH 820 TRUST
                                               --------------------------
                                                        01/07/97*
                                                          TO
                                                       12/31/97
                                               --------------------------
Net asset value, beginning
  of period............................                 $12.50

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (B)...........                   0.30
   Net realized and unrealized gain
     on investments....................                   1.38
                                                         -----
       Total from investment
         operations....................                   1.68

LESS DISTRIBUTIONS:
   Dividends from net investment income                  (0.30)
   Distributions from capital gains....                  (0.11)
                                                         ------
       Total distributions.............                  (0.41)
                                                         ------

Net asset value, end of period.........                 $13.77
                                                        ======
       Total return....................                  13.84%+

Net assets, end of period (000's)......               $217,158

Ratio of operating expenses to
  average net assets (C)...............                   0.00%(A)

Ratio of net investment income to
  average net assets...................                   2.44%(A)

Portfolio turnover rate................                     51%(A)

----------
*     Commencement of operations.
+     Non-annualized
(A)   Annualized
(B) After investment adviser expense reimbursement per share of $0.004 for the year ended December 31, 1997.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.03% for the year ended December 31, 1997.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       LIFESTYLE
                                                  BALANCED 640 TRUST
                                               --------------------------
                                                        01/07/97*
                                                          TO
                                                       12/31/97
                                               --------------------------
Net asset value, beginning
  of period............................                 $12.50

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (B)...........                   0.50
   Net realized and unrealized gain
     on investments....................                   1.19
                                                         -----
       Total from investment
         operations....................                   1.69

LESS DISTRIBUTIONS:
   Dividends from net investment income                  (0.50)
   Distributions from capital gains....                  (0.13)
                                                         ------
       Total distributions.............                  (0.63)
                                                         ------

Net asset value, end of period.........                 $13.56
                                                        ======
       Total return....................                  14.11%+

Net assets, end of period (000's)......               $186,653

Ratio of operating expenses to
  average net assets (C)...............                   0.00%(A)

Ratio of net investment income to
  average net assets...................                   3.24%(A)

Portfolio turnover rate................                     44%(A)

----------
*     Commencement of operations.
+     Non-annualized
(A)   Annualized
(B) After investment adviser expense reimbursement per share of $0.005 for the year ended December 31, 1997.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.03% for the year ended December 31, 1997.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       LIFESTYLE
                                                  MODERATE 460 TRUST
                                               --------------------------
                                                        01/07/97*
                                                          TO
                                                       12/31/97
                                               --------------------------
Net asset value, beginning
  of period............................                 $12.50

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (B)...........                   0.65
   Net realized and unrealized gain
     on investments....................                   0.98
                                                         -----
       Total from investment
         operations....................                   1.63

LESS DISTRIBUTIONS:
   Dividends from net investment income                  (0.65)
   Distributions from capital gains....                  (0.13)
                                                         ------
       Total distributions.............                  (0.78)
                                                         ------

Net asset value, end of period.........                 $13.35
                                                        ======
       Total return....................                  13.70%+

Net assets, end of period (000's)......                $52,746

Ratio of operating expenses to
  average net assets (C)...............                   0.00%(A)

Ratio of net investment income to
  average net assets...................                   3.91%(A)

Portfolio turnover rate................                     39%(A)

----------
*     Commencement of operations.
+     Non-annualized
(A)   Annualized
(B) After investment adviser expense reimbursement per share of $0.005 for the year ended December 31, 1997.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.03% for the year ended December 31, 1997.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
--------------------------------------------------------------------------------

                                                       LIFESTYLE
                                                CONSERVATIVE 280 TRUST
                                               --------------------------
                                                        01/07/97*
                                                          TO
                                                       12/31/97
                                               --------------------------
Net asset value, beginning
  of period............................                 $12.50

INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (B)...........                   0.76
   Net realized and unrealized gain
     on investments....................                   0.67
                                                         -----
       Total from investment
         operations....................                   1.43

LESS DISTRIBUTIONS:
   Dividends from net investment income                  (0.76)
   Distributions from capital gains....                  (0.16)
                                                         ------
       Total distributions.............                  (0.92)
                                                         ------

Net asset value, end of period.........                 $13.01
                                                        ======
       Total return....................                  12.15%+

Net assets, end of period (000's)......                $19,750

Ratio of operating expenses to
  average net assets (C)...............                   0.00%(A)

Ratio of net investment income to
  average net assets...................                   3.95%(A)

Portfolio turnover rate................                     38%(A)

----------
*     Commencement of operations.
+     Non-annualized
(A)   Annualized
(B) After investment adviser expense reimbursement per share of $0.006 for the year ended December 31, 1997.
(C) The ratio of operating expenses, before reimbursement from the investment adviser, was 0.03% for the year ended December 31, 1997.

                       INVESTMENT OBJECTIVES AND POLICIES

      Each portfolio has a stated investment objective which it pursues through separate investment policies. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject.

      The investment objectives of each portfolio represent fundamental policies of each such portfolio and may not be changed without the approval of the holders of a majority of the outstanding shares of the portfolio. Except for certain investment restrictions, the policies by which a portfolio seeks to achieve its investment objectives may be changed by the Trustees of the Trust without the approval of the shareholders.

      The following is a description of the investment objectives and policies of each portfolio. More complete descriptions of the money market instruments and certain other instruments in which the Trust may invest and of the options, futures, currency and other derivative transactions that certain portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("Standard & Poor's") is included in Appendix I to this Prospectus.

PACIFIC RIM EMERGING MARKETS TRUST

      The investment objective of the Pacific Rim Emerging Markets Trust is to achieve long-term growth of capital. MAC manages the Pacific Rim Emerging Markets Trust and seeks to achieve this investment objective by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

      In pursuit of its investment objective, the Pacific Rim Emerging Markets Trust will vary the geographical distribution of its investments based upon the continuous evaluation of political, economic and market trends throughout the world. Investments will be shifted among the world's capital markets in accordance with the ongoing analyses of trends and developments affecting such markets and securities. The Pacific Rim Emerging Markets Trust will invest primarily in companies domiciled in potentially all countries of the Pacific Rim region. As used herein, the countries of the Pacific Rim region are India, Pakistan, Japan, Hong Kong, Singapore, Malaysia, Thailand, Indonesia, Australia, South Korea, Taiwan, Philippines, New Zealand and China.

      The Pacific Rim Emerging Markets Trust will, under normal conditions, invest at least 65% of its net assets in common stocks and equity-related securities of established larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital. Equity-related securities in which the portfolio may invest include: preferred stocks, warrants (see "RISK FACTORS -- Warrants" for further information on warrants) and securities convertible into or exchangeable into common stocks.

      The Pacific Rim Emerging Markets Trust may, for defensive purposes, invest all or a portion of its assets in non-convertible fixed-income securities denominated in U.S. and non-U.S. dollars. These non-convertible fixed-income securities will include debt of corporations, foreign governments and supranational organizations. The portfolio may also maintain a portion of its assets in cash or short-term debt securities pending the selection of certain long-term investments.

      The Pacific Rim Emerging Markets Trust will be subject to special risks as a result of its ability to invest up to 100% of its total assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Pacific Rim Emerging Markets Trust may also purchase and sell the following equity-related financial instruments: exchange-listed call and put options on equity indices, over-the-counter ("OTC") and exchange-listed equity index futures, OTC and exchange-listed call and put options on various currencies in the portfolio, and OTC foreign currency futures contracts on various currencies in the portfolio. (A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period.) The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

SCIENCE & TECHNOLOGY TRUST

      The investment objective of the Science & Technology Trust is long-term growth of capital. Current income is incidental to the portfolio's objective. T. Rowe Price manages the Science & Technology Trust.

      The Science & Technology Trust will invest at least 65% of its total assets in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Industries likely to be represented in the portfolio include computers and peripheral products, software, electronic components and systems, telecommunications, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology, environmental services, chemicals and synthetic materials, and defense and aerospace. Investments may also include companies that should benefit from the commercialization of technological advances even if they are not directly involved in research and development.

      Most of the assets of the Science & Technology Trust will be invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the portfolio's investment objective and program. The portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

      Stock selection for the portfolio is not based on company size but rather on an assessment of the company's fundamental prospects. As a result, holdings can range from small companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records of developing and marketing such advances.

      Companies in the rapidly changing fields of science and technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. Therefore, a portfolio of these stocks will likely be more volatile in price than one with broader diversification that includes investments in more economic sectors. The level of risk will be increased to the extent that the portfolio has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history). See "RISK FACTORS - Small Company and Emerging Growth Securities" for a discussion of the risks involved with investing in these securities.

      The Science & Technology Trust may also engage in a variety of investment management practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains a fuller description of such instruments and the risks associated therewith.

      The Science & Technology Trust will be subject to special risks as a result of its ability to invest up to 30% of its total assets in foreign securities. These include non-dollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). See "RISK FACTORS -- Foreign Securities" in this Prospectus for a description of these risks as well as a definition of ADRs. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Science & Technology Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

INTERNATIONAL SMALL CAP TRUST

      The investment objective of the International Small Cap Trust is to seek long-term capital appreciation. Founders manages the International Small Cap Trust and will pursue this objective by investing primarily in securities issued by foreign companies which have total market capitalizations (present market value per share multiplied by the total number of shares outstanding) or annual revenues of $1 billion or less ("small company securities"). These securities may represent companies in both established and emerging economies throughout the world. For a discussion of the risks of investing in small company securities see "RISK FACTORS - Small Company and Emerging Growth Securities."

      At least 65% of the portfolio's total assets will normally be invested in foreign securities representing a minimum of three countries (other than the United States). The portfolio may invest in larger foreign companies or in U.S. based companies if, in Founders' opinion, they represent better prospects for capital appreciation.

      The International Small Cap Trust will invest primarily in equity securities but may also invest in convertible securities, preferred stocks, bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. The portfolio will only invest in bonds, debentures and corporate obligations--other than convertible securities and preferred stock--rated investment-grade (Baa or higher by Moody's or BBB or higher by Standard & Poor's) at the time of purchase or, if unrated, of comparable quality in the opinion of Founders. Convertible securities and preferred stocks purchased by the Portfolio may be rated in medium and lower categories by Moody's or Standard & Poor's (Ba or lower by Moody's and BB or lower by Standard & Poor's) but will not be rated lower than
B. The portfolio may also invest in unrated convertible securities and preferred stocks in instances in which Founders believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities rated in categories no lower than B. At no time will the portfolio have more than 5% of its total assets invested in any fixed-income securities (excluding preferred stocks) which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. The portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the portfolio's purchase of the securities, unless such a disposition is necessary to reduce the portfolio's holdings of such securities to less than 5% of its total assets (see "RISK FACTORS -- High Yield (High Risk) Securities"). A description of the ratings used by Moody's and Standard & Poor's is set forth in Appendix I to the Prospectus.

      The International Small Cap Trust may invest up to 100% of its assets temporarily in the following securities if Founders determines that it is appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions: cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions. The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Trust's Trustees. When the portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments and may not achieve its investment objective.

      FOREIGN SECURITIES. The portfolio may invest up to 100% of its total assets in foreign securities and will be subject to special risks as a result of these investments. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. In order to comply with limitations imposed by the State of California Insurance Department, the International Small Cap Trust will comply with the restrictions regarding foreign investments set forth under "RISK FACTORS -- Additional Investment Restrictions on Borrowing and Foreign Investing."

      Foreign investments of the International Small Cap Trust may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by issuers located in such countries are expected to be more volatile and more uncertain as to payments of interest and principal. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations. Such countries may include (but are not limited to) Argentina, Australia, Austria, Belgium, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Denmark, Ecuador, Egypt, Finland, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Jordan, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, North Korea, Norway, Pakistan, Paraguay, Peru, Philippines, Poland, Portugal, Singapore, Slovak Republic. South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and the countries of the former Soviet Union. Investments of the Portfolio may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds. See "OTHER INSTRUMENTS -- High Yield Foreign Sovereign Debt Securities" in the Statement of Additional Information.

      Since the International Small Cap Trust's assets will be invested primarily in foreign securities and since substantially all of the portfolio's revenues will be received in foreign currencies, the portfolio's net asset values will be affected by changes in currency exchange rates. The portfolio will pay dividends in dollars and will incur currency conversion costs.

      USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The International Small Cap Trust is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

EMERGING GROWTH TRUST

      The investment objective of the Emerging Growth Trust is maximum capital appreciation. Warburg manages the Emerging Growth Trust and will pursue this objective by investing primarily in a portfolio of equity securities of domestic companies.

      The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation. Emerging growth companies are small- or medium-sized companies that have passed their start-up phase and that show positive earnings and prospects of achieving significant profit and gain in a relatively short period of time.

      The Emerging Growth Trust is classified as a non-diversified investment company under the 1940 Act, which means that the portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. As a non-diversified investment company, the portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. To the extent that the portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

      Although under current market conditions the Emerging Growth Trust expects to invest in companies having stock market capitalizations of up to approximately $500 million, the portfolio may invest in emerging growth companies without regard to their market capitalization. Emerging growth companies generally stand to benefit from new products or services, technological developments or changes in management and other factors and include smaller companies experiencing unusual developments affecting their market value. These "special situation companies" include companies that are involved in the following: an acquisition or consolidation; a reorganization; a recapitalization; a merger, liquidation, or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company's stock; or a change in corporate control. For a discussion of the risks involved with investing in securities of emerging growth companies see "RISK FACTORS -- Small Company and Emerging Growth Securities."

      The Emerging Growth Trust may invest up to 20% of its total assets in investment grade debt securities (other than money market obligations) and preferred stocks that are not convertible into common stock for the purpose of seeking capital appreciation. The interest income to be derived may be considered as one factor in selecting debt securities for investment by Warburg. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon Warburg's ability to accurately forecast changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

      A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or Standard & Poor's or, if unrated, is determined to be of comparable quality by Warburg. Bonds rated in the fourth highest grade may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by the portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. Neither event will require sale of such securities, although Warburg will consider such event in its determination of whether the portfolio should continue to hold the securities.

      When Warburg believes that a defensive posture is warranted, the Emerging Growth Trust may invest temporarily without limit in investment grade debt obligations and in domestic and foreign money market obligations, including repurchase agreements.

      The Emerging Growth Trust is authorized to invest, under normal market conditions, up to 20% of its total assets in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations and for temporary defensive purposes may invest in these securities without limit. These instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign banks, domestic savings and loans and similar institutions) that are high quality investments or, if unrated, deemed by Warburg to be high quality investments; commercial paper rated no lower than A-2 by Standard & Poor's or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

      The Emerging Growth Trust will be subject to certain risks as a result of its ability to invest up to 20% of its total assets in the securities of foreign issuers. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION --Taxes" in this Prospectus.

      USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS The Emerging Growth Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

PILGRIM BAXTER GROWTH TRUST

      The investment objective of the Pilgrim Baxter Growth Trust is capital appreciation. PBA manages the Pilgrim Baxter Growth Trust and seeks to achieve its objective by investing in companies believed by the Subadviser to have an outlook for strong earnings growth and the potential for significant capital appreciation.

      The Pilgrim Baxter Growth Trust will normally be as fully invested as practicable in common stocks and securities convertible into common stocks, but also may invest up to 5% of its assets in warrants and rights to purchase common stocks. In the opinion of PBA, there may be times when the shareholders' interests are best served and the investment objective is more likely to be achieved by having varying amounts of the portfolio's assets invested in convertible securities.

      Under normal market conditions, the Pilgrim Baxter Growth Trust will invest at least 65% of its total assets in common stocks and convertible securities of small and medium sized growth companies (market capitalization or annual revenues up to $2 billion). At certain times that percentage may be substantially higher. The average market capitalizations or annual revenues of holdings in the portfolio may, however, fluctuate over time as a result of market valuation levels and the availability of specific investment opportunities. In addition, the portfolio may continue to hold securities of companies whose market capitalizations or annual revenues grow above $2 billion subsequent to purchase, if the company continues to satisfy the other investment policies of the portfolio.

      PBA tries to keep the portfolio fully invested at all times. However, for temporary defensive purposes, when PBA determines that market conditions warrant, each portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"); repurchase agreements involving such securities; and, to the extent permitted by applicable law and the portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent the portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective.

      PBA's investment process in managing the assets of the Pilgrim Baxter Growth Trust is both quantitative and fundamental, and is extremely focused on quality earnings growth. In seeking to identify investment opportunities for the portfolio, PBA begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described above and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, PBA creates a universe of growing companies. Then, using fundamental research, PBA evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Subadviser seeks to construct an investment portfolio that possesses strong growth characteristics.

      While PBA intends to invest in small capitalization companies that have strong balance sheets and that PBA's research indicates should exceed consensus earnings expectations, any investment in small capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. For information on the risks associated with investing in securities of small capitalization companies see "RISK FACTORS Small Company and Emerging Growth Securities."

      Securities will be sold when PBA believes that anticipated appreciation is no longer probable, alternative investments offer superior appreciation prospects, or the risk of a decline in market price is too great. Because of its policy with respect to the sales of investments, the Pilgrim Baxter Growth Trust may from time to time realize short-term gains or losses. The portfolio will likely have somewhat greater volatility than the stock market in general, as measured by the S&P 500 Index.

      Normally, the Pilgrim Baxter Growth Trust will purchase only securities traded in the United States or Canada on registered exchanges or in the over-the-counter market. The portfolio may invest up to 15% of its total assets in securities of foreign issuers (including ADRs). To the extent the portfolio invests in foreign securities, it will be subject to certain risks as described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Pilgrim Baxter Growth Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of forward foreign currency contracts, however, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio. (Forward foreign currency contracts are the purchase of a fixed quantity of foreign currency at a future date at a price set at the time of the contract.) The Statement of Additional Information contains a description of these strategies and certain risks associated therewith.

SMALL/MID CAP TRUST

      The investment objective of the Small/Mid Cap Trust is to seek long-term capital appreciation. Alger manages the Small/Mid Cap Trust and will pursue this objective by investing at least 65% of the portfolio's total assets (except during temporary defensive periods) in small/mid cap equity securities. As used in this Prospectus, small/mid cap equity securities are equity securities of companies that, at the time of purchase, have "total market capitalization" -- present market value per share multiplied by the total number of shares outstanding -- between $500 million and $5 billion. The portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of $5 billion or greater and in excess of that amount (up to 100% of its assets ) during temporary defensive periods.

      The Small/Mid Cap Trust seeks to achieve its investment objective by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market.

      The Small/Mid Cap Trust may invest a significant portion of its assets in the securities of small companies. Small companies are those which are still in the developing stages of their life cycles and will attempt to achieve rapid growth in both sales and earnings. For the risks associated with investing in securities of small companies see "RISK FACTORS - Small Company and Emerging Growth Securities."

      In order to afford the portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objectives, it may hold up to 15% of its net assets (up to 100% of their assets during temporary defensive periods) in money market instruments, bank and thrift obligations, obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, foreign bank obligations and obligations of foreign branches of domestic banks, variable rate master demand notes and repurchase agreements. When the portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of its investments and may not achieve its investment objective.

      FOREIGN SECURITIES. The portfolio may invest up to 20% of its total assets in foreign securities and will be subject to certain risks as a result of these investments. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. The portfolio may also purchase American Depository Receipts ("ADRs") or U.S. dollar-denominated securities of foreign issuers that are not included in the 20% foreign securities limitation. See "RISK FACTORS -- Foreign Securities" in this Prospectus for a description of ADRs.

      USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Small/Mid Cap Trust is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

INTERNATIONAL STOCK TRUST

      The investment objective of the International Stock Trust is long-term growth of capital. Price-Fleming manages the International Stock Trust and seeks to attain this objective by investing primarily in common stocks of established, non-U.S. companies. The portfolio expects to invest substantially all of its assets outside the U.S. and to diversify broadly among countries throughout the world -developed, newly industrialized, and emerging. The portfolio will invest in at least three countries outside the United States.

      The International Stock Trust expects to invest substantially all of its assets in common stocks. However, the portfolio may also invest in a variety of other equity-related securities, such as preferred stocks, warrants and convertible securities, as well as corporate and governmental debt securities, when considered consistent with the portfolio's investment objectives and program. Under normal market conditions, the portfolio's investment in securities other than common stocks is limited to no more than 35% of total assets. However, for temporary defensive purposes, the portfolio may invest all or a significant portion of its assets in U.S. Government and corporate debt obligations. The portfolio will not purchase any debt security which at the time of purchase is rated below investment grade. This would not prevent the portfolio from retaining a security downgraded to below investment grade after purchase.

      The International Stock Trust will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

      Price-Fleming uses a "bottom-up" approach to stock selection based on fundamental research. A company's prospects for achieving and sustaining above-average, long-term earnings growth is generally the Subadviser's primary focus. However, valuation factors, such as price/earnings, price/cash flow, and price/book are also important considerations. In conjunction with identifying potential stocks for investment, external factors are also reviewed. For example, a country's or region's political, economic, and financial status helps shape the outlook for individual stocks and also affects decisions regarding the prudent level of overall exposure to particular areas.

      It is the present intention of Price-Fleming to invest in companies based in (or governments of or within) the Far East (for example, Japan, Hong Kong, Singapore, and Malaysia), Europe (for example, United Kingdom, Germany, Hungary, Poland, Netherlands, France, Spain, and Switzerland), South Africa, Australia, Canada, Latin America, and such other areas and countries as Price-Fleming may determine from time to time.

      In determining the appropriate distribution of investments among various countries and geographic regions, Price-Fleming ordinarily considers the following factors: prospects for relative economic growth between foreign countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors. In analyzing companies for investment, Price-Fleming ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the companies to compete successfully in their market place.

      While current dividend income is not a prerequisite in the selection of International Stock Trust companies, the companies in which the portfolio invests normally will have a record of paying dividends, and will generally be expected to increase the amounts of such dividends in future years as earnings increase. It is expected that the portfolio's investments will ordinarily be traded on exchanges located at least in the respective countries in which the various issuers of such securities are principally based.

      The International Stock Trust may purchase the securities of certain foreign investment portfolios or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the portfolio held its investment. In addition, the portfolio may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, the portfolio intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; losses will not be recognized. Such gains will be considered ordinary income, which the portfolio will be required to distribute even though it has not sold the security.

      The International Stock Trust may also engage in a variety of investment management practices, such as buying and selling futures and options and engaging in foreign currency exchange contracts. The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below


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

market (or even relatively nominal) rates. The Statement of Additional Information contains a fuller description of such instruments and the risks associated therewith.

      The International Stock Trust will be subject to special risks as a result of its ability to invest up to 100% of its total assets in foreign securities. These include non-dollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The International Stock Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

WORLDWIDE GROWTH TRUST

      The investment objective of the Worldwide Growth Trust is long-term growth of capital. Founders manages the Worldwide Growth Trust and seeks to attain this objective by normally investing at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world.

      The Worldwide Growth Trust will emphasize common stocks of both emerging and established growth companies that generally have proven performance records and strong market positions. The portfolio's holdings will usually consist of investments in companies in various countries throughout the world, but it will always invest at least 65% of its total assets in three or more countries. The portfolio will not invest more than 50% of its total assets in the securities of any one foreign country.

      The Worldwide Growth Trust has the ability to purchase securities in any foreign country as well as in the United States. Foreign investments of the portfolio may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue are expected to be more volatile and more uncertain as to payments of interest and principal. Investments of the portfolio may include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

      Since the Worldwide Growth Trust's assets will be invested primarily in foreign securities and since substantially all of the portfolio's revenues will be received in foreign currencies, the portfolio's net asset values will be affected by changes in currency exchange rates. The portfolio will pay dividends in dollars and will incur currency conversion costs.

      The Worldwide Growth Trust may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities.

      The portfolio will only invest in bonds, debentures, and corporate obligations -- other than convertible securities and preferred stocks -- rated investment grade (BBB or higher) at the time of purchase or, if unrated, of comparable quality in the opinion of Founders. Convertible securities and preferred stocks purchased by the portfolio may be rated in medium and lower categories by Moody's or Standard & Poor's (Ba or lower by Moody's and BB or lower by Standard & Poor's), but will not be rated lower than B. The portfolio may also invest in unrated convertible securities and preferred stocks in instances in which Founders believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the portfolio rated in categories no lower than B. At no time will the portfolio have more than 5% of its total assets invested in any fixed-income securities (excluding preferred stocks) which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. The portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the portfolio's purchase of the securities, unless such a disposition is necessary to reduce the portfolio's holdings of such securities to less than 5% of its total assets (see "RISK FACTORS -- High Yield (High Risk) Securities"). A description of the ratings used by Moody's and Standard & Poor's is set forth in Appendix I to the Prospectus.

      Up to 100% of the assets of the Worldwide Growth Trust may be invested temporarily in U.S. Government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if Founders determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Trust's Trustees. While the portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

      The Worldwide Growth Trust may invest in the securities of small and medium-sized companies. The Subadviser considers small and medium-sized companies to be those which are still in the developing stages of their life cycles and are attempting to achieve rapid growth in both sales and earnings. Investments in small sized companies involve greater risk than is customarily associated with more established companies. For a description of these risks see "RISK FACTORS - Small Company and Emerging Growth Securities. "

      The Worldwide Growth Trust will be subject to special risks as a result of its ability to invest up to 100% of its total assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Worldwide Growth Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

GLOBAL EQUITY TRUST

      The investment objective of the Global Equity Trust is long-term capital appreciation. Morgan Stanley manages the Global Equity Trust and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, American and Global Depository Receipts and other equity securities of issuers throughout the world, including issuers in the U.S. and emerging market countries.

      Under normal circumstances, at least 65% of the value of the total assets of the Global Equity Trust will be invested in equity securities and at least 20% of the value of the portfolio's total assets will be invested in the common stocks of U.S. issuers. The portfolio may also invest in money market instruments. Although the portfolio intends to invest primarily in securities listed on stock exchanges, it will also invest in equity securities that are traded over-the-counter or that are not admitted to listing on a stock exchange or dealt in on a regulated market. As a result of the absence of a public trading market, such securities may pose liquidity risks.

      The Subadviser's approach is oriented to individual stock selection and is value driven. In selecting stocks for the portfolio, the Subadviser initially identifies those stocks that it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues, and then evaluates the future value of such stocks by running the results of an in-depth study of the issuer through a dividend discount model. In selecting investments, the Subadviser utilizes the research of a number of sources, including Morgan Stanley Capital International, an affiliate of the Subadviser located in Geneva, Switzerland. Portfolio holdings are regularly reviewed and subjected to fundamental analysis to determine whether they continue to conform to the Subadviser's value criteria. Equity securities which no longer conform to such investment criteria will be sold. Although the portfolio will not invest for short-term trading purposes, investment securities may be sold from time to time without regard to the length of time they have been held.

      The Global Equity Trust may engage in forward foreign currency exchanges and when-issued or delayed delivery securities.

      The Global Equity Trust will be subject to special risks as a result of its ability to invest up to 100% of its total assets in foreign securities. These risks, including the risks of the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments, are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Global Equity Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

SMALL COMPANY VALUE TRUST

      The investment objective of the Small Company Value Trust is to seek long-term growth of capital. Rosenberg manages the Small Company Value Trust and will pursue this objective by investing in equity securities of smaller companies which are traded principally in the markets of the United States. Because the companies in which the Small Company Value Trust invests typically do not distribute significant amounts of company earnings to shareholders, the Small Company Value Trust's objective will place relatively greater emphasis on capital appreciation than on current income.

      Rosenberg seeks long-term growth of capital through a quantitative stock selection process. Rosenberg also attempts to control risk in the portfolio relative to the securities constituting its relevant benchmark (currently, the Russell 2000 Index). Rosenberg identifies and purchases those stocks which are undervalued (i.e., stocks which are currently cheaper than stocks with similar characteristics). Rosenberg does not seek to achieve extraordinary returns by timing the market but rather seeks to construct a portfolio with characteristics similar to those of the Small Company Value Trust's benchmark. These characteristics include market capitalization, historic volatility or "beta" (a stock's relative volatility) and industry weightings. In managing the portfolio, Rosenberg utilizes several computer models to assess a company's fundamental value and earnings potential as well as investor sentiment about the company. For additional information on Rosenberg's computer models, general investment philosophy and strategy, see "Additional Information Regarding Subadvisers" in the Statement of Additional Information.

      It is currently expected that, under normal circumstances, most (at least 80%) of the Small Company Value Trust's assets will be invested in common stocks of companies with total market capitalization of less than $1 billion ("small capitalization securities"). Investments in issues of small capitalization securities may present greater opportunities for capital appreciation but may also involve greater risk as discussed in "RISK FACTORS - Small Company Securities."

      To meet redemptions or pending investment in common stocks, the Small Company Value Trust may also temporarily hold a portion of its assets not invested in small capitalization securities in full faith and credit obligations of the United States government (e.g. U.S. Treasury Bills) and in short-term notes, commercial paper or other money market instruments of high quality (i.e., rated at least "A-2" or "AA" by Standard & Poor's or Prime 2 or "Aa" by Moody's Investors Service, Inc. ("Moody's")) issued by companies having an outstanding debt issue rated at least "AA" by Standard & Poor's or at least "Aa" by Moody's, or determined by Rosenberg to be of comparable quality to any of the foregoing.

      The Small Company Value Trust may invest without limit in common stocks of foreign issuers which are listed on a United States securities exchange or trade in the United States in the OTC market. Investment in common stocks of foreign issuers may involve certain special risks due to foreign economic, political and legal developments. These risks are described under the caption "RISK FACTORS -Foreign Securities" in this Prospectus. The Small Company Value Trust will not invest in securities which are principally traded outside of the United States.

      The Small Company Value Trust is designed for long-term investors willing to assume above-average risk in return for above-average capital growth potential.

      USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS The Small Company Value Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions."

EQUITY TRUST

      The principal investment objective of the Equity Trust is growth of capital. Current income is a secondary consideration although growth of income may accompany growth of capital.

      FMTC manages the Equity Trust and seeks to attain the foregoing objective by investing primarily in common stocks of United States issuers or securities convertible into or which carry the right to buy common stocks. It may also invest to a limited degree, normally not in excess of 15% of the value of the Equity Trust's total assets, in non-convertible preferred stocks and debt securities. Portfolio securities may be selected with a view toward either short-term or long-term capital growth. When in FMTC's opinion market or economic conditions warrant a defensive posture, the Equity Trust may place any portion of its assets in investment grade debt securities (i.e., the four highest bond ratings assigned by Moody's or Standard & Poor's), preferred stocks, Government securities or cash. The fourth highest category of investment grade bonds has some speculative characteristics and instruments with such ratings are subject to greater fluctuations in value than more highly rated instruments as economic conditions change. The Equity Trust is not required to dispose of such instruments in the event they are downgraded.

It may also maintain amounts in cash or short-term debt securities pending selection of investments in accordance with its policies.

      The Equity Trust will invest primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the "over the counter" market. The Equity Trust will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Equity Trust is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

GROWTH TRUST

      The investment objective of the Growth Trust is to seek long-term growth of capital. Founders manages the Growth Trust and will pursue this objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of well-established, high-quality growth companies that Founders believes have the potential to increase earnings faster than the rest of the market. These companies tend to have strong performance records, solid market positions and reasonable financial strength, and have continuous operating records of three years or more.

      The Growth Trust may invest in convertible securities, preferred stocks, bonds, debentures and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Current income will not be a substantial factor in the selection of these securities. The Growth Trust will only invest in bonds, debentures and corporate obligations--other than convertible securities and preferred stock--rated investment-grade (Baa or higher by Moody's and BBB or higher by Standard & Poor's) or, if unrated, of comparable quality in the opinion of Founders at the time of purchase. Convertible securities and preferred stocks purchased by the Trust may be rated in medium and lower categories by Moody's or Standard & Poor's (Ba or lower by Moody's and BB or lower by Standard & Poor's) but will not be rated lower than B. The Growth Trust may also invest in unrated convertible securities and preferred stocks in instances in which Founders believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities rated in categories no lower than B. At no time will the portfolio have more than 5% of its total assets invested in any fixed-income securities (excluding preferred stocks) which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. The portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the portfolio's purchase of the securities, unless such a disposition is necessary to reduce the portfolio's holdings of such securities to less than 5% of its total assets (see "RISK FACTORS -- High Yield Securities").

      The Growth Trust may invest up to 100% of its assets temporarily in the following securities if Founders determines that it is appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions: cash, cash equivalents, U.S. government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions. The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Trust's Trustees. When the Growth Trust is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the Growth Trust will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments and may not achieve its investment objective.

      FOREIGN SECURITIES. The Growth Trust may invest without limit in ADRs and up to 30% of its total assets in foreign securities (other than ADRs), with no more than 25% invested in any one foreign country. The Growth Trust will be subject to certain risks as a result of these investments. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

      USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS. The Growth Trust is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.


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QUANTITATIVE EQUITY TRUST

      The investment objective of the Quantitative Equity Trust (prior to December 31, 1996, the "Common Stock Fund") is to achieve intermediate- and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return. MAC manages the Quantitative Equity Trust.

      In pursuit of its objective, the Quantitative Equity Trust will invest principally in common stocks or in securities convertible into common stocks or carrying rights or warrants to purchase common stock or to participate in earnings. In selecting investments, emphasis will be placed on companies with good financial resources, strong balance sheet, satisfactory rate of return on capital, good industry position, superior management skills, and earnings that tend to grow at above average rates. The Trust's investments are not limited to any particular type or size of company, but high-quality growth and income stocks are emphasized.

      Investments will be made primarily in securities listed on national securities exchanges, but the Trust may purchase securities traded in the United States over-the-counter market. When, in the opinion of management, market or economic conditions warrant a defensive posture, the Trust may place all or a portion of its assets in fixed-income securities. The Trust may also maintain a portion of its assets in cash or short-term debt securities pending selection of particular long-term investments. The Trust may purchase securities on a forward-commitment, when-issued or delayed-delivery basis.

      The Quantitative Equity Trust will be subject to certain risks as a result of its ability to invest up to 100% of its total assets in the following types of foreign securities: (i) U.S. dollar denominated obligations of foreign branches of U.S. banks, (ii) securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market, (iii) securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ or (iv) securities denominated in U.S. dollars but issued by non U.S. issuers and issued under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency). These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

      USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS The Quantitative Equity Trust does not presently use any of the investment strategies referred to under "Hedging and Other Strategic Transactions."

EQUITY INDEX TRUST

      The investment objective of the Equity Index Trust is to achieve investment results which approximate the total return of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index (the "Index"). MAC manages the Equity Index Trust.

      The Equity Index Trust is designed to provide an economical and convenient means of maintaining a widely diversified investment in the United States equity market as part of an overall investment strategy. The portfolio uses the Index as its standard performance comparison because it represents more than 70% of the total market value of all publicly traded common stocks in the United States and is widely viewed among investors as representative of the performance of publicly traded common stocks in the United States.

      The Index is composed of 500 selected common stocks, over 95% of which are listed on the New York Stock Exchange. The Index is an unmanaged index of common stock prices. The performance of the Index is based on changes in the prices of stocks comprising the Index and assumes the reinvestment of all dividends paid on such stocks. Taxes, brokerage, commissions and other fees are disregarded in computing the level of the Index. Standard & Poor's selects the stocks to be included in the Index on a proprietary basis but does incorporate such factors as the market capitalization and trading activity of each stock and its adequacy as representative of stocks in a particular industry group. Stocks in the Index are weighted according to their market capitalization (I.E., the number of shares outstanding multiplied by the stock's current price).(1)

      The Index fluctuates in value with changes in the market value of the 500 stocks included in the Index at any point in time. An investment in the Equity-Index Trust involves risks similar to the risks of investing directly in the stocks included in the Index.

----------
(1) "Standard & Poor's (R)," "S&P 500 (R)," "S&P (R)," "Standard & Poor's 500
(R) and "500" are trademarks of McGraw-Hill, Inc.

      The Subadviser will not attempt to "manage" the Equity Index Trust in the traditional portfolio management sense which generally involves the buying and selling of securities based upon investment analysis of economic, financial and market factors. Instead, the portfolio, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the performance of the Index. The adverse financial situation of a company will not directly result in its elimination from the portfolio unless, of course, the company in question is removed from the Index. Conversely, the projected superior financial performance of a company would not normally lead to an increase in the portfolio's holdings of the company. Under normal circumstances, the net assets of the Equity Index Trust will be invested in any combination of the following investments: 1) representative common stocks, 2) Standard & Poor's 500 Futures Contracts and 3) Standard & Poor's Depository Receipts (R).

      With regard to the portion of the Equity Index Trust invested in common stocks, the method used to select investments for the portfolio involves investing in common stocks in approximately the order of their respective market value weightings in the Index, beginning with those having the highest weightings. For diversification purposes, the portfolio can purchase stocks with smaller weightings in order to represent other sectors of the Index. The portfolio will invest only in those stocks, and in such amounts, as its Subadviser deems necessary and appropriate in order for the portfolio to approximate the performance of the Index.

      There is no minimum or maximum number of stocks included in the Index which the Equity Index Trust must hold. Under normal circumstances, it is expected that the portion of the portfolio invested in stocks would hold between 300 and 500 different stocks included in the Index. The portfolio may compensate for the omission of a stock that is included in the Index, or for purchasing stocks in other than the same proportion that they are represented in the Index, by purchasing stocks that are believed to have characteristics that correspond to those of the omitted stocks. The portfolio may invest in short-term debt securities to maintain liquidity or pending investment in stocks or Standard & Poor's Stock Index Futures Contracts (S&P 500 Futures Contracts).

      Tracking error is measured by the difference between the total return for the Index and the total return for the portfolio after deductions of fees and expenses. All tracking error deviations are reviewed to determine the effectiveness of investment policies and techniques. Tracking error is reviewed at least weekly and more frequently if such a review is indicated by significant cash balance changes, market conditions or changes in the composition of the Index. If deviation accuracy is not maintained, the Equity Index Trust will rebalance its composition by selecting securities which, in the opinion of the Subadviser, will provide a more representative sampling of the capitalization of the securities in the Index as a whole or a more representative sampling of the sector diversification in the Index.

      Standard & Poor's licenses certain trademarks and trade names to the Trust but disclaims any responsibility or liability to the Trust and its shareholders. See Appendix III for such disclaimer.

      USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS The Equity Index Trust may
(i) invest any portion of its net assets in S&P 500 Futures Contracts until the portfolio reaches $25 million in net assets and (ii) once the portfolio reaches $25 million in net assets, invest no more than 20% of its net assets in S&P 500 Futures Contracts. A description of this investment strategy appears under "RISK FACTORS -- Hedging and Other Strategic Transactions" below in this Prospectus and under "Hedging and Other Strategic Transactions" in the Statement of Additional Information.

BLUE CHIP GROWTH TRUST

      The primary investment objective of the Blue Chip Growth Trust (prior to October 1, 1996, the "Pasadena Growth Trust") is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the portfolio are expected to pay dividends. T. Rowe Price manages the Blue Chip Growth Trust.

      The portfolio will invest at least 65% of its total assets in the common stocks of large and medium-sized blue chip companies, as defined by T. Rowe Price. These companies will be well established in their industries and have the potential for above-average growth in earnings.

      In identifying blue chip companies, T. Rowe Price will generally take the following into consideration:

      o Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.


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      o     Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. T. Rowe Price analysts will evaluate the depth and breadth of a company's management experience.

      o Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

      Most of the assets of the portfolio will be invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, for example, foreign securities, convertible stocks and bonds, and warrants, when considered consistent with the portfolio's investment objective and program. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets. The portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

      T. Rowe Price analysts evaluate the growth prospects of companies and the industries in which they operate. This approach seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. The investment approach reflects T. Rowe Price's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings) along with a positive outlook for the overall industry will ultimately reward investors with a higher stock price. While primary emphasis is placed on a company's prospects for future growth, the portfolio will not purchase securities that, in T. Rowe Price's opinion, are overvalued considering the underlying business fundamentals. In the search for substantial capital appreciation, the portfolio looks for stocks attractively priced relative to their anticipated long-term value.

      The Blue Chip Growth Trust may invest in debt securities of any type without regard to quality or rating. Such securities would be purchased in companies which meet the investment criteria for the portfolio. The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The portfolio will not purchase a non-investment-grade debt security (or junk bond) if immediately after such purchase the portfolio would have more than 5% of its total assets invested in such securities. See "RISK FACTORS -- High Yield (High Risk) Securities" for further information.

      The Blue Chip Growth Trust may also engage in a variety of investment management practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains a fuller description of such instruments and the risks associated therewith.

      The Blue Chip Growth Trust will be subject to special risks as a result of its ability to invest up to 20% of its total assets in foreign securities. These include non-dollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Blue Chip Growth Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

REAL ESTATE SECURITIES TRUST

      The investment objective of the Real Estate Securities Trust is to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities. MAC manages the Real Estate Securities Trust and seeks to attain this objective by investing principally in real estate investment trust ("REIT") equity and debt securities and other securities issued by companies which invest in real estate or interests therein.


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      REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. Investing in REITs involves the risks associated with real estate investing, such as risks relating to declines in real estate values, deterioration in general and local economic conditions, overbuilding and increased competition, increases in operating expenses and increases in interest rates, as well as certain unique risks, such as risks relating to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for exemption from tax for distributed income under the Code or failing to maintain exemption from regulation under the 1940 Act. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. They may have limited financial resources, trade less frequently and in a limited volume and be subject to more abrupt or erratic price movements than securities of larger issuers.

      The Real Estate Securities Trust may also purchase the common stocks, preferred stocks, convertible securities and bonds of companies operating in industry groups relating to the real estate industry. This would include companies engaged in the development of real estate, building and construction, and other market segments related to real estate. The portfolio will not invest directly in real property nor will it purchase mortgage notes directly.

      Under normal circumstances, at least 65% of the value of the Real Estate Securities Trust's total assets will be invested in real estate related equity and debt securities. When, in the opinion of the Subadviser, market or economic conditions warrant a defensive posture, the portfolio may place all or a portion of its assets in fixed-income securities which may or may not be real estate debt related securities. The portfolio may also maintain a portion of its assets in cash or short-term debt securities pending selection of particular long-term investments. The portfolio may purchase securities on a forward-commitment, when-issued or delayed-delivery basis. For a discussion of these securities, please see the discussion under "When-Issued Securities ("Forward Commitments") below.

      The Real Estate Securities Trust will be subject to certain risks as a result of its ability to invest up to 100% of its total assets in the following types of foreign securities: (i) U.S. dollar denominated obligations of foreign branches of U.S. banks, (ii) securities represented by ADRs listed on a national securities exchange or traded in the U.S. over-the-counter market, (iii) securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ or (iv) securities denominated in U.S. dollars but issued by non U.S. issuers and issued under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency). These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

      USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS The Real Estate Securities Trust does not presently use any of the investment strategies referred to under "Hedging and Other Strategic Transactions."

VALUE TRUST

      The investment objective of the Value Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the Value Trust and seeks to attain this objective by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

      Under normal circumstances, the Value Trust will invest at least 65% of its total assets in equity securities. The portfolio may also invest in obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities, corporate bonds, foreign bonds, zero coupons, repurchase agreements, cash equivalents, foreign currencies, investment company securities and derivatives, including when-issued or delayed delivery securities, forward foreign currency exchange contracts, futures, options and swaps. See "INVESTMENT POLICIES -- Other Instruments" and "HEDGING AND OTHER STRATEGIC TRANSACTIONS" in the Statement of Additional Information.

      The Subadviser's approach is to select equity securities which are deemed to be undervalued relative to the stock market in general as measured by the S&P 500 Index, based on value measures such as price/earnings ratios and price/book ratios, as well as fundamental research. While capital return will be emphasized somewhat more than income return, the Value Trust's total return will consist of both capital and income returns. Stocks that are deemed to be under-valued in the marketplace have, under most market conditions, provided higher dividend income returns than stocks that are deemed to have long-term earnings growth potential which normally sell at higher price/earnings ratios.

      The Value Trust may invest without limit in ADRs and up to 5% of its total assets in foreign equities excluding ADRs. The risks associated with foreign securities are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus.


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USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Value Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

INTERNATIONAL GROWTH AND INCOME TRUST

      The investment objective of the International Growth and Income Trust is to seek long-term growth of capital and income. The portfolio is designed for investors with a long-term investment horizon who want to take advantage of investment opportunities outside the United States.

      J.P. Morgan manages the International Growth and Income Trust and will seek to achieve the portfolio's objective by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers, consisting of common stocks and other securities with equity characteristics such as preferred stock, warrants, rights and convertible securities. The portfolio will focus primarily on the common stock of established companies based in developed countries outside the United States although it may invest up to 15% of its assets in emerging market securities. Such investments will be made in at least three foreign countries. The portfolio invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in certain restricted or unlisted securities (see "RISK FACTORS -- Foreign Securities"). Under normal circumstances, the International Growth and Income Trust expects to invest primarily in equity securities. However, the portfolio may invest up to 35% of its assets in debt obligations of corporate or sovereign or supranational organizations rated A or higher by Moody's or Standard & Poor's, or if unrated, of equivalent credit quality as determined by the Subadviser. See "Global Government Bond Trust" for further information on supranational organizations. J.P. Morgan may allocate the portfolio's investment in these asset classes in a manner consistent with the portfolio's investment objective and current market conditions. Using a variety of analytical tools, J.P. Morgan assesses the relative attractiveness of each asset class and determines an optimal allocation between them. Yields on non-U.S. equity securities tend to be lower than those on equity securities of U.S. issuers. Therefore, current income from the portfolio may not be as high as that available from a portfolio of U.S. equity securities.

      In pursuing the International Growth and Income Trust's objective, J.P. Morgan will actively manage the assets of the portfolio through country allocation and stock valuation and selection. Based on fundamental research, quantitative valuation techniques and experienced judgment, J.P. Morgan uses a structured decision-making process to allocate the portfolio primarily across the developed countries of the world outside the United States. This universe is typically represented by the Morgan Stanley Europe, Australia and Far East Index (the "EAFE Index").

      Using a dividend discount model and based on analysts' industry expertise, securities within each country are ranked within economic sectors according to their relative value. Based on this valuation, J.P. Morgan selects the securities which appear the most attractive for the portfolio. J.P. Morgan believes that under normal market conditions, economic sector weightings generally will be similar to those of the relevant equity index.

      Finally, J.P. Morgan actively manages currency exposure, in conjunction with country and stock allocation, in an attempt to protect and possibly enhance the International Growth and Income Trust's market value. Through the use of forward currency exchange contracts, J.P. Morgan will adjust the portfolio's foreign currency weightings to reduce its exposure to currencies that the Subadviser deems unattractive and, in certain circumstances, increase exposure to currencies deemed attractive, as market conditions warrant, based on fundamental research, technical factors and the judgment of a team of experienced currency managers.

      The International Growth and Income Trust intends to manage its investment portfolio actively in pursuit of its investment objective. The portfolio does not expect to trade in securities for short-term profits; however, when circumstances warrant, securities may be sold without regard to the length of time held (see "GENERAL INFORMATION -- Taxes"). To the extent the portfolio engages in short-term trading, it may incur increased transaction costs.

      The International Growth and Income Trust may also invest in securities on a when-issued or delayed delivery basis, enter into repurchase agreements, loan its portfolio securities and purchase certain privately placed securities (see "RISK FACTORS").

      The International Growth and Income Trust may make money market investments pending other investments or settlement or for liquidity purposes. In addition, when J.P. Morgan believes that investing for defensive purposes is appropriate, such as during periods of unusual or unfavorable market or economics conditions, up to 100% of the portfolio's assets may be temporarily invested in money market instruments. The money market investments permitted for the portfolio include


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

obligations of the U.S. Government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements, as described below under "Money Market Trust."

      The International Growth and Income Trust will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities, including up to 15% in emerging market securities. These risks are described under the captions "RISK FACTORS -- Foreign Securities" and "INTERNATIONAL SMALL CAP TRUST -- Foreign Securities." in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. The ability to diversify its investments among the equity markets of different countries may, however, reduce the overall level of market risk to the extent it may reduce the portfolio's exposure to a single market. In order to comply with limitations imposed by the State of California Insurance Department, the International Growth and Income Trust will comply with the restrictions regarding foreign investments set forth under "RISK FACTORS -- Additional Investment Restrictions on Borrowing and Foreign Investing."

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS


      The International Growth and Income Trust is currently authorized to use all of the various investment strategies referred to under "RISK FACTORS -- Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.


GROWTH AND INCOME TRUST

      The investment objective of the Growth and Income Trust is to provide long-term growth of capital and income consistent with prudent investment risk.

      Wellington Management manages the Growth and Income Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality. Wellington Management believes that high quality is evidenced by a leadership position within an industry, a strong or improving balance sheet, relatively high return on equity, steady or increasing dividend payout and strong management skills. The Trust's investments will primarily emphasize dividend-paying stocks of larger companies. The Trust may also invest in securities convertible into or which carry the right to buy common stocks, including those convertible securities issued in the Euromarket, preferred stocks and debt securities. When market or financial conditions warrant a temporary defensive posture, the Trust may, in order to reduce risk and achieve attractive total investment return, invest up to 100% of its assets in securities which are authorized for purchase by the Investment Quality Bond Trust (excluding non-investment grade securities) or the Money Market Trust. The Subadviser expects that under normal market conditions the Growth and Income Trust will consist primarily of equity securities.

      Investments will be selected on the basis of fundamental analysis to identify those securities that, in Wellington Management's judgment, provide the potential for long-term growth of capital and income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. When selecting securities of issuers domiciled outside of the United States, Wellington Management will also monitor and evaluate the economic and political climate and the principal securities markets of the country in which each company is located.

      The Growth and Income Trust will invest primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the "over the counter" market.

      The Growth and Income Trust will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Growth and Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.


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EQUITY-INCOME TRUST

      The investment objective of the Equity-Income Trust (prior to December 31, 1996, the "Value Equity Trust") is to provide substantial dividend income and also long-term capital appreciation. T. Rowe Price manages the Equity-Income Trust and seeks to attain this objective by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

      Under normal circumstances, the Equity-Income Trust will invest at least 65% of total assets in the common stocks of established companies paying above-average dividends. T. Rowe Price believes that income can be a significant contributor to total return over time and expects the portfolio's yield to be above that of the S&P 500 Index.

      The Equity-Income Trust will generally consider companies with the following characteristics:

      o     Established operating histories;

      o Above-average current dividend yield relative to the average yield of the S&P 500 Index;

      o     Low price/earnings ratios relative to the S&P 500 Index;

      o     Sound balance sheets and other financial characteristics;

      o Low stock price relative to a company's underlying value as measured by assets, earnings, cash flow, or business franchises.

      The Equity-Income Trust will tend to take a "value" approach and invest in stocks and other securities that appear to be temporarily undervalued by various measures, such as price/earnings ratios. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize the stock's intrinsic value and the price rises accordingly. Finding undervalued stocks requires considerable research to identify the particular stock, to analyze the company's underlying financial condition and prospects, and to assess the likelihood that the stock's underlying value will be recognized by the market and reflected in its price.

      The Equity-Income Trust may also purchase other types of securities, for example, foreign securities, preferred stocks, convertible stocks and bonds, and warrants, when considered consistent with the portfolio's investment objective and program. The portfolio will hold a certain portion of its assets in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. For temporary, defensive purposes, the portfolio may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments and serves as a short-term defense during periods of unusual market volatility.

      The Equity-Income Trust may also invest in debt securities of any type including municipal securities without regard to quality or rating. The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk" bonds, can be expected to fluctuate more than the total return and yield of higher-quality, shorter-term bonds, but not as much as common stocks. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The portfolio will not purchase a non-investment-grade debt security (or junk bond) if immediately after such purchase the portfolio would have more than 10% of its total assets invested in such securities.

      The Equity-Income Trust may also engage in a variety of investment management practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains a fuller description of such instruments and the risks associated therewith.

      The Equity-Income Trust will be subject to special risks as a result of its ability to invest up to 25% of its total assets in foreign securities. These include non-dollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs). These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.


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USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Equity-Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

BALANCED TRUST

      The investment objective of the Balanced Trust is current income and capital appreciation. Founders is the manager of the Balanced Trust and seeks to attain this objective by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed-income securities.

      Normally, the Balanced Trust will invest a significant percentage (up to 75%) of its total assets in common stocks, convertible corporate obligations, and preferred stocks. The portfolio emphasizes investment in dividend-paying common stocks with the potential for increased dividends, as well as capital appreciation. The portfolio also may invest in non-dividend-paying companies if, in Founders' opinion, they offer better prospects for capital appreciation.

      The Balanced Trust may invest in convertible securities, preferred stocks, bonds, debentures, and other corporate obligations when Founders believes that these investments offer opportunities for capital appreciation. Current income is also a factor in the selection of these securities.

      The Balanced Trust will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's or BBB or higher by Standard & Poor's. There is, however, no limit on the amount of straight debt securities in which the portfolio may invest. Up to 5% of the Balanced Trust's total assets may be invested in lower-grade (Ba or less by Moody's, BB or less by Standard & Poor's) or unrated straight debt securities, generally referred to as junk bonds, where Founders determines that such securities present attractive opportunities. The portfolio will not invest in securities rated lower than B. Securities rated B generally lack characteristics of a desirable investment and are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time.

      The Balanced Trust may also invest in convertible corporate obligations and preferred stocks. Convertible securities and preferred stocks purchased by the portfolio may be rated in medium and lower categories by Moody's or Standard & Poor's (Ba or lower by Moody's and BB or lower by Standard & Poor's) but will not be rated lower than B. The portfolio may also invest in unrated convertible securities and preferred stocks in instances in which Founders believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the portfolio rated in categories no lower than B. At no time will the portfolio have more than 5% of its total assets invested in any fixed-income securities (excluding preferred stocks) which are unrated or are rated below investment grade either at the time of purchase or as a result of a reduction in rating after purchase. The portfolio is not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to the portfolio's purchase of the securities, unless such a disposition is necessary to reduce the portfolio's holdings of such securities to less than 5% of its total assets (see "RISK FACTORS -- High Yield (High Risk) Securities"). A description of the ratings used by Moody's and Standard & Poor's is set forth in Appendix I to the Prospectus.

      Up to 100% of the assets of the Balanced Trust may be invested temporarily in U.S. Government obligations, commercial paper, bank obligations, repurchase agreements, and negotiable U.S. dollar-denominated obligations of domestic and foreign branches of U.S. depository institutions, U.S. branches of foreign depository institutions, and foreign depository institutions, in cash, or in other cash equivalents, if Founders determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. The portfolio may also acquire certificates of deposit and bankers' acceptances of banks which meet criteria established by the Trust's Board of Trustees. While the portfolio is in a defensive position, the opportunity to achieve capital growth will be limited, and, to the extent that this assessment of market conditions is incorrect, the portfolio will be foregoing the opportunity to benefit from capital growth resulting from increases in the value of equity investments.

      The Balanced Trust may invest without limit in ADRs and up to 30% of its total assets in foreign securities (other than ADRs). The portfolio will not invest more than 25% of its total assets in the securities of any one country.

      The Balanced Trust will be subject to special risks as a result of its ability to invest up to 30% of its total assets in foreign securities, excluding ADRs. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Balanced Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

HIGH YIELD TRUST

      The investment objective of the High Yield Trust is to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. MAS manages the High Yield Trust and seeks to attain this objective by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

      The High Yield Trust expects to achieve its objective through maximizing current income, although the portfolio may seek capital growth opportunities when consistent with its objective. The portfolio's average weighted maturity ordinarily will be greater than five years. Under normal circumstances, the portfolio will invest at least 65% of the value of its total assets in high yield debt securities.

      High yield securities are generally considered to include corporate bonds, preferred stocks and convertible securities rated Ba through C by Moody's or BB through D by Standard & Poor's, and unrated securities considered to be of equivalent quality. Securities rated less than Baa by Moody's or BBB by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as junk bonds or high yield securities. Such securities carry a high degree of risk and are considered speculative by the major credit rating agencies.

      While such securities offer high yields, they also normally carry with them a greater degree of risk than securities with higher ratings. Lower-rated bonds are considered speculative by traditional investment standards. High yield securities may be issued as a consequence of corporate restructuring or similar events. Also, high yield securities are often issued by smaller, less credit worthy companies, or by highly leveraged (indebted) firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal. The price movement of these securities is influenced less by changes in interest rates and more by the financial and business position of the issuing corporation when compared to investment grade bonds. The risks posed by securities issued under such circumstances are substantial. If a security held by the portfolio is down-graded, the portfolio may retain the security (see "RISK FACTORS -- High Yield (High Risk) Securities"). A description of the ratings used by Moody's and Standard & Poor's is set forth in Appendix I to the Prospectus.

      The Subadviser's approach is to use equity and fixed-income valuation techniques and analyses of economic and industry trends to determine portfolio structure. Individual securities are selected and monitored by fixed-income portfolio managers who specialize in credit analysis of fixed-income securities and use in-depth financial analysis to uncover opportunities in undervalued issues. The Subadviser seeks to invest in high yield securities based on the Subadviser's analysis of economic and industry trends and individual security characteristics. The Subadviser conducts credit analysis for each security considered for investment to evaluate its attractiveness relative to its risk. A high level of diversification is also maintained to limit credit exposure to individual issuers.

      One of two primary components of the Subadviser's fixed-income strategy is value investing, whereby the Subadviser seeks to identify undervalued sectors and securities through analysis of credit quality, option characteristics and liquidity. Quantitative models are used in conjunction with judgment and experience to evaluate and select securities with embedded put or call options (options which are part of the security) which are attractive on a risk- and option-adjusted basis. Successful value investing will permit a portfolio to benefit from the price appreciation of individual securities during periods when interest rates are unchanged.

      The other primary component of the Subadviser's fixed-income investment strategy is maturity and duration management. The maturity and duration structure of a portfolio investing in fixed-income securities is actively managed in anticipation of cyclical interest rate changes. Adjustments are not made in an effort to capture short-term, day-to- day movements in the market, but instead are implemented in anticipation of longer term shifts in the levels of interest rates. Adjustments made to shorten portfolio maturity and duration are made to limit capital losses during periods when interest rates are expected to rise. Conversely, adjustments made to lengthen maturity are intended to produce capital appreciation in periods when interest rates are expected to fall. The foundation for maturity and duration strategy lies in analysis of the U.S. and global economies, focusing on levels of real interest rates, monetary and fiscal policy actions, and cyclical indicators.

      At times it is anticipated that greater than 50% of High Yield Trust's assets may be invested in mortgage-backed securities. These include securities which represent pools of mortgage loans made by lenders such as commercial banks, savings and loan associations, mortgage bankers and others. The pools are assembled by various Governmental,


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Government-related and private organizations. It is expected that the portfolio's primary emphasis will be in mortgage-backed securities issued by the various Government-related organizations. However, the portfolio may invest, without limit, in mortgage-backed securities issued by private issuers when the Subadviser deems that the quality of the investment, the quality of the issuer, and market conditions warrant such investments. Securities issued by private issuers will be rated investment grade by Moody's or Standard & Poor's or be deemed by the Subadviser to be of comparable investment quality. It is not anticipated that greater than 25% of a portfolio's assets will be invested in mortgage pools comprised of private organizations. See "INVESTMENT POLICIES -- Other Instruments" in the Statement of Additional Information for a description of these investments and of certain risks associated therewith.

      The High Yield Trust will invest in foreign bonds and other fixed-income securities denominated in foreign currencies, where, in the opinion of the Subadviser, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the portfolio may invest include emerging market securities. The Subadviser's approach to emerging markets investing is based on the Subadviser's evaluation of both short-term and long-term international economic trends and the relative attractiveness of emerging markets and individual emerging market securities. Emerging markets describes any country which is generally considered to be an emerging, or developing country by the international financial community such as the International Bank for Reconstruction and Development (more commonly known as the World Bank) and the International Finance Corporation. Securities available to the portfolio also include securities created through the Brady Plan, a program under which heavily indebted countries have restructured their bank debt into bonds.

      The High Yield Trust will be subject to special risks as a result of its ability to invest up to 100% of its total assets in foreign securities, including emerging market securities. These risks, including the risks of the possible increased likelihood of expropriation or the return to power of a communist regime which would institute policies to expropriate, nationalize or otherwise confiscate investments, are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The High Yield Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

AUTOMATIC ASSET ALLOCATION TRUSTS

      There are three Automatic Asset Allocation Trusts -- Aggressive, Moderate and Conservative. The investment objective of each of the Automatic Asset Allocation Trusts is to obtain the highest potential total return consistent with a specified level of risk tolerance -- aggressive, moderate and conservative. Currently, the risk tolerance levels--aggressive, moderate and conservative--of the Asset Allocation Trusts are defined in terms of limiting the decline in portfolio value in very adverse market conditions. The definition of a risk tolerance level is not a fundamental policy and, therefore, can be changed by the Trustees at any time. The Automatic Asset Allocation Trusts are designed for:

      o The investor who wants to maximize total return potential, but lacks the time, temperament or expertise to do so effectively;
      o The investor who does not want to monitor the financial markets in order to make periodic exchanges among portfolios;
      o The investor who wants the opportunity to improve on the return of an income-oriented investment program, but wants to take advantage of the risk management features of an asset allocation program; and
      o Retirement program fiduciaries who have a responsibility to limit risk in a meaningful way, while seeking the highest potential total return.

      Each of the Automatic Asset Allocation Trusts may invest in a combination of equity, fixed-income and money market securities. The amount of each portfolio's assets invested in each category of securities is dependent upon the judgment of FMTC as to what percentages of each portfolio's assets in each category will contribute to the limitation of risk and the achievement of its investment objective. Unlike many asset allocation and timing services offered by competitors, the Automatic Asset Allocation Trusts permit FMTC to reallocate each portfolio's assets among the categories of securities "automatically," without a delay for a request or response by the shareholder, whenever, in the Subadviser's judgment, market or economic changes warrant such a reallocation. FMTC reserves complete discretion to determine the allocations among the categories of securities.


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      The investor chooses an Automatic Asset Allocation Trust by determining which risk tolerance level most closely corresponds to the investor's individual planning needs, objectives and comfort. Generally, the higher the portfolio's level of risk tolerance, the higher is the expected total return for the portfolio over the long-term and under favorable market conditions. Over the long-term, it is expected that the total return of the Aggressive Asset Allocation Trust will exceed that of the Moderate Asset Allocation Trust and that the total return of the Moderate Asset Allocation Trust will exceed that of the Conservative Asset Allocation Trust, although there is no assurance that this will be the case. Moreover, as a general matter, the higher the risk tolerance of a portfolio, the greater is the expected volatility of the portfolio. In adverse market conditions, it is expected that the losses will be greater in the Aggressive Asset Allocation Trust than in the Moderate Asset Allocation Trust and greater in the Moderate Asset Allocation Trust than in the Conservative Asset Allocation Trust, although again there is no assurance that this will be the case.

      FMTC attempts to limit the maximum amount of decline in value each portfolio incurs under very adverse market conditions, to define the level of risk tolerance -- aggressive, moderate or conservative. Very adverse market conditions are defined as a substantial increase in long-term interest rates accompanied by a similarly substantial decline in one or more commonly-followed stock market indices over a three year period. Of course, FMTC cannot predict with certainty when adverse market conditions will arise. Consequently, FMTC must manage each of the Automatic Asset Allocation Trusts under all market conditions with a view toward limiting risk and portfolio decline should very adverse market conditions arise. For example, since the Conservative Asset Allocation Trust has the lowest risk tolerance level, its assets under all market conditions will be invested less aggressively (i.e., with greater emphasis on fixed-income securities and money market instruments) than those of the other Automatic Asset Allocation Trusts. In addition, when market conditions deteriorate (the probability of very adverse market conditions rises), FMTC will give greater emphasis to fixed-income securities and money market instruments in an effort to limit overall declines in portfolio value.

      An investor should select an Automatic Asset Allocation Trust depending on his or her objective in terms of balancing the potential long-term total returns of a portfolio against limiting risk and portfolio declines in very adverse market conditions. There can be no assurance that actual declines in portfolio value will not exceed the percentage limitations set forth below in the description of each portfolio.

THE AGGRESSIVE ASSET ALLOCATION TRUST

      The investment objective of the Aggressive Asset Allocation Trust is to seek the highest total return consistent with an aggressive level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 15% in any three year period. This Trust will tend to invest a greater portion of its assets in equity and foreign securities than the Moderate and Conservative Asset Allocation Trusts and a lower percentage of its assets in fixed-income securities and money market instruments than such Trusts. FMTC will invest the Aggressive Asset Allocation Trust's assets to attempt to produce a total return competitive with that of equity funds, while at the same time exposing the Trust's assets to less risk than the typical aggressive equity fund by allocating a portion of the portfolio's assets to fixed-income securities and money market instruments. There can be no assurance that FMTC will be able to attain this objective.

THE MODERATE ASSET ALLOCATION TRUST

      The investment objective of the Moderate Asset Allocation Trust is to seek the highest total return consistent with a moderate level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any three year period. The amount of the Moderate Asset Allocation Trust's assets invested in each category of securities will depend on the judgment of FMTC as to what relative portions of the portfolio's assets in each category will contribute to the achievement of its objective. Generally, it will place greater emphasis on equity and foreign securities than the Conservative Asset Allocation Trust but more emphasis on fixed-income securities and money market instruments than the Aggressive Asset Allocation Trust. FMTC will invest the Moderate Asset Allocation Trust's assets to attempt to give the portfolio a substantial participation in favorable equity and bond markets, although the expected total return will not necessarily exceed the best returns available from either of those markets.

THE CONSERVATIVE ASSET ALLOCATION TRUST

      The investment objective of the Conservative Asset Allocation Trust is to seek the highest total return consistent with a conservative level of risk tolerance. This Trust attempts to limit the decline in portfolio value in very adverse market conditions to 5% over any three year period. This Trust will tend to invest a greater portion of its assets in fixed-income securities and money market instruments than the Moderate and Aggressive Asset Allocation Trusts and a lower percentage of its assets in equity and foreign securities than such Trusts. FMTC will attempt to invest the Conservative Asset Allocation Trust's assets in order to produce a higher total return than that which is available from a bond or a money market portfolio alone, although there can be no assurance that FMTC will be able to attain this objective.


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      The types and characteristics of equity securities to be purchased by the
Automatic Asset Allocation Trusts are set forth above in the discussion of investment objectives and policies for the Equity Trust; the types and characteristics of the fixed-income securities to be purchased are set forth in the discussion of investment objectives and policies for the Investment Quality Bond (the Automatic Asset Allocation Trusts may not invest in below investment grade securities except as noted below) and U.S. Government Securities Trusts; and the types and characteristics of the money market securities to be purchased are set forth in the discussion of investment objectives of the Money Market Trust. Potential investors should review the discussion therein in considering an investment in shares of the Automatic Asset Allocation Trusts.

      The Aggressive Asset Allocation Trust and the Moderate Asset Allocation Trust may each invest up to 10% of their assets in domestic and foreign high yield corporate and government debt securities, commonly known as "junk bonds" (i.e., rated "Ba" or below by Moody's or "BB" or below by Standard & Poor's, or if unrated, of comparable quality as determined by FMTC. Domestic and foreign high yield debt securities involve comparatively greater risks, including price volatility and risk of default in the payment of interest and principal, than higher quality securities. See "RISK FACTORS -- High Yield (High Risk) Securities" for further information.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Automatic Asset Allocation Trusts are currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith. The Aggressive Asset Allocation Trust may invest up to 35% of its assets, the Moderate Asset Allocation Trust may invest up to 25% of its assets and the Conservative Allocation Trust may invest up to 15% of its assets in securities issued by foreign entities and/or denominated in foreign currencies. The Automatic Asset Allocation Trusts will be subject to certain risks as a result of their ability to invest in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. In order to comply with limitations imposed by the State of California Insurance Department, the Aggressive and Moderate Asset Allocation Trusts will comply with the restrictions regarding foreign investments set forth under "RISK FACTORS -- Additional Investment Restrictions on Borrowing and Foreign Investing."

STRATEGIC BOND TRUST

      The investment objective of the Strategic Bond Trust is to seek a high level of total return consistent with preservation of capital.

      The Strategic Bond Trust seeks to achieve its objective by giving its Subadviser, SBAM, broad discretion to deploy the Strategic Bond Trust's assets among certain segments of the fixed-income market as SBAM believes will best contribute to the achievement of the portfolio's objective. At any point in time, the Subadviser will deploy the portfolio's assets based on the Subadviser's analysis of current economic and market conditions and the relative risks and opportunities present in the following market segments: U.S. Government obligations, investment grade domestic corporate debt, high yield (high risk) corporate debt securities, mortgage backed securities and investment grade and high yield international debt securities. The Subadviser is an affiliate of Salomon Brothers Inc. ("SBI"), and in making investment decisions is able to draw on the research and market expertise of SBI with respect to fixed-income securities.

      In pursuing its investment objective, the Strategic Bond Trust may invest without limitation in high yield (high risk) securities. High yield securities, commonly known as "junk bonds," also present a high degree of risk. High-yielding, lower-quality securities involve comparatively greater risks, including price volatility and the risk of default in the timely payment of interest and principal, than higher-quality securities. Due to the risks inherent in certain of the securities in which the Strategic Bond Trust may invest, an investment in the portfolio should not be considered as a complete investment program and may not be appropriate for all investors (see "RISK FACTORS -- High Yield (High Risk) Securities").

      The Subadviser will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value. In making this determination, the Subadviser will rely in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. In performing quantitative analysis, the Subadviser will employ prepayment analysis and option adjusted spread technology to evaluate mortgage securities, mean variance optimization models to evaluate international debt securities, and total rate of return analysis to measure relative risks and opportunities in other fixed-income markets. Economic factors considered will include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities will further be influenced by current and expected currency relationships and political and sovereign factors. The portfolio's assets may not always be allocated to the


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highest yielding securities if the Subadviser feels that such investments would impair the portfolio's ability to preserve shareholder capital. The Subadviser will continuously review this allocation of assets and make such adjustments as it deems appropriate. The portfolio does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed-income security.

      In addition, the Subadviser will have discretion to select the range of maturities of the various fixed-income securities in which the portfolio invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

      The types and characteristics of the U.S. Government obligations, mortgage-backed securities, investment grade corporate debt securities and investment grade international debt securities to be purchased are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Government Bond Trusts, and in the section entitled "Other Investments" in the Statement of Additional Information; and the types and characteristics of the money market securities to be purchased are set forth in the discussion of investment objectives of the Money Market Trust. Potential investors should review the discussion therein in considering an investment in shares of the Strategic Bond Trust. As described below, the Strategic Bond Trust may also invest in high yield domestic and foreign debt securities.

      The Strategic Bond Trust will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the captions "RISK FACTORS -- High Yield (High Risk) Securities" and "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Strategic Bond Trust's exposure to a single market. In order to comply with limitations imposed by the State of California Insurance Department, the Strategic Bond Trust will comply with the restrictions regarding foreign investments set forth under "RISK FACTORS -- Additional Investment Restrictions on Borrowing and Foreign Investing."

      The Strategic Bond Trust currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, however, the Strategic Bond Trust may invest up to 20% of its assets in high-quality short-term money market instruments. If at some future date, in the opinion of the Subadviser, adverse conditions prevail in the market for fixed-income securities, the Strategic Bond Trust for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments.

      As discussed above, the Strategic Bond Trust may invest in U.S. dollar-denominated securities issued by domestic issuers that are rated below investment grade or of comparable quality. Although the Subadviser does not anticipate investing in excess of 75% of the portfolio's assets in domestic and developing country debt securities that are rated below investment grade, the portfolio may invest a greater percentage in such securities when, in the opinion of the Subadviser, the yield available from such securities outweighs their additional risks. By investing a portion of the portfolio's assets in securities rated below investment grade, as well as through investments in mortgage securities and international debt securities, as described below, the Subadviser expects to provide investors with a higher yield than a high-quality domestic corporate bond fund while at the same time presenting less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's (i.e., rated C by Moody's or CCC or lower by Standard & Poor's) (see "RISK FACTORS -- High Yield (High Risk) Securities--General").

      In light of the risks associated with high yield corporate and sovereign debt securities, the Subadviser will take various factors into consideration in evaluating the credit worthiness of an issue. For corporate debt securities, these will typically include the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer's management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer's country, the issuer's overall and external debt levels and debt service ratios, the issuer's access to capital markets and other sources of funding, and the issuer's debt service payment history. The Subadviser will also review the ratings, if any, assigned to the security by any recognized rating agencies, although the Subadviser's judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Strategic Bond Trust's ability to achieve its investment objective may be more dependent on the Subadviser's credit analysis than would be the case if it invested in higher quality debt securities.

      A description of the ratings used by Moody's and Standard & Poor's is set forth in Appendix I to this Prospectus.


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      In addition to the types of international debt securities as set forth in the discussion of investment objectives and policies of the Global Government Bond Trust, the Strategic Bond Trust may also invest in international debt securities that are below investment grade.

      The high yield sovereign debt securities in which the Strategic Bond Trust may invest are U.S. dollar-denominated and non-dollar-denominated debt securities issued or guaranteed by governments or governmental entities of developing and emerging countries. The Subadviser expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Subadviser anticipates that the portfolio's initial investments in sovereign debt will be concentrated in Latin American countries, including Mexico and Central and South American and Caribbean countries. The Subadviser expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Strategic Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

GLOBAL GOVERNMENT BOND TRUST

      The investment objective of the Global Government Bond Trust is to seek a high level of total return by placing primary emphasis on high current income and the preservation of capital. Oechsle International manages the Global Government Bond Trust and intends to pursue this objective by investing primarily in a selected global portfolio of high-quality, fixed-income securities of foreign and U.S. governmental entities and supranational issuers.

      Oechsle International will select the Global Government Bond Trust's assets from among countries and in currency denominations where opportunities for total return are expected to be the most attractive. Fundamental economic strength, credit quality, and currency and interest rate trends will be the principal determinants of the various country and sector weightings within the Global Government Bond Trust. The Global Government Bond Trust may substantially invest in one or more countries but intends to have represented in its portfolio securities from a number of different countries, although there is no limit on the value of the portfolio's assets that may be invested in any one country or in assets denominated in any one country's currency. Moreover, the Global Government Bond Trust may for temporary defensive purposes choose to invest substantially all its assets in U.S. securities or cash and cash items.

      The Global Government Bond Trust, unlike the other portfolios of the Trust, is non-diversified for purposes of the 1940 Act. Due to its status as non-diversified, the Global Government Bond Trust is not subject to the general limitation under the 1940 Act that it not invest more than 5% of its total assets in the securities of a single issuer. The Global Government Bond Trust has elected non-diversified status so that it may invest more than 5% of its assets in the obligations of a foreign government and this practice may expose the Global Government Bond Trust to increased financial and market risks. While non-diversified for purposes of the 1940 Act, the Global Government Bond Trust remains subject to certain diversification requirements imposed under the Internal Revenue Code of 1986, as amended (the "Code") which are described under the caption "GENERAL INFORMATION -- Taxes" in this Prospectus.

      The Global Government Bond Trust will generally invest at least 65% of its assets in the following investments: (i) debt obligations issued or guaranteed by the U.S. government or one of its agencies or political subdivisions; (ii) debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions; (iii) debt obligations issued or guaranteed by supranational organizations. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Investments in multi-currency, debt securities will be limited to those assigned within the four highest bond ratings by Moody's or Standard & Poor's or, if not rated, that are of equivalent investment quality as determined by Oechsle International. The Global Government Bond Trust may also invest up to 35% of its assets in (i) corporate debt securities assigned within the three highest bond ratings by Moody's or Standard & Poor's or, if not rated, that are of equivalent investment quality as determined by Oechsle International, (ii)


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preferred stocks and (iii) securities convertible into or exercisable for common stocks. In addition, the Global Government Bond Trust will hold short-term cash reserves (money market instruments maturing in a period of thirteen months or less) as Oechsle International believes is advisable to maintain liquidity or for temporary defensive purposes. Reserves may be held in any currency deemed attractive by Oechsle International.

      Oechsle International intends to invest in fixed-income securities in countries where the combination of fixed-income market returns and exchange rate movements is judged to be attractive. Oechsle International will actively manage the Global Government Bond Trust's maturity structure according to its interest rate outlook for each foreign economy. In response to rising interest rates and falling prices, the Global Government Bond Trust may invest in securities with shorter maturities to protect its principal value. Conversely, when certain interest rates are falling and prices are rising, the Global Government Bond Trust may invest in securities with longer maturities to take advantage of higher yields and to seek capital appreciation. The Global Government Bond Trust will seek to invest in countries having favorable currency and interest rate trends. Investments in countries where the currency trend is unfavorable may be made when the currency risk can be minimized through hedging. The Global Government Bond Trust does not intend to invest in longer-term fixed-income securities in countries where the fixed-income market is fundamentally unattractive, regardless of the currency trend, but may invest in short-term fixed-income securities in such countries.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Global Government Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith. The Global Government Bond Trust will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities. These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus. The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Global Government Bond Trust's exposure to a single market. In order to comply with limitations imposed by the State of California Insurance Department, the Global Government Bond Trust will comply with the restrictions regarding foreign investments set forth under "RISK FACTORS -- Additional Investment Restrictions on Borrowing and Foreign Investing."

CAPITAL GROWTH BOND TRUST

      The investment objective of the Capital Growth Bond Trust is to achieve growth of capital by investing in medium-grade or better debt securities, with income as a secondary consideration. MAC manages the Capital Growth Bond Trust.

      The Capital Growth Bond Trust differs from most "bond" funds in that its primary objective is capital appreciation, not income. Opportunities for capital appreciation will usually exist only when the levels of prevailing interest rates are falling. During periods when MAC expects interest rates to decline, the portfolio will invest primarily in intermediate-term and long-term corporate and government debt securities. However, during periods when the Subadviser expects interest rates to rise or believes that market or economic conditions otherwise warrant such action, the portfolio may invest substantially all of its assets in short-term debt securities to preserve capital and maintain income. The portfolio may also maintain a portion of its assets temporarily in cash or short-term debt securities pending selection of particular long-term investments.

      The Capital Growth Bond Trust will be carefully positioned in relation to the term of debt obligations and the anticipated movement of interest rates. It is contemplated that at least 75% of the value of the portfolio's total investment in corporate debt securities, excluding commercial paper, will be represented by debt securities which have, at the time of purchase, a rating within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa), Standard & Poor's (AAA, AA, A or BBB), or Fitch's Investors Service ("Fitch's") (AAA, AA, A or BBB) and debt securities of banks and other issuers which, although not rated as a matter of policy by either Moody's, Standard & Poor's, or Fitch's, are considered by the Subadviser to have investment quality comparable to securities receiving ratings within such four highest grades. Although the portfolio does not intend to acquire or hold debt securities of below investment-grade quality, shareholders should note that even bonds of the lowest categories of investment-grade quality may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade bonds. It should be further noted that should an obligation in the portfolio drop below investment grade, the portfolio will make every effort to dispose of it promptly so long as to do so would not be detrimental to the portfolio.


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      Government obligations in which the Capital Growth Bond Trust may invest include those of foreign governments provided they are denominated in U.S. dollars. The portfolio may purchase securities on a forward-commitment, when-issued or delayed-delivery basis. See "RISK FACTORS -- When-Issued Securities" for additional information on this practice.

      The Capital Growth Bond Trust may purchase corporate debt securities which carry certain equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participations based on revenues, sales, or profits. The portfolio will not exercise any such conversion, exchange or purchase rights if, at the time, the value of all equity interests so owned would exceed 10% of the value of the portfolio's total assets.

      The Capital Growth Bond Trust will be subject to certain risks as a result of its ability to invest up to 100% of its total assets in the following types of foreign securities: (i) U.S. dollar denominated obligations of foreign branches of U.S. banks, (ii) securities represented by American Depository Receipts listed on a national securities exchange or traded in the U.S. over-the-counter market, (iii) securities of a corporation organized in a jurisdiction other than the U.S. and listed on the New York Stock Exchange or NASDAQ ("Interlisted Securities") or (iv) securities denominated in U.S. dollars but issued by non U.S. issuers and issued under U.S. Federal securities regulations (for example, U.S. dollar denominated obligations issued or guaranteed as to principal or interest by the Government of Canada or any Canadian Crown agency). These risks are described under the caption "RISK FACTORS -- Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

      USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS The Capital Growth Bond Trust is currently authorized to use all of the investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently contemplated that any of these strategies will be used to a significant degree by the portfolio.

INVESTMENT QUALITY BOND TRUST

      The investment objective of the Investment Quality Bond Trust is to provide a high level of current income consistent with the maintenance of principal and liquidity.

      Wellington Management manages the Investment Quality Bond Trust and seeks to achieve the Trust's objective by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. Investment management will emphasize sector analysis, which focuses on relative value and yield spreads among security types and among quality, issuer, and industry sectors, call protection and credit research. Credit research on corporate bonds is based on both quantitative and qualitative criteria established by Wellington Management, such as an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Wellington Management will attempt to maintain a high, steady and possibly growing income stream.

      At least 65% of the Investment Quality Bond Trust's assets will be invested in:

(1) marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars) rated at the time of purchase "A" or better by Moody's or Standard & Poor's or, if unrated, of comparable quality as determined by Wellington Management;

(2) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage backed securities (described below under U.S. Government Securities Trust); and

(3) cash and cash equivalent securities which are authorized for purchase by the Money Market Trust.

      The balance of the Investment Quality Bond Trust's investments may include: domestic and foreign debt securities rated below "A" by Moody's and Standard & Poor's (and unrated securities of comparable quality as determined by Wellington Management), preferred stocks, convertible securities (including those issued in the Euromarket) and securities carrying warrants to purchase equity securities, privately placed debt securities, asset-backed securities and privately issued mortgage securities. At least 65% of the Investment Quality Bond Trust's assets will be invested in bonds and debentures.

      In pursuing its investment objective, the Investment Quality Bond Trust may invest up to 20% of its assets in domestic and foreign high yield (high risk) corporate and government debt securities, commonly known as "junk bonds" (i.e., rated "Ba" or below by Moody's or "BB" or below by Standard & Poor's, or if unrated, of comparable quality as determined by Wellington Management). The high yield sovereign debt securities in which the portfolio will invest are described above under "Strategic Bond Trust." No minimum rating standard is required for a purchase by the portfolio. Domestic and foreign high yield debt securities involve comparatively greater risks, including price volatility and risk of default in the payment of interest and


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principal, than higher-quality securities (see "RISK FACTORS -- High Yield (High
Risk) Securities and Foreign Sovereign Debt Securities").

      The Investment Quality Bond Trust may also invest in debt securities carrying the fourth highest quality rating ("Baa" by Moody's or "BBB" by Standard & Poor's) and unrated securities of comparable quality as determined by Wellington Management. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories; such securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. While the Investment Quality Bond Trust may only invest up to 20% of its assets in bonds rated below "Baa" by Moody's or "BBB" by Standard & Poor's (or, if unrated, of comparable quality as determined by Wellington Management) at the time of investment, it is not required to dispose of bonds that may be downgraded after being purchased by the Investment Quality Bond Trust, even though such downgrade may cause the portfolio to exceed this 20% maximum.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Investment Quality Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith . The Investment Quality Bond Trust will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under the caption "Foreign Securities" in this Prospectus. Moreover, substantial investments in foreign securities may have adverse tax implications as described under "Taxes" in this Prospectus.

U.S. GOVERNMENT SECURITIES TRUST

      The investment objective of the U.S. Government Securities Trust is to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. SBAM manages the U.S. Government Securities Trust and seeks to attain its objective by investing a substantial portion of its assets in debt obligations and mortgage backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities. The portfolio may also invest a portion of its assets in the types of securities in which the Investment Quality Bond Trust may invest.

      At least 80% of the total assets of the U.S. Government Securities Trust will be invested in:

(1) mortgage backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. Government and which are the "modified pass-through" type of mortgage backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

(2)   U.S. Treasury obligations;

(3) obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government;

(4) mortgage backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

(5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage backed securities serving as collateral are backed
      (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage backed securities, or (ii) by the full faith and credit of the U.S. Government.

      The mortgage backed securities in which the U.S. Government Securities Trust invests represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities runs only to the principal and interest payments and not to the market value of such securities. In addition, the guarantee only runs to the portfolio securities held by the U.S. Government Securities Trust and not the purchase of shares of the portfolio.

      Mortgage backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed


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amounts (usually semiannually) with principal payments at maturity or specified call dates. Mortgage backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

      The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans, which is computed on the basis of the maturities of the underlying instruments. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. For pools of fixed rate 30-year mortgages, it has been common practice to assume that prepayments will result in a 12-year average life. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the U.S. Government Securities Trust to differ from the yield calculated on the basis of the average life of the pool. In addition, if any of these mortgage backed securities are purchased at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the portfolio.

      Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the U.S. Government Securities Trust of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of this portfolio. Monthly interest payments received by the portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to the prepayment feature.

      The U.S. Government Securities Trust must comply with diversification requirements established pursuant to the Code for investments of separate accounts funding contracts. Under these requirements, no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the U.S. Government Securities Trust may not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single United States government agency or instrumentality. See the discussion under "GENERAL INFORMATION -- Taxes" below for additional information.

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The U.S. Government Securities Trust is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions." Specifically, the U.S. Government Securities Trust may write covered call options and put options on securities and purchase call and put options on securities, write covered call and put options on securities indices and purchase call and put options on securities indices, and, may enter into futures contracts on financial instruments and indices and write and purchase put and call options on such futures contracts. It is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

MONEY MARKET TRUST

      The investment objective of the Money Market Trust is to obtain maximum current income consistent with preservation of principal and liquidity. MAC manages the Money Market Trust and seeks to achieve this objective by investing in high quality, U.S. dollar denominated money market instruments of the following types:

(1) obligations issued or guaranteed as to principal and interest by the United States Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress (hereinafter "U.S. Government securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the Trust will be payable in U.S. dollars);

(2) certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);


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(3)   commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (such as "P-1" or "P-2" by Moody's or "A-1" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which MAC acting pursuant to guidelines established by the Trustees, has determined to be of minimal credit risk and comparable quality;

(4) corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's); and

(5)   short-term obligations issued by state and local governmental issuers;

(6) securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to arrangements for credit enhancement or for shortening effective maturity; and

(7)   repurchase agreements with respect to any of the foregoing obligations.

      Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Trust and the note issuer, and MAC will monitor the creditworthiness of the issuer and its earning power and cash flow, and will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

      All of the Money Market Trust's investments will mature in 397 days or less and the portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the Money Market Trust seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Money Market Trust will invest only in securities the Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the 1940 Act. The Money Market Trust also intends to maintain, to the extent practicable, a constant per share net asset value of $10.00, but there is no assurance that it will be able to do so.

      The Money Market Trust will be subject to certain risks as a result of its ability to invest up to 20% of its assets in foreign securities. These risks are described under "RISK FACTORS -- Foreign Securities."

USE OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

      The Money Market Trust is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

THE LIFESTYLE TRUSTS

      There are five Lifestyle Trusts (each of which is a fund of funds) -- Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative 280. The Lifestyle Trusts differ from the portfolios previously described in that each Lifestyle Trust invests in a number of the other portfolios of the Trust ("Underlying Portfolios"). Each Lifestyle Trust has its own investment objective and policies.

      LIFESTYLE AGGRESSIVE 1000 TRUST. The investment objective of the Lifestyle Aggressive 1000 Trust is to provide long-term growth of capital. Current income is not a consideration. MAC seeks to achieve this objective by investing 100% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in equity securities.

      LIFESTYLE GROWTH 820 TRUST. The investment objective of the Lifestyle Growth 820 Trust is to provide long-term growth of capital with consideration also given to current income. MAC seeks to achieve this objective by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed-income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

      LIFESTYLE BALANCED 640 TRUST. The investment objective of the Lifestyle Balanced 640 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth. MAC seeks to achieve this objective by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed-income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.


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

      LIFESTYLE MODERATE 460 TRUST. The investment objective of the Lifestyle Moderate 460 Trust is to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income. MAC seeks to achieve this objective by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed-income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

      LIFESTYLE CONSERVATIVE 280 TRUST. The investment objective of the Lifestyle Conservative 280 Trust is to provide a high level of current income with some consideration also given to growth of capital. MAC seeks to achieve this objective by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed-income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

      The Lifestyle Trusts are designed to provide a simple means of obtaining a professionally-determined comprehensive investment program designed for differing investment orientations. Each program is implemented by means of selected long-term investment allocations among the Underlying Portfolios.

      The portfolios eligible for purchase by the Lifestyle Trusts consist of all of the non-Lifestyle Trusts. The Underlying Portfolios are grouped according to whether they invest primarily in fixed-income securities or equity securities. The Underlying Portfolios investing primarily in fixed-income securities are the Strategic Bond, Global Government Bond, Capital Growth Bond, Investment Quality Bond, U.S. Government Securities and Money Market Trusts. The other Underlying Portfolios invest primarily in equity securities.

      The percentage allocations between the two types of Underlying Portfolios specified for each Lifestyle Trust are approximate only. Variations in the percentages are permitted up to 10% in either direction. Thus, for example, the Lifestyle Conservative 280 Trust may have a fixed-income/equity allocation of 10%/90% or 30%/70%. Variations beyond the permissible deviation range of 10% are not permitted, unless the Adviser determines that in light of market or economic conditions the normal percentage limitations should be exceeded to protect the portfolio or to achieve the portfolio's objective.

      The Adviser and MAC manage the Lifestyle Trusts at no cost, although they reserve the right to seek compensation for services in the future. Within the prescribed percentage allocations between the two types of Underlying Portfolio, MAC will select the percentage levels to be maintained in specific portfolios. On each valuation day, the assets of each Lifestyle Trust will be rebalanced to maintain the selected percentage levels for the specific portfolios. MAC may from time to time adjust the percent of assets invested in any specific portfolios held by a Lifestyle Trust. Such adjustments may be made to increase or decrease the Lifestyle Trust's holdings of particular assets classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed-income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Trust's assets subject to the management of a particular Subadviser. In addition, changes may be made to reflect some fundamental change in the investment environment.

      Although substantially all of the assets of the Lifestyle Trusts will be invested in shares of the Underlying Portfolios, the Lifestyle Trusts may invest up to 100% of their assets in cash or in the money market instruments of the type in which the Money Market Trust is authorized to invest for the purpose of meeting redemption requests or making other anticipated cash payments or to protect the portfolio in the event the Adviser determines that market or economic conditions warrant a defensive posture. Because substantially all of the securities in which the Lifestyle Trusts may invest are Underlying Portfolios, each of the Lifestyle Trusts is non-diversified for purposes of the 1940 Act.

      The Lifestyle Trusts are subject to the risks of the Underlying Portfolios in which they invest. The Lifestyle Trusts are not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

      Investors in the Lifestyle Trusts, in addition to bearing their proportionate share of the expenses of a Lifestyle Trust, will indirectly bear expenses of the Underlying Portfolio. Therefore, some investors may be able to realize lower aggregate charges and expenses by investing directly in the Underlying Portfolios rather than investing indirectly in the Underlying Portfolio by investing in the Lifestyle Trusts. An investor who chose to invest directly in the Underlying Portfolios rather than purchasing the Lifestyle Trusts would, however, forego the asset allocation services provided by the MAC in its management of the Lifestyle Trusts.


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                                  RISK FACTORS

INVESTMENT RESTRICTIONS GENERALLY

      The Trust is subject to a number of restrictions in pursuing its investment objectives and policies. The following is a brief summary of certain restrictions that may be of interest to contract owners. Some of these restrictions are subject to exceptions not stated here. Such exceptions and a complete list of the investment restrictions applicable to the individual portfolios and to the Trust are set forth in the Statement of Additional Information under the caption "Investment Restrictions."

      Except for the restrictions specifically identified as fundamental, all investment restrictions described in this Prospectus and in the Statement of Additional Information are not fundamental, so that the Trustees of the Trust may change them without shareholder approval. Fundamental policies may not be changed without the affirmative vote of a majority of the outstanding voting securities.

      Fundamental policies applicable to all portfolios include prohibitions on
(i) investing more than 25% of the total assets of any portfolio, except the Real Estate Securities Trust and the Lifestyle Trusts, in the securities of issuers having their principal activities in any particular industry (with exceptions for U.S. Government securities and certain other obligations) and
(ii) borrowing money, except for temporary or emergency purposes (but not for leveraging) and then not in excess of 33-1/3% of the value of the total assets of the portfolio at the time the borrowing is made. In addition, each portfolio may borrow in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions. Reverse repurchase agreements and mortgage dollar rolls may be considered a form of borrowing and will be treated as a borrowing for purposes of the restriction on borrowing in excess of 33-1/3% of the value of the total assets of a portfolio. A portfolio will not purchase securities while borrowings (other than reverse repurchase agreements, mortgage dollar rolls and similar transactions) exceed 5% of total assets. In addition, each of the portfolios except the Global Government Bond, Emerging Growth and Lifestyle Trusts, is prohibited from purchasing securities of any issuer if the purchase would cause more than 5% of the value of a portfolio's total assets to be invested in the securities of any one issuer (excluding U.S. Government securities) or cause more than 10% of the voting securities of the issuer to be held by a portfolio, except that up to 25% of the value of each portfolio's total assets (except the Money Market Trust) may be invested without regard to this restriction.

      Restrictions that apply to all portfolios and that are not fundamental include prohibitions on (i) knowingly investing more than 15% of the net assets of any portfolio in "illiquid" securities (including repurchase agreements maturing in more than seven days but excluding master demand notes), (ii) pledging, hypothecating, mortgaging or transferring more than 10% of the total assets of any portfolio as security for indebtedness (except that the applicable percent is 33-1/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock and Science & Technology Trusts, 15% in the case of the International Small Cap, Growth, Balanced and Worldwide Growth Trusts and 50% in the case of the Value Trust), and (iii) purchasing securities of other investment companies, other than in connection with a merger, consolidation or reorganization, if the purchase would cause more than 10% of the value of a portfolio's total assets to be invested in investment company securities, except that the Lifestyle Trusts are not subject to this restriction. The percentage restriction in clause (i) of the preceding sentence, however, is 10% in the case of the Money Market Trust.

      Finally, the Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust will, INTER ALIA, not purchase the securities of any issuer if it would cause (i) more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by the Rule for certain securities for a period of up to three business days after purchase, (ii) more than 5% of its total assets to be invested in "second tier securities," as defined by the Rule, or
(iii) more than the greater of $1 million or 1% of its total net assets to be invested in the second tier securities of that issuer.

                                      * * *

      There are also diversification and other requirements for all of the portfolios imposed by the Federal tax laws, as described under "GENERAL INFORMATION -- Taxes" in this Prospectus.

      The following is a description of certain investment policies subject to investment restrictions that may be of particular interest to contract owners.

HIGH YIELD (HIGH RISK) SECURITIES

      GENERAL. The Strategic Bond and High Yield Trusts may invest without limitation, the Investment Quality Bond Trust may invest up to 20% of its assets, the Equity-Income, Aggressive Asset Allocation and Moderate Asset Allocation Trusts may each invest up to 10% of its assets, and the Balanced, International Small Cap, Growth, Blue Chip Growth and Worldwide Growth Trusts may each invest up to 5% of its assets, in "high yield" (high risk) securities. Securities rated below investment


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

grade and comparable unrated securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher rated securities. However, securities rated below investment grade also involve greater risks than higher rated securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Certain of the debt securities in which the portfolios may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's (i.e., rated Caa or lower by Moody's or CCC or lower by Standard & Poor's). These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held by the portfolio with a commensurate effect on the value of the portfolio's shares. Because the Strategic Bond and High Yield Trusts may invest without limitation in high yield debt securities, an investment in those portfolios should not be considered as a complete investment program for all investors.

      Because the Strategic Bond, High Yield, and Investment Quality Bond Trusts will invest primarily in fixed-income securities, the net asset value of each portfolio's shares can be expected to change as general levels of interest rates fluctuate, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

      The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield debt securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of portfolios investing in high yield securities to dispose of particular portfolio investments and may limit the ability of those portfolios to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a portfolio investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Trustees to value that portfolio's investment portfolio and the Trustees may have to use a greater degree of judgment in making such valuations. Less liquid secondary markets may also affect a portfolio's ability to sell securities at their fair value. In addition, each portfolio may invest up to 15% (10% in the case of the Money Market Trust) of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a portfolio's assets invested in illiquid securities may increase.

      CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

      FOREIGN SOVEREIGN DEBT SECURITIES. Investing in foreign sovereign debt securities will expose the Strategic Bond, High Yield and Investment Quality Bond Trusts and other portfolios investing in such securities to the direct or indirect consequences of political, social or economic changes in the developing and emerging countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which these portfolios may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.


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      The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

      As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, the portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

      Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the portfolios may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

      In addition to high yield foreign sovereign debt securities, many of the Trust's portfolios may invest in investment grade foreign securities. For a discussion of such securities and their associated risks, see "Foreign Securities" below.

FOREIGN SECURITIES

      Each of the portfolios, other than the U.S. Government Securities and Equity Index Trusts, may invest in securities of foreign issuers. Such foreign securities may be denominated in foreign currencies, except with respect to the Money Market Trust which may only invest in U.S. dollar-denominated securities of foreign issuers. The International Small Cap, Capital Growth Bond, Global Equity, Global Government Bond, Worldwide Growth, High Yield, International Growth and Income, International Stock, Strategic Bond, Real Estate Securities, Quantitative Equity and Pacific Rim Emerging Markets Trusts may each, without limitation, invest up to 100% of its assets in securities issued by foreign entities and/or denominated in foreign currencies. The Small Company Value Trust may invest without limit in common stocks of foreign issuers which are listed on a United States securities exchange or traded in the United States in the OTC market, but will not invest in securities which are principally traded outside of the United States. The Aggressive Asset Allocation Trust may invest up to 35% of its assets, the Growth, Balanced and Science & Technology Trusts each up to 30% of its assets, the Moderate Asset Allocation and Equity-Income Trusts each up to 25% of its assets, the Pilgrim Baxter Growth and Conservative Asset Allocation Trusts each up to 15% of its assets, the Value Trust up to 5% of its assets, and each of the other portfolios other than the U.S. Government Securities and Equity Index Trusts up to 20% of its assets in securities issued by foreign entities and/or denominated in foreign currencies. (In the case of the Small/Mid Cap, Growth, Balanced and Value Trusts, ADRs and U.S. dollar denominated securities are not included in the percentage limitation.)


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      Securities of foreign issuers include obligations of foreign branches of
U.S. banks and of foreign banks, common and preferred stocks, debt securities issued by foreign governments, corporations and supranational organizations, and American Depository Receipts, European Depository Receipts and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security, reflect any changes in exchange rates and otherwise involve risks associated with investing in foreign securities. ADRs in which the portfolios may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

      Securities of foreign issuers also include EDRs and GDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

      Foreign securities may be subject to foreign government taxes which reduce their attractiveness (see "GENERAL INFORMATION -- Taxes"). In addition, investing in securities denominated in foreign currencies and in the securities of foreign issuers, particularly non-governmental issuers, involves risks which are not ordinarily associated with investing in domestic issuers. These risks include political or economic instability in the country involved and the possibility of imposition of currency controls. Since certain portfolios may invest in securities denominated or quoted in currencies other than the United States dollar, changes in foreign currency exchange rates may affect the value of investments in the portfolio and the unrealized appreciation or depreciation of investments insofar as United States investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are, in turn, affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The portfolios may incur transaction charges in exchanging foreign currencies.

      There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers, including foreign branches of U.S. banks, are subject to different accounting and reporting requirements which are generally less extensive than the requirements applicable to domestic issuers. Foreign stock markets (other than Japan) have substantially less volume than the United States exchanges and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less governmental regulation of exchanges, broker-dealers and issuers than in the United States, and brokerage costs may be higher. In addition, investments in foreign companies may be subject to the possibility of nationalization, withholding of dividends at the source, expropriation or confiscatory taxation, currency blockage, political or economic instability or diplomatic developments that could adversely affect the value of those investments. Finally, in the event of a default on any foreign obligation, it may be difficult for the Trust to obtain or to enforce a judgment against the issuer.

      EMERGING MARKETS. Foreign markets, especially emerging markets, may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a portfolio is uninvested and no return is earned thereon. The inability of a portfolio to make intended security purchases due to settlement problems could cause the portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a portfolio due to subsequent declines in values of the portfolio securities or, if the portfolio has entered into a contract to sell the security, possible liability to the purchaser. Certain foreign markets, especially emerging markets, may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the portfolio of any restrictions on investments.

      In addition to the foreign securities listed above, the Strategic Bond, High Yield, Investment Quality Bond, Worldwide Growth, International Small Cap, Growth, Balanced, Aggressive Asset Allocation and Moderate Asset Allocation Trusts may also invest in foreign sovereign debt securities, which involve certain additional risks. See "RISK FACTORS -- High Yield (High Risk) Securities--Foreign Sovereign Debt Securities" above.

SMALL COMPANY AND EMERGING GROWTH SECURITIES

      The Science & Technology, International Small Cap, Emerging Growth, Pilgrim Baxter Growth, Small/Mid Cap, Worldwide Growth and Small Company Value Trust may each invest in small-sized and emerging growth companies (collectively, "small-sized companies"). Investing in securities of small-sized companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. In addition, small-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established companies.

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Companies with small market capitalizations may also be dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Although investing in securities of small-sized companies offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in a Trust that invests in small-sized company securities may involve a greater degree of risk than an investment in other mutual funds that seek capital appreciation by investing in better-known, larger companies.

WARRANTS

      Subject to certain restrictions, each of the Portfolios except the Money Market Trust and the Lifestyle Trusts may purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

LENDING SECURITIES

      Each portfolio may lend its securities so long as such loans do not represent in excess of 33-1/3% of a portfolio's total assets. This is a fundamental policy. The procedure for lending securities is for the borrower to give the lending portfolio collateral consisting of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The lending portfolio may invest the cash collateral and earn additional income or receive an agreed upon fee from a borrower which has delivered cash equivalent collateral. The Trust anticipates that its securities will be loaned only under the following conditions: (1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities increase in value; (2) the loan will be made in accordance with New York Stock Exchange rules, which presently require the borrower, after notice, to redeliver the securities within five business days; and (3) the portfolio making the loan may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from these investments with the borrower of the securities. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

      In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment (referred to as "forward commitments"). It is expected that, under normal circumstances, a portfolio purchasing securities on a when-issued or forward delivery basis will take delivery of the securities, but the portfolio may sell the securities before the settlement date, if such action is deemed advisable. In general, a portfolio does not pay for the securities or start earning interest on them until the obligations are scheduled to be settled, but it does, in the meantime, record the transaction and reflect the value each day of the securities in determining its net asset value. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a portfolio will establish a segregated account consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a portfolio's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly will limit the extent to which the portfolio may purchase when-issued or forward delivery securities. Except as may be imposed by these factors, there is no limit on the percent of a portfolio's total assets that may be committed to such transactions.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

      Each of the Trust's portfolios may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements involve the acquisition by a portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. Under a repurchase agreement, at the time the portfolio acquires a security, it agrees to resell it to the original seller (a financial institution or broker/dealer which meets the guidelines established by the Trustees) and must deliver the security (and/or securities that may be added to or substituted for it under the repurchase agreement) to the original seller on an agreed-upon date in the future. The repurchase price is in excess of the purchase price. The arrangement is in economic effect a loan collateralized by securities.

      The Trustees have adopted procedures that establish certain creditworthiness, asset and collateralization requirements for the counterparties to a portfolio's repurchase agreements. The Trustees will regularly monitor the use of repurchase


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agreements and the Subadvisers will, pursuant to procedures adopted by the
Trustees, continuously monitor the amount of collateral held with respect to a repurchase transaction so that it equals or exceeds the amount of the obligation.

      A portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

      Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The portfolio retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the portfolio repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the portfolio receives for the security and the amount it pays on repurchase is deemed to be payment of interest. The portfolio will maintain in a segregated custodial account cash, Treasury bills or other U.S. Government securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

MORTGAGE DOLLAR ROLLS

      Each portfolio of the Trust (except the Money Market Trust and the Lifestyle Trusts) may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the portfolio forgoes principal and interest paid on the mortgage-backed securities. A portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A portfolio may also be compensated by receipt of a commitment fee. A portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

HEDGING AND OTHER STRATEGIC TRANSACTIONS


      Individual portfolios may be authorized to use a variety of investment strategies described below for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. The description in this Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolio. Limitations on the portion of a portfolio's assets that may be used in connection with the investment strategies described below are set out in the Statement of Additional Information.


      Subject to the constraints described above, an individual portfolio may (if and to the extent so authorized) purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed-income indices and other financial instruments, enter into financial futures contracts (including stock index futures), enter into interest rate transactions, and enter into currency transactions (collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions"). A portfolio's interest rate transactions may take the form of swaps, caps, floors and collars, and a portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

      Hedging and Other Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a portfolio's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a portfolio's securities or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. A portfolio may use any or all types of Hedging and Other Strategic Transactions which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized Hedging and Other Strategic Transaction will be a function of numerous variables, including market conditions. The ability of a portfolio to utilize Hedging and Other Strategic Transactions


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successfully will depend on, in addition to the factors described above, the
Subadviser's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a portfolio's securities. None of the portfolios is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Hedging and Other Strategic Transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into only for BONA FIDE hedging, risk management or appropriate portfolio management purposes and not for speculative purposes. The use of certain Hedging and Other Strategic Transactions will require that a portfolio segregate cash, liquid high grade debt obligations or other assets to the extent a portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Risks associated with Hedging and Other Strategic Transactions are described in "Hedging and Other Strategic Transactions -- Risk Factors" in the Statement of Additional Information. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, also appears in the Statement of Additional Information.

ILLIQUID SECURITIES

      Each of the portfolios is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

      Excluded from the 10% and 15% limitation are securities that are restricted as to resale but for which a ready market is available pursuant to exemption provided by Rule 144A adopted pursuant to the Securities Act of 1933 ("1933 Act") or other exemptions from the registration requirements of the 1933 Act. Whether securities sold pursuant to Rule 144A are readily marketable for purposes of the Trust's investment restriction is a determination to be made by the Subadvisers subject to the Trustees' oversight and for which the Trustees are ultimately responsible. The Subadvisers will also monitor the liquidity of Rule 144A securities held by the portfolios for which they are responsible. To the extent Rule 144A securities held by a portfolio should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of the portfolio could be adversely affected. In addition, the Money Market Trust may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to the disposition under Federal securities law, and is generally sold to institutional investors, such as the Trust, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be made in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Money Market Trust through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Money Market Trust's Subadviser believes that Section 4(2) commercial paper meets its criteria for liquidity and is quite liquid. The Money Market Trust intends, therefore, to treat Section 4(2) commercial paper as liquid and not subject to the investment limitation applicable to illiquid securities. The Money Market Trust's Subadviser will monitor the liquidity of 4(2) commercial paper held by the Money Market Trust, subject to the Trustees' oversight and for which the Trustees are ultimately responsible.

                             MANAGEMENT OF THE TRUST

      Under Massachusetts law and the Trust's Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of its Trustees. The Trust was originally organized on August 3, 1984 as "NASL Series Fund, Inc." (the "Fund"), a Maryland corporation. Pursuant to an Agreement and Plan of Reorganization and Liquidation approved at the Special Meeting of Shareholders held on December 2, 1988, the Fund was reorganized as a Massachusetts business trust established pursuant to an Agreement and Declaration of Trust dated September 29, 1988 (the "Declaration of Trust"). The reorganization became effective on December 31, 1988. At that time, the assets and liabilities of each of the Fund's separate investment portfolios were assumed by the corresponding portfolios of the Trust and the Trust carried on the business and operations of the Fund with the same investment management arrangements as were in effect for the Fund immediately prior to such reorganization. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim Emerging Markets, Common Stock, Real Estate Securities, Capital Growth and Equity Index Portfolios -- were transferred to the Trust and reconstituted as new portfolios of the Trust.


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ADVISORY ARRANGEMENTS

      Manufacturers Securities Services, LLC (the "Adviser"),the successor to NASL Financial Services, Inc., a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108, is a subsidiary of Manulife North America, the ultimate parent of which is Manulife Financial, a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, Manulife North America was a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996, NAL and Manulife Financial merged with the combined company retaining the name Manulife Financial. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a broker-dealer under the Securities Exchange Act of 1934, and it is a member of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, the Adviser serves as principal underwriter of certain contracts issued by Manulife North America.


      Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense, (i) office space and all necessary office facilities and equipment, (ii) necessary executive and other personnel for managing the affairs of the Trust and for performing certain clerical, accounting and other office functions, and (iii) all other information and services, other than services of counsel, independent accountants or investment subadvisory services provided by any Subadviser under a subadvisory agreement, required in connection with the preparation of all tax returns and documents required to comply with the Federal securities laws. The Adviser pays the cost of (i) any advertising or sales literature relating solely to the Trust, (ii) the cost of printing and mailing prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares and (iii) the compensation of the Trust's officers and Trustees that are officers, directors or employees of the Adviser or its affiliates. In addition, advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds an annual rate of .75% in the case of the International Small Cap, Global Equity, Global Government Bond, Worldwide Growth, International Growth and Income, International Stock and Pacific Rim Emerging Markets Trusts, .50% in the case of all other portfolios except for the Equity Index Trust, or .15% in the case of the Equity Index Trust of the average annual net assets of such portfolio. The expense limitations will continue in effect from year to year unless otherwise terminated at any year end by the Adviser on 30 days' notice to the Trust . See "MANAGEMENT OF THE TRUST -- Expenses" below. The Adviser has voluntarily agreed to pay the expenses of the Lifestyle Trusts (other than the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time.


      In addition to providing the services and expense limitations described above, the Adviser selects, contracts with and compensates Subadvisers to manage the investment and reinvestment of the assets of all portfolios of the Trust. (The Adviser does not manage any of the Trust portfolio assets.) The Adviser monitors the compliance of such Subadvisers with the investment objectives and related policies of each portfolio and reviews the performance of such Subadvisers and reports periodically on such performance to the Trustees of the Trust. The Trust has received an order from the Securities and Exchange Commission permitting the Adviser to appoint a Subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. The Trust, therefore, is able to change Subadvisers or the fees paid to Subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not permit the Adviser to appoint a Subadviser that is an affiliate of the Adviser or the Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders. Currently, MAC is an Affiliated Subadviser.

      As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio, except for the Lifestyle Trusts for which the Adviser makes no charge. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust. The following is a schedule of the management fees each portfolio currently is obligated to pay the Adviser:

            PORTFOLIO
            ------------------------------------------------------
            Pacific Rim Emerging Markets Trust........       .850%
            Science & Technology Trust................      1.100%
            International Small Cap Trust.............      1.100%
            Emerging Growth Trust.....................      1.050%
            Pilgrim Baxter Growth Trust...............      1.050%

            PORTFOLIO
            ------------------------------------------------------
            Small/Mid Cap Trust.......................      1.000%
            International Stock Trust.................      1.050%
            Worldwide Growth Trust....................      1.000%
            Global Equity Trust.......................       .900%
            Small Company Value Trust.................      1.050%
            Equity Trust..............................       .750%
            Growth Trust..............................       .850%
            Quantitative Equity Trust.................       .700%
            Equity Index Trust........................       .250%
            Blue Chip Growth Trust....................       .925%
            Real Estate Securities Trust..............       .700%
            Value Trust...............................       .800%
            International Growth and Income Trust.....       .950%
            Growth and Income Trust...................       .750%
            Equity-Income Trust.......................       .800%
            Balanced Trust............................       .800%
            Aggressive Asset Allocation Trust.........       .750%
            High Yield Trust..........................       .775%
            Moderate Asset Allocation Trust...........       .750%
            Conservative Asset Allocation Trust.......       .750%
            Strategic Bond Trust......................       .775%
            Global Government Bond Trust..............       .800%
            Capital Growth Bond.......................       .650%
            Investment Quality Bond Trust.............       .650%
            U.S. Government Securities Trust..........       .650%
            Money Market Trust........................       .500%
            Lifestyle Trusts..........................   no advisory fees


      For the year ended December 31, 1997 the aggregate investment advisory fee paid by the Trust was $70,977,648, allocated among the portfolios as follows:


            PORTFOLIO                                AMOUNT OF ADVISORY FEE
---------------------------------------------------------------------------


Pacific Rim Emerging Markets Trust                        $ 229,135
Science & Technology Trust                                  369,324
International Small Cap Trust                             1,347,708
Emerging Growth Trust                                     2,331,739
Pilgrim Baxter Growth Trust                                 502,149
Small/Mid Cap Trust                                       2,145,327
International Stock Trust                                   860,656
Worldwide Growth Trust                                      124,952
Global Equity Trust                                       7,256,254
Small Company Value Trust*                                  134,688
Equity Trust                                             10,703,211
Growth Trust                                                935,029
Quantitative Equity Trust                                   913,996
Equity Index Trust                                           42,212
Blue Chip Growth Trust                                    5,156,008
Real Estate Securities Trust                                831,191
Value Trust                                                 523,446
International Growth and Income Trust                     1,965,899
Growth and Income Trust                                  10,037,637
Equity-Income Trust                                       6,141,959
Balanced Trust                                            1,261,070
Aggressive Asset Allocation Trust                         1,766,662
High Yield Trust                                            314,373
Moderate Asset Allocation Trust                           4,584,121



            PORTFOLIO                              AMOUNT OF ADVISORY FEE
--------------------------------------------------------------------------


Conservative Asset Allocation Trust                      $1,521,047
Strategic Bond Trust                                      2,240,478
Global Government Bond Trust                              1,837,451
Capital Growth Bond                                         315,701
Investment Quality Bond Trust                             1,047,782
U.S. Government Securities Trust                          1,401,568
Money Market Trust                                        2,134,875




* For the period October 1, 1997 (commencement of operations) to December 31, 1997.

      For the year ended December 31, 1997 the net investment advisory fee retained by the Adviser after payment of subadvisory fees was $44,607,679, allocated among the portfolios as follows:




                                                               ANNUAL % OF
                                        $ AMOUNT          PORTFOLIO NET ASSETS
                                        --------          --------------------
Pacific Rim Emerging Markets Trust     $  121,307                0.450%
Science & Technology Trust                167,874                0.500%
International Small Cap Trust             587,572                0.480%
Emerging Growth Trust                   1,110,352                0.500%
Pilgrim Baxter Growth Trust               215,207                0.450%
Small/Mid Cap Trust                     1,066,433                0.500%
International Stock Trust                 373,528                0.460%
Worldwide Growth Trust                     49,981                0.400%
Global Equity Trust                     4,210,940                0.520%
Small Company Value Trust*                 58,054                0.450%
Equity Trust                            7,349,021                0.510%
Growth Trust                              440,014                0.400%
Quantitative Equity Trust                 595,212                0.460%
Equity Index Trust                         25,327                0.150%
Blue Chip Growth Trust                  2,857,045                0.513%
Real Estate Securities Trust              539,022                0.450%
Value Trust                               290,160                0.440%
International Growth and Income Trust   1,014,453                0.490%
Growth and Income Trust                 7,530,243                0.560%
Equity-Income Trust                     4,356,469                0.570%
Balanced Trust                            723,760                0.460%
Aggressive Asset Allocation Trust         934,997                0.400%
High Yield Trust                          176,192                0.434%
Moderate Asset Allocation Trust         2,861,688                0.470%
Conservative Asset Allocation Trust       889,256                0.440%
Strategic Bond Trust                    1,392,743                0.482%
Global Government Bond Trust            1,035,907                0.450%
Capital Growth Bond                       206,420                0.430%
Investment Quality Bond Trust             685,088                0.420%
U.S. Government Securities Trust          928,144                0.430%
Money Market Trust                      1,815,270                0.425%




* For the period October 1, 1997 (commencement of operations) to December 31, 1997.


SUBADVISORY ARRANGEMENTS


      Each of the Trust's Subadvisers, except FMTC, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Agreements with the Subadvisers have heretofore been approved by the vote of a majority of the then outstanding voting securities of each series of shares of the portfolios to be managed by the Subadviser. The Trust has received an order from the Securities and Exchange Commission permitting the Adviser to appoint a Subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. The Trust, therefore, is able to change Subadvisers or the fees paid to Subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not permit the Adviser to appoint an Affiliated Subadviser or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders. Currently, MAC is an Affiliated Subadviser.

      FIDELITY MANAGEMENT TRUST COMPANY

      Fidelity Management Trust Company ("FMTC"), the Subadviser to the Equity and Automatic Asset Allocation Trusts, is located at 82 Devonshire Street, Boston, Massachusetts 02109. FMTC is a wholly-owned subsidiary of Fidelity Investments which was founded in 1946. Headquartered in Boston, Fidelity also has offices in London, Tokyo and Hong Kong. Today, Fidelity Investments, along with its affiliates, is the largest privately-held investment management firm in the United States, managing over $529 billion as of December 31, 1997. Fidelity Investments is a privately-held company (there is no outside ownership), and no ownership changes are anticipated.


      FMTC was established by Fidelity Investments in 1981 to provide investment management services for institutional clients. FMTC is a bank as defined in the Investment Advisers Act of 1940. FMTC currently manages in excess of $48 billion for more than 265 institutional clients. FMTC offers institutional investors clearly-defined equity, fixed income, international, high yield bond, real estate and alternative disciplines. Each discipline serves either as a stand-alone investment option or in combination with other disciplines to meet specific client investment objectives.


      Katherine Collins and Richard B. Fentin have been responsible for the day-to-day management of the Equity Trust since July 1, 1997. Scott D. Stewart has had primary responsibility for the day-to-day management of the three Asset Allocation Trusts since December 1991.


      Katherine Collins joined Fidelity Investments in 1990 and is the portfolio manager of Fidelity Mid-Cap Stock Fund and Fidelity Advisor Mid-Cap Stock Fund. Ms. Collins previously served as sector leader of Fidelity's consumer equity research group from 1996 to January 1997. She was named manager of Fidelity Select Leisure, Fidelity Select Consumer Industries and Fidelity Advisor Consumer Industries portfolios in 1996. From 1994 to 1995, Ms. Collins was assistant director of research. From 1992 to 1994, she managed Fidelity Select Construction and Housing Portfolio. Ms. Collins is a Chartered Financial Analyst.

      Richard B. Fentin, Senior Vice President, joined Fidelity Investments in 1979 and is the portfolio manager of Fidelity Value Fund. He has managed the Value Fund since March 1996, and previously managed the same fund during 1992. Prior to 1993, Mr. Fentin also managed Fidelity Puritan Fund, Fidelity Growth Company Fund, Fidelity Select Precious Metal Portfolio and Fidelity Trust
Portfolio: Growth Fund and served as a research assistant for the Fidelity Magellan Fund.


      Scott Stewart joined Fidelity in 1987, and is Senior Vice President, Portfolio Manager and head of the Structured Equity Group. Mr. Stewart has managed the Fidelity Fifty Fund since September 1993. Prior to joining Fidelity he was a portfolio manager of Fixed Income, International and Derivative Investments for State Street Bank and Trust Company

      FOUNDERS ASSET MANAGEMENT LLC


      Investment decisions for the Growth, International Small Cap, Balanced and Worldwide Growth Trusts are made by its Subadviser, Founders Asset Management LLC ("Founders"), located at 2930 East Third Avenue, Denver, Colorado 80206, a registered investment adviser first established as an asset manager in 1938. Founders is a subsidiary of Mellon Bank, N.A., which is a wholly owned subsidiary of Mellon Bank Corporation. As of December 31, 1997, Founders had over $6.4 billion of assets under management, including approximately $4.6 billion in mutual fund accounts and $1.8 billion in other advisory accounts.


      Founders is a "growth-style" manager of equity portfolios and gives priority to the selection of individual securities that have the potential to provide superior results over time, despite short-term volatility. Under normal circumstances, Founders' approach to investment management gives greater emphasis to the fundamental financial, marketing and operating strengths of the companies whose securities it buys, and is less concerned with the short-term impact of changes in macroeconomic and market conditions. Founders focuses on purchasing the stocks of companies with strong management and market positions that have earnings prospects that are significantly above the average for their market sectors.

      To facilitate the day-to-day investment management of the Growth, International Small Cap, Balanced and Worldwide Growth Trusts, Founders employs a unique team-and-lead-manager system. The management team is composed of several members of the Investment Department, including lead portfolio managers, portfolio traders and research analysts. Team members share responsibility for providing ideas, information, knowledge and expertise in the management of the portfolios. Daily decisions on portfolio selection for the portfolio rests with a lead portfolio manager assigned to the portfolio.

      Michael W. Gerding, Vice President of Investments, has been the lead portfolio manager for the International Small Cap Trust and the Worldwide Growth Trust since the portfolios' inception (March, 1996 and January, 1997, respectively). Mr. Gerding is a chartered financial analyst who has been part of Founders' investment department since 1990. Prior to joining Founders, Mr. Gerding served as a portfolio manager and research analyst with NCNB Texas for several years. Mr. Gerding earned a BBA in finance and an MBA from Texas Christian University.

      Edward F. Keely, Vice President of Investments, has been the lead portfolio manager for the Growth Trust since the portfolio's inception (July, 1996). Mr. Keely is a chartered financial analyst who joined Founders in 1989. A graduate of The Colorado College, Mr. Keely holds a Bachelor of Arts degree in economics.

      Brian F. Kelly, Vice President of Investments, is the lead portfolio manager for the Balanced Trust, which commenced operations on January 1, 1997. Mr. Kelly joined Founders in 1996. Prior to joining Founders, Mr. Kelly served as portfolio manager for Invesco Trust Company (1993-1996) and as a senior investment analyst for Sears Investment Management Company (1986-1993). A graduate of the University of Notre Dame, Mr. Kelly received his MBA and JD from the University of Iowa. He is also a Certified Public Accountant.

      FRED ALGER MANAGEMENT, INC.

      Investment decisions for the Small/Mid Cap Trust are made by its Subadviser, Fred Alger Management, Inc. ("Alger"). Alger, located at 75 Maiden Lane, New York, New York 10038, has been in the business of providing investment advisory services since 1964 and as of December 31, 1997 had approximately $7.7 billion under management, including $4.5 billion in mutual fund accounts and $3.2 billion in other advisory accounts. Alger is wholly owned by Fred Alger & Company, Incorporated which in turn is wholly owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger, III and his brother, David D. Alger, are the majority shareholders of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

      David D. Alger, President of Alger, has been primarily responsible for the day-to-day management of the Small/Mid Cap Trust since the portfolio's inception (March, 1996). He has been employed by Alger as Executive Vice President and Director of Research since 1971 and as President since 1995 and he serves as portfolio manager for other mutual funds and investment accounts managed by Alger Management. Also participating in the management of the Small/Mid Cap Trust since the portfolio's inception are Ronald Tartaro and Seilai Khoo. Mr. Tartaro has been employed by Alger Management since 1990 and he serves as a Senior Vice President. Ms. Khoo has been employed by Alger Management since 1989 and she serves as a Senior Vice President.

      J.P. MORGAN INVESTMENT MANAGEMENT INC.

      J.P. Morgan Investment Management Inc. ("J.P. Morgan") is the Subadviser to the International Growth and Income Trust. J.P. Morgan, with principal offices at 522 Fifth Avenue, New York 10036, is a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan & Co."), a bank holding company organized under the laws of Delaware which is located at 60 Wall Street, New York, New York 10260. Through offices in New York City and abroad, J.P. Morgan & Co., through J.P. Morgan and other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment adviser to individual and institutional clients with combined assets under management of approximately $255 billion as of December 31, 1997. J.P. Morgan has managed international securities for institutional investors since 1974. As of December 31, 1997, assets managed pursuant to J.P. Morgan's international securities strategies were approximately $50 billion.


      J.P. Morgan provides investment advice and portfolio management services to the Portfolio. Subject to the supervision of the Trustees, J.P. Morgan makes the Portfolio's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Portfolio's investments. J.P. Morgan uses a sophisticated, disciplined, collaborative process for managing the portfolio. The following persons are primarily responsible for the day-to-day management of the portfolio (their business experience for the past five years is indicated parenthetically): Paul A. Quinsee, Vice President (employed by J.P. Morgan since February 1992, previously Vice President, Citibank) and Andrew Cormie, Vice President (employed by J.P. Morgan since 1984). Mr. Quinsee has been managing the International Growth and Income Trust since the portfolio's inception (January, 1995) and Mr. Cormie has been involved in the management of the portfolio since April, 1998.

      Mr. Quinsee is primarily responsible for the day-to-day management of several other institutional and investment company accounts that invest in international securities constituting in excess of $5 billion of assets. Mr. Cormie is an international equity portfolio manager in the Global Micro Group of J.P. Morgan's London office.

      MANUFACTURERS ADVISER CORPORATION

      Manufacturers Adviser Corporation ("MAC"), a Colorado corporation, is the Subadviser of the Money Market, Pacific Rim Emerging Markets, Capital Growth Bond, Quantitative Equity, Real Estate Securities, Equity Index and Lifestyle Trusts. Its principal business at the present time is to provide investment management services to these portfolios. MAC is an indirect wholly-owned subsidiary of Manulife Financial. The address of MAC is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. As of December 31, 1997, MAC together with Manulife Financial had approximately $55.7 billion of assets under management.

      Management of the above portfolios is provided by a team of investment professionals each of whom plays an important role in the management process of each portfolio. Team members work together to develop investment strategies and select securities for a portfolio. They are supported by research analysts, traders and other investment specialists who work alongside the investment professionals in an effort to utilize all available resources to benefit the shareholders.

      The persons with primary responsibility for the day to day management of the Real Estate Securities Trust are Mark Schmeer and Leslie Grober. Mr. Schmeer joined MAC in 1995 and has managed the Real Estate Securities Trust and the predecessor portfolio of Manulife Series Fund, Inc. since then. He is an investment manager of U.S. Equities at Manulife Financial. Prior to 1995 he was a Vice President of Sun Life Investment Management, where he served from 1993 to 1995. Mr. Schmeer was a manager of U.S. Investments for Ontario Hydro Corporation from 1986 to 1993. Mr. Grober also joined MAC in 1995 and has managed the Real Estate Securities Trust and the predecessor portfolio of Manulife Series Fund, Inc., since then. He has been an investment manager of U.S. Equities at Manulife Financial since 1994. Mr. Grober was an investment representative of Toronto-Dominion Bank from 1991 to 1993. Prior to that he was employed by the Bank of Montreal.

      The persons with primary responsibility for the day to day management of the Quantitative Equity Trust are Mark Schmeer and Rhonda Chang. Ms. Chang joined MAC in 1995 and has managed the Quantitative Equity Trust and the predecessor portfolio of Manulife Series Fund, Inc. since then. She has been an investment manager at Manulife Financial since 1994. From 1990 to 1994, Ms. Chang was an investment analyst with American International Group. Mark Schmeer has managed the Quantitative Equity Trust and the predecessor portfolio of Manulife Series Fund, Inc. since 1995.

      Catherine Addison has primary responsibility for the day to day management of the Capital Growth Bond Trust. She has had such responsibility for that portfolio and the predecessor portfolio of Manulife Series Fund, Inc., since 1988. She has been an investment manager of U.S. Fixed-income at Manulife Financial since 1985.

      The persons with primary responsibility for the day to day management of the Pacific Rim Emerging Markets Trust are Stephen Hill, Richard James Crook and Emilia Panadero-Perez. Mr. Hill joined MAC in 1995 and has managed the Pacific Rim Emerging Market Trust and the predecessor portfolio of Manulife Series Fund, Inc. since then. He is also an investment manager at Manulife Financial. Prior to 1995, Mr. Hill was a director of INVESCO Asset Management, where he served in 1993 and 1994. Mr. Hill was a director of Yasuda Trust Europe from 1989 to 1992. Mr. Crook joined MAC in 1994 and has managed the Pacific Rim Emerging Market Trust and the predecessor portfolio of Manulife Series Fund, Inc. since then. He has been an investment manager of Manulife Financial since 1975. Ms. Panadero-Perez joined MAC in 1995. She has been an investment manager at Manulife Financial since 1989.

      The Lifestyle Trusts are managed by an investment advisory committee composed of the following members: Felix Chee (chairman), Mark Schmeer, Robert Laughton, Richard Crook, Stephen Lewis. Mr. Chee joined Manulife in 1993 and currently holds the position of Executive Vice President and Chief Investment Officer. Prior to 1993, he was Senior Vice President, Corporate Finance of Ontario Hydro. Mr. Chee was elected President of MAC in November, 1997.

      MILLER ANDERSON & SHERRERD, LLP


      Miller Anderson & Sherrerd, LLP ("MAS"), the Subadviser to the Value and High Yield Trusts, is a Pennsylvania limited liability partnership founded in 1969 and is located at One Tower Bridge, West Conshohocken, PA 19428. MAS provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and as of December 31, 1997 had approximately $61 billion in assets under management. MAS is an indirectly wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., Inc.


      The investment professionals of MAS who are primarily responsible for the day to day management of the Value Trust are Robert J. Marcin, Richard M. Behler and Nicholas J. Kovich. All three have managed the portfolio since January 1, 1997. Robert J. Marcin, Portfolio Manager and Nicholas J. Kovich, Portfolio Manager, joined MAS in 1988. Richard M Behler, Portfolio Manager, joined MAS in 1995. Mr. Marcin, Mr. Behler and Mr. Kovich have been portfolio managers since joining MAS. Prior to joining MAS, Mr. Behler served as portfolio manager from 1992-1995 for Moore Capital

Management and Senior Vice President for Merrill Lynch Economics from 1987 through 1992. Messrs. Marcin and Behler are also primarily responsible for the management of the Value Portfolios of MAS Funds, Morgan Stanley Fund, Inc. and Morgan Stanley Universal Funds, Inc. The investment professionals primarily responsible for the High Yield Trust since the Trust's inception are Robert E. Angevine, Thomas L. Bennett and Stephen F. Esser. Robert E. Angevine, Portfolio Manager, joined Morgan Stanley in 1988 and came to the MAS High Yield Portfolio Team in 1996, Thomas L. Bennett, Portfolio Manager, joined MAS in 1984, and Stephen F. Esser, Portfolio Manager, joined MAS in 1988. Messrs. Angevine, Bennett and Esser are also primarily responsible for the management of the High Yield portfolios of MAS Funds and Morgan Stanley Universal Funds.

      MORGAN STANLEY ASSET MANAGEMENT INC.

      Morgan Stanley Asset Management Inc. ("Morgan Stanley"), with principal offices at 1221 Avenue of the Americas, New York, New York 10020, has been the Subadviser to the Global Equity Trust since October 1, 1996. Morgan Stanley, a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., conducts a worldwide portfolio management business, providing a broad range of portfolio management services to customers in the United States and abroad. At. December 31, 1997, Morgan Stanley and its institutional investment management affiliates had approximately $146 billion of combined assets under management as investment managers or as fiduciary advisers.

      Morgan Stanley, Dean Witter, Discover & Co. is a global financial services firm with three major businesses: securities, asset management and credit services.


      Frances Campion has been primarily responsible for the portfolio management of the Global Equity Trust since January 1, 1997. Ms. Campion joined Morgan Stanley in January 1990 as a global equity fund manager and is now a Managing Director of Morgan Stanley & Co. Incorporated. Her responsibilities include day to day management of the Global Equity Portfolio of Morgan Stanley Institutional Fund, Inc. Prior to joining Morgan Stanley, Ms. Campion was a U.S. equity analyst with Lombard Odler Limited where she had responsibility for the management of global portfolios. Ms. Campion has eleven years global investment experience. She is a graduate of University of College, Dublin.


      OECHSLE INTERNATIONAL ADVISORS. L.P.

      Oechsle International Advisors, L.P. ("Oechsle International"), the Subadviser to the Global Government Bond Trust, founded in 1986, is a Delaware limited partnership whose principal offices are located at One International Place, Boston, Massachusetts 02110. Oechsle International, which also has offices in London, England; Frankfurt, Germany and Tokyo, Japan, as of December 31, 1997 managed approximately $10 billion for institutional and private investors. Oechsle International is a money manager providing management and advisory services with respect to all primary international securities markets.

      Astrid Vogler, Partner and Portfolio Manager, has been primarily responsible for the day-to-day management of the Global Government Bond Trust since March 1988. Ms. Vogler has been a Fixed-income Portfolio Manager at Oechsle International in Frankfurt, Germany since 1988.

      PILGRIM BAXTER & ASSOCIATES, LTD.

      Pilgrim Baxter & Associates, Ltd. ("PBA"), the sub-adviser to the Pilgrim Baxter Growth Trust, is a professional investment management firm that has been in business since its founding in 1982. The controlling shareholder of PBA is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. PBA currently has discretionary management authority with respect to approximately $15 billion. In addition to advising the Pilgrim Baxter Growth Trust, PBA provides advisory services to the PBHG Family of Funds and to pension and profit sharing plans, charitable institutions, corporations and other investment companies. The principal business address for PBA is 825 Duportail Road, Wayne, Pennsylvania 19087.


      Mr. Gary L. Pilgrim, CFA serves as portfolio manager of the Pilgrim Baxter Growth Trust which commenced operations on January 1, 1997. Mr. Pilgrim has served as the Chief Investment Officer of PBA for the past seven years and President from 1993 through 1997. Mr. Pilgrim is also the portfolio manager of the PBHG Growth Fund, a mutual fund available to the general public.

      ROSENBERG INSTITUTIONAL EQUITY MANAGEMENT


      Rosenberg Institutional Equity Management ("Rosenberg"), the Subadviser to the Small Company Value Trust, is a professional investment management firm which provides investment advisory services to a substantial number of institutional investors. Rosenberg is a California limited partnership whose principal business address is Four Orinda Way, Suite 300E, Orinda, CA 94563. Rosenberg is part of a global group of investment adviser companies under common ownership. The general partners of Rosenberg are Barr M. Rosenberg, Marlis S. Fritz and Kenneth Reid. As of December 31, 1997, Rosenberg managed approximately $5.6 billion of assets.


      Management of the Small Company Value Trust is overseen by Dr. Rosenberg and Dr. Reid who are responsible for design and maintenance of Rosenberg's portfolio system, and by a portfolio manager who is responsible for research and monitoring the Small Company Value Trust's performance against the relevant benchmark and for monitoring cash balances.

      Dr. Rosenberg, Dr. Reid and Floyd Coleman, the portfolio manager, are responsible for the day-to-day management of the Small Company Value Trust.

      Dr. Rosenberg has been employed by Rosenberg since the company's inception in 1985. Dr. Rosenberg is Managing General Partner and Chief Investment Officer for Rosenberg. As such, he has ultimate responsibility for Rosenberg's securities valuation and portfolio optimization systems used to manage the Small Company Value Trust and for the implementation of the decisions developed therein. His area of special concentration is the design of Rosenberg's proprietary securities valuation model. Dr. Rosenberg earned a B.A. degree for the University of California, Berkeley, in 1963. Dr. Rosenberg earned an M.Sc. from the London School of Economics in 1965, and a Ph.D. from Harvard University, Cambridge, Massachusetts, in 1968.

      Dr. Reid has been employed by Rosenberg for the past eleven years. Dr. Reid is a General Partner and Director of Research for Rosenberg. His work is focused on the design and estimation of Rosenberg's valuation models and he has primary responsibility for analyzing the empirical evidence that validates and supports the day-to-day recommendations of Rosenberg's securities valuation models. Dr. Reid earned both a B.A. degree (1973) and an M.D.S. (1975) from Georgia State University, Atlanta. In 1982, he earned a Ph.D. from the University of California, Berkeley, where he was awarded the American Bankers Association Fellowship.

      Mr. Coleman has been a trader and portfolio manager for Rosenberg since 1988. He received a B.S. from Northwestern University in 1982, a M.S. from Polytechnic Institute, Brooklyn in 1984 and a M.B.A. from Harvard Business School in 1988.

      ROWE PRICE-FLEMING INTERNATIONAL, INC.

      Rowe Price-Fleming International, Inc. ("Price-Fleming") is Subadviser to the International Stock Trust. Price Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price-Fleming has offices in Baltimore, London, Tokyo, Hong Kong, Singapore and Buenos Aires. Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited ("Flemings").

      T. Rowe Price, Flemings, and Jardine Fleming Group Limited ("Jardine Fleming") are owners of Price-Fleming. The common stock of Price-Fleming is 50% owned by a wholly owned subsidiary of T. Rowe Price, 25% by a subsidiary of Flemings, and 25% by Jardine Fleming. (Half of Jardine Fleming is owned by Flemings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the Board of Directors of Price-Fleming, and Flemings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

      An investment advisory group has day to day responsibility for managing the portfolio and developing and executing its investment program. The members of the advisory group are as follows: Martin G. Wade, Peter B. Askew, Mark J.T. Edwards, John R. Ford, James B.M. Seddon and David J.L. Warren.


      Martin Wade joined Price-Fleming in 1979 and has 27 years of experience with the Fleming Group in research, client service, and investment management. (Fleming Group included Robert Fleming and/or Jardine Fleming.) Peter Askew joined Price-Fleming in 1988 and has 21 years of experience managing multi-currency fixed-income portfolios. Mark Edwards joined Price-Fleming in 1986 and has 15 years of experience in financial analysis. John Ford joined Price-Fleming in 1982 and has 16 years of experience with the Fleming Group in research and portfolio management. James Seddon joined Price-Fleming in 1987 and has 11 years of experience in portfolio management. David Warren joined Price-Fleming in 1984 and has 16 years of experience in equity research, fixed-income research, and portfolio management.

      SALOMON BROTHERS ASSET MANAGEMENT INC

      Salomon Brothers Asset Management Inc ("SBAM"), the Subadviser to the U.S. Government Securities Trust and Strategic Bond Trust is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc, which is in turn a subsidiary of Travelers Group Inc. ("Travelers"). SBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed-income and equity investment advisory services for individual and institutional clients around the world, including European and Far East central banks, pension funds, endowments, insurance companies, and services as investment adviser to various investment companies. In providing such investment advisory services, SBAM and it affiliates have access to Traveler's more than 400 economists, mortgage, bond, sovereign and equity analysts. As of December 31, 1997, SBAM and its worldwide investment advisory affiliates managed approximately $26 billion in assets. SBAM's business offices are located at Seven World Trade Center, New York, New York 10048.


      In connection with SBAM's service as Subadviser to the Strategic Bond Trust, SBAM's London-based affiliate, Salomon Brothers Asset Management Limited ("SBAM Limited"), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. SBAM Limited is compensated by SBAM at no additional expense to the Strategic Bond Fund. SBAM Limited is a subsidiary of Salomon Smith Barney Holdings Inc, which is in turn a subsidiary of Travelers. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.


      On November 28, 1997, Salomon Inc, the then ultimate parent to SBAM, and SBAM Limited merged with and into, Smith Barney Holdings Inc., a subsidiary of Travelers to form a new company, Salomon Smith Barney Holdings Inc. Upon consummation of the transaction, Travelers became the ultimate parent of SBAM and SBAM Limited. Travelers is a diversified financial services company engaged in investment services, asset management, consumer finance and life and property casualty insurance services.

      Steven Guterman and Roger Lavan have been jointly responsible for the day-to-day management of the U.S. Government Securities Trust portfolio since December 1991 and the Strategic Bond Trust portfolio since February 1993. Mr. Guterman, who joined SBAM in 1990, is a Managing Director of Salomon Brothers Inc and a Managing Director and Senior Portfolio Manager of SBAM, responsible for SBAM's investment company and institutional portfolios which invest in U.S. investment grade debt securities. Mr. Guterman joined Salomon Brothers Inc in 1983 working initially in the mortgage research group where he became a Research Director and later traded derivative mortgage-backed securities.

      Mr. Lavan joined SBAM in 1990 and is a Director in the fixed income department. Mr. Lavan is a Portfolio Manager responsible for SBAM's investment company and institutional portfolios which invest primarily in mortgage-backed and U.S. government debt securities. Prior to joining SBAM, Mr. Lavan spent four years analyzing portfolios for Salomon Brothers Fixed Income Sales and Product Support departments.

      Messrs. Guterman and Lavan have been assisted in the management of the Strategic Bond Trust by Peter Wilby since February 1993 and David Scott since January 1995. Mr. Wilby, who joined SBAM in 1989, is a Managing Director of Salomon Brothers Inc and SBAM and a Senior Portfolio Manager of SBAM, responsible for investment company and institutional portfolio investments in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities. From 1984 to 1989, Mr. Wilby was employed by Prudential Capital Management Group ("Prudential"), where he served as Director of Prudential's credit research unit and as a corporate and sovereign credit analyst. Mr. Wilby also managed high yield bonds and leveraged equities for Prudential mutual funds and institutional portfolios.

      David Scott is a Senior Portfolio Manager with SBAM Limited in London with primary responsibility for managing long-term global bond portfolios. He also plays an integral role in developing strategy. Mr. Scott manages currency transactions and investments in non-dollar denominated securities for the Strategic Bond Trust. Prior to joining SBAM in April 1994, Mr. Scott worked at J.P. Morgan from 1990 to 1994 where he had responsibility for global and non-dollar portfolios for clients including departments of various governments, pension funds and insurance companies.

      T. ROWE PRICE ASSOCIATES, INC.

      T. Rowe Price Associates, Inc. ("T. Rowe Price"), whose address is at 100 East Pratt Street, Baltimore, Maryland 21202, is the Subadviser for the Blue Chip Growth, Equity-Income and Science & Technology Trusts. Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price and its affiliates managed over $126 billion for over 4.5 million individual and institutional investor accounts as of December 31, 1997.

      The Blue Chip Growth Trust has an investment advisory committee composed of the following members: Larry J. Puglia, Chairman, Brian W.H. Berghuis, Thomas
H. Broadus, Jr., Robert W. Smith, Thomas J. Huber, and William J. Stromberg. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program. Mr. Puglia joined T. Rowe Price in 1990 and has been managing investments since 1993. He became chairman of the Blue Chip Growth Trust investment advisory committee on October 1, 1996.

      The investment advisory committee for the Science and Technology Trust is composed of the following members: Charles A. Morris, Chairman, Jill L. Hauser, Joseph Klein III, and Brian D. Stansky. Mr. Morris joined T. Rowe Price in 1987, and has been managing investments since 1991. He has been chairman of the investment advisory committee of T. Rowe Price Science & Technology Fund, Inc. since 1991.

      The investment advisory committee for the Equity-Income Trust is comprised of the following members: Brian C. Rogers, Chairman, Stephen W. Boesel, Richard
P. Howard, Michael F. Sola and William J. Stromberg. Mr. Rogers joined T. Rowe Price in 1982 and has been managing investments since 1983. He has been chairman of the Equity-Income Trust investment advisory committee since October 1, 1996.

      WARBURG PINCUS ASSET MANAGEMENT, INC.

      Warburg Pincus Asset Management, Inc. ("Warburg"), the Subadviser of the Emerging Growth Trust, is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of December 31, 1997, Warburg managed approximately $19.7 billion of assets, including approximately $11.3 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP & Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP & Co., may be deemed to control both WP & Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.

      The co-portfolio managers of the Emerging Growth Trust are Elizabeth B. Dater and Stephen J. Lurito (both have managed the Trust since its inception on January 1, 1997). Ms. Dater has been portfolio manager of the Warburg Pincus Emerging Growth Fund since its inception on January 21, 1988. She is a senior managing director of Warburg and has been a portfolio manager of Warburg since 1978. Mr. Lurito has been a portfolio manager of the that Fund since 1990. He is a managing director of Warburg and has been with Warburg since 1987, before which time he was a research analyst at Sanford C. Bernstein & Company, Inc.

      WELLINGTON MANAGEMENT COMPANY, LLP

      Wellington Management Company, LLP ("Wellington Management"), is Subadviser to the Growth and Income and Investment Quality Bond Trusts. Founded in 1933, Wellington Management is a Massachusetts limited liability partnership whose principal business address is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. As of December 31, 1997, Wellington Management had investment management authority with respect to approximately $174.5 billion of client assets. The managing partners of Wellington Management are Robert W. Doran, Duncan M. McFarland and John R. Ryan.

      Matthew E. Megargel, Senior Vice President of Wellington Management, has served as portfolio manager to the Growth and Income Trust since February 1992. Mr. Megargel joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management.

      Thomas L. Pappas, Senior Vice President of Wellington Management, has served as portfolio manager to the Investment Quality Bond Trust since March 1994. Mr. Pappas has been a portfolio manager with Wellington Management since 1987.

                                      * * *

      Under the terms of each of the Subadvisory Agreements, the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trustees of the Trust. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in this Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

      As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the management fees the Adviser currently is obligated to pay the Subadvisers out of the advisory fee it receives from each portfolio as specified above:

                                               BETWEEN        BETWEEN
                                             $50,000,000   $200,000,000
                                 FIRST           AND            AND        EXCESS OVER
PORTFOLIO                     $50,000,000   $200,000,000   $500,000,000   $500,000,000
---------                     -----------   ------------   ------------   ------------


Pacific Rim Emerging
Markets Trust................   .400%          .350%          .275%          .225%
Science & Technology Trust...   .600%          .600%          .600%          .600%
International Small Cap Trust   .650%          .600%          .500%          .400%
Emerging Growth Trust........   .550%          .550%          .550%          .550%
Pilgrim Baxter Growth Trust..   .600%          .600%          .500%          .500%
Small/Mid Cap Trust..........   .525%          .500%          .475%          .450%
International Stock Trust....   .750%*         .500%          .500%*         .450%*
Worldwide Growth Trust.......   .600%          .550%          .450%          .350%
Global Equity Trust..........   .500%          .450%          .375%          .325%
Small Company Value Trust....   .600%          .575%          .525%          .475%
Equity Trust.................   .375%          .325%          .275%          .200%
Growth Trust.................   .450%          .450%          .350%          .300%
Quantitative Equity Trust....   .275%          .225%          .175%          .150%
Equity Index Trust...........   .100%          .100%          .100%          .100%
Blue Chip Growth Trust.......   .500%          .450%          .400%          .325%
Real Estate Securities Trust.   .275%          .225%          .175%          .150%
Value Trust..................   .400%          .300%          .200%          .200%
International Growth and
Income Trust ................   .500%          .450%          .400%          .350%
Growth and Income Trust......   .325%          .275%          .225%          .150%
Equity-Income Trust..........   .400%          .300%          .200%          .200%
Balanced Trust...............   .375%          .325%          .275%          .225%
Aggressive Asset Allocation
Trust .......................   .400%          .350%          .300%          .225%
High Yield Trust.............   .350%          .300%          .250%          .200%
Moderate Asset Allocation
Trust .......................   .375%          .325%          .275%          .200%
Conservative Asset
Allocation Trust ............   .350%          .300%          .250%          .175%
Strategic Bond Trust**.......   .350%          .300%          .250%          .200%
Global Government Bond Trust.   .375%          .350%          .300%          .250%
Capital Growth Bond Trust....   .225%          .225%          .150%          .100%
Investment Quality Bond Trust   .225%          .225%          .150%          .100%
U.S. Government Securities
Trust .......................   .225%          .225%          .150%          .100%
Money Market Trust...........   .075%          .075%          .075%          .020%
Lifestyle Trusts.............   no subadvisory fee



*.750% UP TO $20 MILLION, .600% FROM $20 MILLION UP TO $50 MILLION, .50% FROM $50 MILLION UP TO $200 MILLION OF THE CURRENT VALUE OF THE NET ASSETS OF THE PORTFOLIO. WHEN THE CURRENT VALUE OF THE NET ASSETS OF THE PORTFOLIO EQUALS OR EXCEEDS $200 MILLION, THE FEE IS .500% OF THE CURRENT VALUE OF THE NET ASSETS OF THE PORTFOLIO. WHEN THE CURRENT VALUE OF THE NET ASSETS OF THE PORTFOLIO EQUALS OR EXCEEDS $500 MILLION, THE FEE IS .450% OF THE CURRENT VALUE OF THE NET ASSETS OF THE PORTFOLIO.

** IN CONNECTION WITH THE SUBADVISORY CONSULTING AGREEMENT BETWEEN SBAM AND SBAM LIMITED, SBAM WILL PAY SBAM LIMITED, AS FULL COMPENSATION FOR ALL SERVICES PROVIDED UNDER THE SUBADVISORY CONSULTING AGREEMENT, A PORTION OF ITS SUBADVISORY FEE, SUCH AMOUNT BEING AN AMOUNT EQUAL TO THE FEE PAYABLE UNDER SBAM'S SUBADVISORY AGREEMENT MULTIPLIED BY THE CURRENT VALUE OF THE NET ASSETS OF THE PORTION OF THE ASSETS OF THE STRATEGIC BOND TRUST THAT SBAM LIMITED HAS BEEN DELEGATED TO MANAGE DIVIDED BY THE CURRENT VALUE OF THE NET ASSETS OF THE PORTFOLIO.

      For the year ended December 31, 1997, the Adviser paid aggregate subadvisory fees of $26,369,969, allocated among the portfolios as follows:

                                            $ AMOUNT    % OF AVERAGE NET ASSETS
                                            --------     -----------------------
Pacific Rim Emerging Markets Trust         $  107,828             0.400%
Science & Technology Trust                    201,450             0.600%
International Small Cap Trust                 760,136             0.620%
Emerging Growth Trust                       1,221,387             0.550%
Pilgrim Baxter Growth Trust                   286,942             0.600%
Small/Mid Cap Trust                         1,078,894             0.500%
International Stock Trust                     487,128             0.590%
Worldwide Growth Trust                         74,971             0.600%
Global Equity Trust                         3,045,314             0.380%
Small Company Value Trust*                     76,634             0.600%
Equity Trust                                3,354,190             0.240%
Growth Trust                                  495,015             0.450%
Quantitative Equity Trust                     318,784             0.240%
Equity Index Trust                             16,885             0.100%
Blue Chip Growth Trust                      2,298,963             0.412%
Real Estate Securities Trust                  292,169             0.250%
Value Trust                                   233,286             0.360%
International Growth and Income Trust         951,446             0.460%
Growth and Income Trust                     2,507,394             0.190%
Equity-Income Trust                         1,785,490             0.230%
Balanced Trust                                537,310             0.340%
Aggressive Asset Allocation Trust             831,665             0.350%
High Yield Trust                              138,181             0.341%
Moderate Asset Allocation Trust             1,722,433             0.280%
Conservative Asset Allocation Trust           631,791             0.310%
Strategic Bond Trust**                        847,735             0.293%
Global Government Bond Trust                  801,544             0.350%
Capital Growth Bond                           109,281             0.220%
Investment Quality Bond Trust                 362,694             0.230%
U.S. Government Securities Trust              473,424             0.220%
Money Market Trust                            319,605             0.075%


* For the period October 1, 1997 (commencement of operations) to December 31, 1997.
**    $211,934 of this amount was paid to SBAM Limited


      Above are brief summaries of the advisory agreement with The Adviser ("Advisory Agreement") and the subadvisory agreements with the Subadvisers ("Subadvisory Agreements"). A more comprehensive statement of the terms of such agreements appears in the Statement of Additional Information under the caption "Investment Management Arrangements."

      All or a portion of Trust brokerage commissions may be paid to affiliates of SBAM, J.P. Morgan, Alger, Fidelity, Morgan Stanley and Oechsle International. Information on the amount of these commissions is set forth in the Statement of Additional Information under "Portfolio Brokerage."

EXPENSES

      Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except for those expenses the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Among the expenses to be borne by the Trust are charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agents appointed by the Trust; brokers' commissions and issue and transfer taxes on securities transactions to which the Trust is a party; taxes payable by the Trust; and legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation.

      For the year ended December 31, 1997, the expenses, including the Adviser's fee but excluding portfolio brokerage commissions, expressed as a percentage of average net assets, for each of the Trust's portfolios were as follows:

                  PORTFOLIO                                   EXPENSES
                  ---------                                   --------


                  Pacific Rim Emerging Markets Trust           1.420%
                  Science & Technology Trust                   1.260%
                  International Small Cap Trust                1.310%
                  Emerging Growth Trust                        1.110%
                  Pilgrim Baxter Growth Trust                  1.180%
                  Small/Mid Cap Trust                          1.050%
                  International Stock Trust                    1.380%
                  Worldwide Growth Trust                       1.320%
                  Global Equity Trust                          1.010%
                  Small Company Value Trust*                   1.190%
                  Equity Trust                                 0.800%
                  Growth Trust                                 0.950%
                  Quantitative Equity Trust**                  0.500%
                  Equity Index Trust                           0.400%
                  Blue Chip Growth Trust                       0.975%
                  Real Estate Securities Trust***              0.500%
                  Value Trust                                  0.960%
                  International Growth and Income Trust        1.120%
                  Growth and Income Trust                      0.790%
                  Equity-Income Trust                          0.850%
                  Balanced Trust                               0.880%
                  Aggressive Asset Allocation Trust            0.900%
                  High Yield Trust                             0.890%
                  Moderate Asset Allocation Trust              0.850%
                  Conservative Asset Allocation Trust          0.890%
                  Strategic Bond Trust                         0.870%
                  Global Government Bond Trust                 0.930%
                  Capital Growth Bond****                      0.500%
                  Investment Quality Bond Trust                0.740%
                  U.S. Government Securities Trust             0.720%
                  Money Market Trust                           0.540%

* Annualized
** The ratio of operating expenses, before reimbursement from Adviser, was 0.77% for the year ended December 31, 1997.
*** The ratio of operating expenses, before reimbursement from Adviser, was 0.77% for the year ended December 31, 1997.
**** The ratio of operating expenses, before reimbursement from Adviser, was 0.73% for the year ended December 31, 1997.


      For the year ended December 31, 1996, the expenses, excluding the Adviser's fee and portfolio brokerage commissions, expressed as a percentage of average net assets, for each of the Trust's portfolios were as follows:

                  PORTFOLIO                                   EXPENSES
                  ---------                                   --------


                  Pacific Rim Emerging Markets Trust           0.570%
                  Science & Technology Trust                   0.160%
                  International Small Cap Trust                0.210%
                  Emerging Growth Trust                        0.060%
                  Pilgrim Baxter Growth Trust                  0.130%
                  Small/Mid Cap Trust                          0.050%
                  International Stock Trust                    0.330%
                  Worldwide Growth Trust                       0.320%
                  Global Equity Trust                          0.110%
                  Small Company Value Trust*                   0.140%
                  Equity Trust                                 0.050%

                  PORTFOLIO                                   EXPENSES
                  ---------                                   --------


                  Growth Trust                                 0.100%
                  Quantitative Equity Trust                    0.000%
                  Equity Index Trust                           0.150%
                  Blue Chip Growth Trust                       0.050%
                  Real Estate Securities Trust                 0.000%
                  Value Trust                                  0.160%
                  International Growth and Income Trust        0.170%
                  Growth and Income Trust                      0.040%
                  Equity-Income Trust                          0.050%
                  Balanced Trust*                              0.080%
                  Aggressive Asset Allocation Trust            0.150%
                  High Yield Trust                             0.110%
                  Moderate Asset Allocation Trust              0.100%
                  Conservative Asset Allocation Trust          0.140%
                  Strategic Bond Trust                         0.100%
                  Global Government Bond Trust                 0.130%
                  Capital Growth Bond                          0.000%
                  Investment Quality Bond Trust                0.090%
                  U.S. Government Securities Trust             0.070%
                  Money Market Trust                           0.040%


* Annualized

      Each of the portfolios, except the Global Equity, Blue Chip Growth, Equity, Equity-Income and Growth and Income Trusts, anticipates that its annual portfolio turnover rate will exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. The portfolio turnover rate of each of the Trust's portfolios may vary from year to year, as well as within a year. See "Portfolio Turnover" in the Statement of Additional Information.

PERFORMANCE DATA

      From time to time the Trust may publish advertisements containing performance data relating to its portfolios. Performance data will consist of total return quotations which will always include quotations for recent one-year and, when applicable, five-year and ten-year periods and where less than five or ten years, for the period since the date the portfolio, including its predecessor prior to the reorganization of the Fund on December 31, 1988, became available for investment. In the case of the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc. Such quotations for such periods will be the average annual rates of return required for an initial investment of $1,000 to equal the market value of such investment on the last day of the period, after reflection of all Trust charges and expenses and assuming reinvestment of all dividends and distributions. Performance figures used by the Trust are based on the actual historical performance of its portfolios for specified periods, and the figures are not intended to indicate future performance. Moreover, the Trust's performance figures are not comparable to those for public mutual funds. Trust shares are only available as the underlying investment medium for contracts which provide for certain charges, as described in the accompanying contract Prospectus. The impact of such charges is not reflected in the Trust's performance figures. More detailed information on the computations is set forth in the Statement of Additional Information. The Trust's annual report, which is available without charge upon request, contains further discussions of Trust performance.

      The Trust may also from time to time advertise the performance of certain portfolios relative to that of unmanaged indices, including but not limited to the Dow Jones Industrial Average, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, the S&P 500 Index, the Value Line Composite and the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") and World Indices. The Trust may also advertise the performance rankings assigned certain portfolios or their investment Subadvisers by various statistical services, including but not limited to SEI, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis and Variable Insurance Products Performance Analysis, Variable Annuity Research and Data Service, Intersec Research Survey of Non-U.S. Equity Fund Returns and Frank Russell International Universe, and any other data which may be presented from time to time by such analysts as Dow Jones, Morning Star, Chase International Performance, Wilson Associates, Stanger, CDA Investment Technology, the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, IBC/Donaghue's Average U.S. Government and Agency, or as they appear in various publications, including The Wall Street Journal, New York Times, Forbes, Barrons, Fortune, Money Magazine, Financial World and Financial Services Week.

                               GENERAL INFORMATION

SHARES OF THE TRUST

      The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share, to divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, all without shareholder approval. In addition, the Trustees are authorized to divide any series of shares into separate classes, also without shareholder approval. The Trust currently has thirty-six series of shares, one for each portfolio. Shares of each portfolio have equal rights with regard to redemptions, dividends, distributions and liquidations with respect to that portfolio. When issued, shares are fully paid and non-assessable and do not have preemptive or conversion rights or cumulative voting rights. All shares are entitled to one vote and are voted by series, except that when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate. Only shares of a particular portfolio are entitled to vote on matters determined by the Trustees to affect only the interests of that portfolio.

      The Trust currently has four shareholders, Manulife North America, Manulife New York, Manufacturers America and Manufacturers USA. Manulife North America provided the Trust with its initial capital. Currently, Manulife North America owns Trust shares attributable to the initial capitalization of the Growth and Income Trust. Each shareholder owns the Trust shares attributable to contracts participating in its separate accounts and will vote such shares and, in the case of Manulife North America, Trust shares owned beneficially by Manulife North America in accordance with instructions received from contract owners.

      Shares of the Trust may be sold to both variable annuity separate accounts and variable life insurance separate accounts of affiliated insurance companies. The Trust currently does not foresee any disadvantages to the owners of variable annuity or variable life insurance contracts arising from the fact that the interests of those owners may differ. Nevertheless, the Trust's Board of Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise due to differences of tax treatment or other considerations and to determine what action, if any, should be taken in response thereto. Such an action could include the withdrawal of a separate account from participation in the Trust.

TAXES


      TAX STATUS. The Trust intends to take the steps necessary to qualify each portfolio as a regulated investment company under Subchapter M of the Code and believes that each portfolio will so qualify. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes. Under current law, distributions of net investment income and net capital gain are not taxed to a life insurance company to the extent applied to increase the reserves for the company's variable annuity and life insurance contracts.


      SOURCES OF GROSS INCOME. To qualify as a regulated investment company, a portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year a portfolio must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies.

      DIVERSIFICATION OF ASSETS. To qualify as a regulated investment company, a portfolio must also satisfy certain requirements with respect to the diversification of its assets. A portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not represent more than 5% of the value of the assets of the portfolio nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the portfolio's assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses.


      Because only insurance company separate accounts will own shares in the portfolios, each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

      FOREIGN INVESTMENTS. Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes. A portfolio investing in securities of a passive foreign investment company may be subject to U.S. Federal income taxes and interest charges (and the investment yield of a portfolio making such an investment will be reduced by these taxes and interest charges) on a portion of its distributions on and gain with respect to shares of the passive foreign investment company even if such amounts are paid as a dividend to its shareholders. Shareholders will bear the cost of these taxes and interest charges. Alternatively, a portfolio may elect to (i) treat the passive foreign investment company as a "qualified electing fund" (assuming the company agrees to provide certain information to the Internal Revenue Service) and include annually in income its proportionate share of the company's ordinary earnings and capital gains (whether or not distributed) or (ii) mark to market its stock in the passive foreign investment company and thereby recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent of prior increases.


      ADDITIONAL TAX CONSIDERATIONS. If a portfolio failed to qualify as a regulated investment company, owners of contracts based on the portfolio (i) would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and (ii) the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from that Subadvisers might otherwise believe to be desirable.


      OTHER INFORMATION. For more information regarding the tax implications for the purchaser of a variable annuity or life insurance contracts who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change, possibly with retroactive effect.

DIVIDENDS

      The Trust intends to declare as dividends substantially all of the net investment income, if any, of each portfolio. Dividends from the net investment income and the net capital gain, if any, for each portfolio except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that portfolio or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

PURCHASE AND REDEMPTION OF SHARES

      Shares of the Trust are offered continuously, without sales charge, at prices equal to the respective net asset values of the portfolio. The Trust sells its shares directly without the use of any underwriter. Shares of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after receipt of a request for redemption.

      The net asset value of the shares of each portfolio is determined once daily as of the close of regularly scheduled trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on (i) days on which changes in the value of such portfolio's portfolio securities will not materially affect the current net asset value of the shares of the portfolio, (ii) days during which no shares of such portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or (iii) the following business holidays or the days on which such holidays are observed by the

New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of regularly scheduled trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Subadvisers under procedures established and regularly reviewed by the Trustees.

      The net asset values per share of all portfolios other than the Money Market Trust are computed by adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds, subtracting all its liabilities, and dividing the result by the total number of shares outstanding of that portfolio at such time. Securities held by each of the portfolios other than the Money Market Trust, except for money market instruments with remaining maturities of 60 days or less and Underlying Portfolio shares held by the Lifestyle Trusts, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

      All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other portfolios are valued on an amortized cost basis.

CUSTODIAN

      State Street Bank and Trust Company, ("State Street") 225 Franklin Street, Boston, Massachusetts 02110, currently acts as custodian and bookkeeping agent of all the Trust assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.


YEAR 2000 ISSUES

      Like other business organizations and individuals, Manulife North America would be adversely affected if its computer systems and those of its service providers do not properly process and calculate date-related information and data from and after January 1, 2000. Manulife North America is completing an assessment of the Year 2000 impact on its systems and business processes. Management believes that Manulife North America will complete its Year 2000 project for all critical systems and processes by September 30, 1998, prior to any anticipated impact on the critical systems and processes.

      The date on which Manulife North America believes it will complete the Year 2000 project is based on management's best estimates, which were derived utilizing numerous assumptions of future events. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer code, and other similar uncertainties.

                                   APPENDIX I

DEBT SECURITY RATINGS

STANDARD & POOR'S RATINGS GROUP ("S&P")

COMMERCIAL PAPER:

A-1 The rating A-1 is the highest rating assigned by S&P to commercial paper. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high for issuers designated "A-1."

BONDS:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC
  -CC Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D Bonds rated D are in default. The D category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired. The D rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

COMMERCIAL PAPER:

P-1 The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in established industries; (2) high rates of return on funds employed;
            (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers rated P-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

BONDS:

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers "1," "2" and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX II

STRATEGIC BOND TRUST DEBT RATINGS

      The average distribution of investments in corporate and government bonds by ratings for the fiscal year ended December 31, 1997, calculated monthly on a dollar-weighted basis, for the Strategic Bond Trust, are as follows:



                                      UNRATED BUT OF
   MOODY'S     STANDARD & POOR'S    COMPARABLE QUALITY       PERCENTAGE
------------------------------------------------------------------------
     Aaa          AAA                    0%                     0%
     Aa           AA                     0%                     2%
     A            A                      0%                     4%
     Baa          BBB                    0%                     2%
     Ba           BB                     0%                    13%
     B            B                      7%                    28%
     Caa          CCC                    0%                     1%
     Ca           CC                     0%                     0%
     C            C                      0%                     0%
                  D                      0%                     0%

Unrated as a Group                                              7%
U.S. Government Securities*                                     45%
                                                               100%




*Obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.


      The actual distribution of the Strategic Bond Trust's corporate and government bond investments by ratings on any given date will vary. In addition, the distribution of the Trust's investments by ratings as set forth above should not be considered as representative of the Trust's future portfolio composition.




INVESTMENT QUALITY BOND TRUST DEBT RATINGS

      The average distribution of investments in corporate and government bonds by ratings for the fiscal year ended December 31, 1997, calculated monthly on a dollar-weighted basis, for the Investment Quality Bond Trust, are as follows:



                                      UNRATED BUT OF
   MOODY'S     STANDARD & POOR'S    COMPARABLE QUALITY       PERCENTAGE
------------------------------------------------------------------------
     Aaa          AAA                    0%                      6%
     Aa           AA                     0%                      3%
     A            A                      0%                     10%
     Baa          BBB                    0%                      8%+
     Ba           BB                     0%                      6%
     B            B                      0%                      6%
     Caa          CCC                    0%                      0%
     Ca           CC                     0%                      0%
     C            C                      0%                      0%
                  D                      0%                      0%

Unrated as a Group                                               0%
U.S. Government Securities*                                      61%
                                                                100%

*Obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.
+ Includes 2% split-rated issues.

      The actual distribution of the Investment Quality Bond Trust's corporate and government bond investments by ratings on any given date will vary. In addition, the distribution of the Trust's investments by ratings as set forth above should not be considered as representative of the Trust's future portfolio composition.

                                  APPENDIX III

STANDARD & POOR'S CORPORATION DISCLAIMERS

      The Equity Index Trust is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the shareholders of the Equity Index Trust or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Trust particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Trust or the Equity Index Trust. S&P has no obligation to take the needs of the Trust or the shareholders of the Equity Index Trust into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of shares of the Equity Index Trust or the timing of the issuance or sale of the shares of the Equity Index Trust or in the determination or calculation of the equation by which shares of the Equity Index Trust are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Portfolio.

      S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Trust, shareholders of the Equity Index Trust, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                                     PART B

                           INFORMATION REQUIRED IN A

                      STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
                       STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                         MANUFACTURERS INVESTMENT TRUST

      This Statement of Additional Information is not a prospectus but should be read in conjunction with the Trust's Prospectus dated May 1, 1998 which may be obtained from Manufacturers Investment Trust, 116 Huntington Avenue, Boston, Massachusetts, 02116.


      The date of this Statement of Additional Information is May 1, 1998.

                                 TABLE OF CONTENTS

INVESTMENT POLICIES ......................................................    3
     Money Market Instruments ............................................    3
     Other Instruments ...................................................    5
HEDGING AND OTHER STRATEGIC TRANSACTIONS .................................   11
     General Characteristics of Options...................................   11
     General Characteristics of Futures Contracts and Options on Futures
     Contracts ...........................................................   13
     Options on Securities Indices and Other Financial Indices ...........   14
     Currency Transactions ...............................................   14
     Combined Transactions ...............................................   15
     Swaps, Caps, Floors and Collars .....................................   15
     Eurodollar Instruments ..............................................   16
     Risk Factors ........................................................   16
     Risks of Hedging and Other Strategic Transactions Outside the
     United States .......................................................   17
     Use of Segregated and Other Special Accounts ........................   17
     Other Limitations ...................................................   18
INVESTMENT RESTRICTIONS ..................................................   18
     Fundamental .........................................................   18
     Nonfundamental ......................................................   19
PORTFOLIO TURNOVER .......................................................   21
MANAGEMENT OF THE TRUST ..................................................   22
     Compensation of Trustees ............................................   23
INVESTMENT MANAGEMENT ARRANGEMENTS .......................................   24
     The Advisory Agreement ..............................................   25
     The Subadvisory Agreements ..........................................   27
     Agreement with Prior Subadviser .....................................   29
PORTFOLIO BROKERAGE ......................................................   30
PURCHASE AND REDEMPTION OF SHARES ........................................   34
DETERMINATION OF NET ASSET VALUE .........................................   34
PERFORMANCE DATA .........................................................   36
ORGANIZATION OF THE TRUST ................................................   37
     Shares of the Trust .................................................   38
     Principal Holders of Securities .....................................   38
ADDITIONAL INFORMATION CONCERNING TAXES ..................................   39
REPORTS TO SHAREHOLDERS ..................................................   40
INDEPENDENT ACCOUNTANTS ..................................................   40
LEGAL COUNSEL ............................................................   40
ADDITIONAL INFORMATION REGARDING SUBADVISERS .............................   40

                               INVESTMENT POLICIES

      The following discussion supplements "Investment Objectives and Policies" set forth in the Prospectus of Manufacturers Investment Trust (the "Trust").

MONEY MARKET INSTRUMENTS

      The Money Market Trust will be invested in the types of money market instruments described below. Certain of the instruments listed below may also be purchased by the other portfolios in accordance with their investment policies and all portfolios may purchase such instruments to invest otherwise idle cash or for defensive purposes, except that the U.S. Government Securities Trust and the Equity Index Trust may not invest in the instruments described in 2. below.

      1. U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds. U.S. Government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. Government pursuant to authority granted by Congress. U.S. Government agency obligations include, but are not limited to, the Student Loan Marketing Association, Federal Home Loan Banks, Federal Intermediate Credit Banks and the Federal National Mortgage Association. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the United States Treasury. No assurance can be given that the U.S. Government will provide financial support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. The foregoing types of instruments are hereafter collectively referred to as "U.S. Government securities."

      2. CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. Such obligations include, but are not limited to, those issued or guaranteed by the Export Development Corporation, Farm Credit Corporation, Federal Business Development Bank and Canada Post Corporation. In addition, certain Crown agencies which are not by law agents of Her Majesty may issue obligations which by statute the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown agencies which are not by law agents of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown agencies which are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

      Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the Legislature of any such province and approved by the Lieutenant Governor in Council of any such province, where necessary. These securities include treasury bills, notes, bonds and debentures. Provincial Crown agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("provincial Crown agencies") pursuant to authority granted by a provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain provincial Crown agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other provincial Crown agencies which are not by law agents of Her Majesty in right of a particular province of Canada may issue obligations which by statute the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other provincial Crown agencies which are not by law agencies of Her Majesty may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of


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Canada will support the obligations of provincial Crown agencies which are not agents of Her Majesty, which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown agency obligations described above include, but are not limited to, those issued or guaranteed by a provincial railway corporation, a provincial hydroelectric or power commission or authority, a provincial municipal financing corporation or agency and a provincial telephone commission or authority.

      Any Canadian obligation acquired by the Money Market Trust will be payable in U.S. dollars.

      3. CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are for a definite period of time and earn a specified rate of return. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

      Trust portfolios may acquire obligations of foreign banks and foreign branches of U.S. banks. These obligations are not insured by the Federal Deposit Insurance Corporation.

      4. COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. A portfolio will only invest in variable amount master demand notes issued by companies which at the date of investment have an outstanding debt issue rated "Aaa" or "Aa" by Moody's or "AAA" or "AA" by S&P and which the applicable Subadviser has determined present minimal risk of loss to the portfolio. A Subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A master demand note will be valued each day a portfolio's net asset value is determined, which value will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

      5. CORPORATE OBLIGATIONS. Corporate obligations include bonds and notes issued by corporations to finance long-term credit needs.

      6. REPURCHASE AGREEMENTS. Repurchase agreements are arrangements involving the purchase of obligations by a portfolio and the simultaneous agreement to resell the same obligations on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a portfolio to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Such transactions afford an opportunity for a portfolio to earn a return on cash which is only temporarily available. Repurchase agreements entered into by the portfolio will be with banks, brokers or dealers. However, a portfolio will enter into a repurchase agreement with a broker or dealer only if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased by the portfolio decrease below the resale price.

      In selecting sellers with whom the portfolio will enter into repurchase transactions, the Trustees have adopted procedures that establish certain credit worthiness, asset and collateralization requirements and limit the counterparties to repurchase transactions to those financial institutions which are members of the Federal Reserve System and for a primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division or a broker/dealer which meet certain credit worthiness criteria or which report U.S. Government securities positions to the Federal Reserve Board. However, the Trustees reserve the right to change the criteria used to select such financial institutions and broker/dealers. The Trustees will regularly monitor the use of repurchase agreements and the Subadviser will, pursuant to


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procedures adopted by the Trustees, continuously monitor that the collateral held with respect to a repurchase transaction equals or exceeds the amount of the obligations.

      Should an issuer of a repurchase agreement fail to repurchase the underlying obligation, the loss to the portfolio, if any, would be the difference between the repurchase price and the underlying obligation's market value. A portfolio might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings should be commenced with respect to the seller, realization upon the underlying obligation by the Trust might be delayed or limited. Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods.

OTHER INSTRUMENTS

      The following provides a more detailed explanation of some of the other instruments in which certain portfolios may invest.

1. MORTGAGE SECURITIES

      Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a portfolio receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a portfolio reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

      In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a portfolio purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected payments will reduce, yield to maturity.

      Adjustable rate mortgage securities, are similar to the mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in the one-year, three-year and five-year constant maturity Treasury rates, the three-month or six-month Treasury Bill rate, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

      A portfolio will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the mortgage securities in a portfolio would likely decrease. Also, the portfolio's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates. During periods of declining interest rates, income to a portfolio derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

      PRIVATELY-ISSUED MORTGAGE SECURITIES. Privately-issued pass through securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not


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guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements.

      COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate, and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity thereof to changes in prepayment rates on the underlying mortgages, the market prices of and yield on these tranches tend to be highly volatile.

      CMOs purchased may be:

      (1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government;

      (2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. Government securities; or

      (3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. Government.

      STRIPS. In addition to the U.S. Government securities discussed above, certain portfolios may invest in separately traded interest components of securities issued or guaranteed by the United States Treasury. The interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the interest components are individually numbered and separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts independently.

      STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the portfolio invests. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets.

      Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive not only to changes in prevailing interest rates but also the rate of principal payments


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(including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the portfolio's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated AAA by S&P.

      As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in this Prospectus, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, the Trust believes that investing in IOs, in conjunction with the other mortgage securities described herein, will contribute to a portfolio's relatively stable net asset value.

      In addition to the stripped mortgage securities described above, the Strategic Bond, High Yield and Value Trusts may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Trust may also invest in other similar instruments developed in the future that are deemed consistent with the investment objectives, policies and restrictions of the portfolio.

      Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the portfolio.

      INVERSE FLOATERS. The Strategic Bond, High Yield and Value Trusts may invest in inverse floaters which are also derivative mortgage securities. Inverse floaters may be issued by agencies or instrumentalities of the U.S. Government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which the portfolio invests (with the exception of stripped mortgage securities). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters are generally illiquid and to such extent, together with any other illiquid investments, will not exceed 15% of a portfolio's net assets.

      Inverse floaters are structured as a class of security that receives distributions on a pool of mortgage assets and whose yields move in the opposite direction of short-term interest rates and at an accelerated rate. Inverse floaters may be volatile and there is a risk that their market value will vary from their amortized cost.

2. ASSET-BACKED SECURITIES

      The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure. Generally the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. As a result, investment in these securities should result in greater price stability for the portfolio's shares. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. A portfolio will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's or which, in the opinion of the investment subadviser, are of comparable quality.

      As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A portfolio will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not


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generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and to such extent will not be considered illiquid securities for the purposes of the investment restriction under "Investment Restrictions" below.

      TYPES OF CREDIT SUPPORT. Mortgage securities and asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failure by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Trust will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

      The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

      Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

3. ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS

      Zero coupon securities and pay-in-kind bonds involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. The portfolios also may purchase pay-in-kind bonds. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

      Zero coupon securities and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates.

      Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the investment restriction under "Investment Restrictions" below.

      Current Federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for Federal income and excise taxes, a portfolio may be required to distribute income


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accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

4. HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

      The market for high yield U.S. corporate debt securities has undergone significant changes in the past decade. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980's, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns, and it continues to be an attractive market in terms of yield and yield spread over U.S. Treasury securities. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes.

      High yield U.S. corporate debt securities in which the portfolios may invest include bonds, debentures, notes and commercial paper and will generally be unsecured. Most of these debt securities will bear interest at fixed rates. However, the portfolios may also invest in debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

5. HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES

      The Strategic Bond, Investment Quality Bond and High Yield Trusts expect that a significant portion of their emerging market governmental debt obligations will consist of "Brady Bonds." In addition, the Worldwide Growth, International Small Cap, Moderate Asset Allocation and Aggressive Asset Allocation Trusts may also invest in Brady Bonds. Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. The Trusts may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future. In addition to Brady Bonds, the Trusts may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above the current six month LIBOR rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the portfolios will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types


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of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized.
The Trusts may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the portfolios invest are likely to be acquired at a discount.

6. HYBRID INSTRUMENTS

      Hybrid instruments (a type of potentially high-risk derivative) have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

      Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar- denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

      The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion below of futures, options, and forward contracts for a description of certain risks associated with such investments.

      Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument.


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Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset
may not move in the same direction or at the same time.

      Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

      Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the portfolio.

                    HEDGING AND OTHER STRATEGIC TRANSACTIONS

      As described in the Prospectus under "Hedging and Other Strategic Transactions," an individual portfolio may be authorized to use a variety of investment strategies. These strategies will be used for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the portfolio (such investment strategies and transactions are referred to herein as "Hedging and Other Strategic Transactions"). The description in the Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolio.

      A detailed discussion of Hedging and Other Strategic Transactions follows below. No portfolio which is authorized to use any of these investment strategies will be obligated, however, to pursue any of such strategies and no portfolio makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a portfolio's ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended, applicable rules and regulations of the CFTC thereunder and the Federal income tax considerations.

GENERAL CHARACTERISTICS OF OPTIONS

      Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging and Other Strategic Transactions involving options require segregation of portfolio assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

      A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. A portfolio's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the portfolio the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A portfolio's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a


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fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

      OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

      A portfolio's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

      The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

      Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and individually referred to as a "Counterparty") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

      Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the staff of the Commission, OTC options purchased by a portfolio and the amount of the portfolio's obligation pursuant to an OTC option sold by the portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

      If a portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the portfolio or will increase the portfolio's income. Similarly, the sale of put options can also provide portfolio gains.

      If and to the extent authorized to do so, a portfolio may purchase and sell call options on securities and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a portfolio must be "covered" (that is, the portfolio must own the securities


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

or futures contract subject to the call) or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a portfolio will receive the option premium to help protect it against loss, a call sold by the portfolio will expose the portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the portfolio to hold a security or instrument that it might otherwise have sold.

      Each portfolio reserves the right to invest in options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the portfolio's investment objective and the restrictions set forth herein.

      If and to the extent authorized to do so, a portfolio may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A portfolio will not sell put options if, as a result, more than 50% of the portfolio's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts. In selling put options, a portfolio faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

      If and to the extent authorized to do so, a portfolio may trade financial futures contracts (including stock index futures contracts which are described below) or purchase or sell put and call options on those contracts as a hedge against anticipated interest rate, currency or market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

      A portfolio's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains. Maintaining a futures contract or selling an option on a futures contract will typically require a portfolio to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a portfolio. If a portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

      No portfolio will enter into a futures contract or option thereon if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the current fair market value of the portfolio's total assets; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by a portfolio (adjusted for the historical volatility relationship between such portfolio and the contracts) will not exceed the total market value of the portfolio's securities. The segregation requirements with respect to futures contracts and options thereon are described below under "Use of Segregated and Other Special Accounts."


      STOCK INDEX FUTURES. A stock index futures contract (an "Index Future") is a contract to buy an integral number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.


      In connection with a portfolio's investment in common stocks, a portfolio may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase. A portfolio may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to


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maintain the standards of diversity and liquidity set for the portfolio's pending investment in such stocks when they do become available. Through the use of Index Futures, a portfolio may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs which may be associated with investment in multiple issuers. This may permit a portfolio to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) which may result from increases or decreases in positions already held by a portfolio. A portfolio may also invest in Index Futures in order to hedge its equity positions.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

      If and to the extent authorized to do so, a portfolio may purchase and sell call and put options on securities indices and other financial indices. In so doing, the portfolio can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, options on indices settle by cash settlement; that is, an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

      If and to the extent authorized to do so, a portfolio may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under "Swaps, Caps, Floors and Collars." A portfolio may enter into currency transactions only with Counterparties that are deemed creditworthy by the subadviser.

      A portfolio's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and other non-speculative purposes, including transaction hedging and position hedging. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a portfolio, which will generally arise in connection with the purchase or sale of the portfolio's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the portfolio that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

      A portfolio may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the portfolio has or in which the portfolio expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a portfolio's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a portfolio's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the portfolio's securities denominated in linked currencies.


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      Currency transactions are subject to risks different from other portfolio transactions, as discussed below under "Risk Factors." If a portfolio enters into a currency hedging transaction, the portfolio will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

      If and to the extent authorized to do so, a portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Hedging and Other Strategic Transaction, as part of a single or combined strategy when, in the judgment of the subadviser, it is in the best interests of the portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a portfolio based on the subadviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS

      Among the Hedging and Other Strategic Transactions into which a portfolio may be authorized to enter are interest rate, currency and index swaps, the purchase or sale of related caps, floors and collars and other derivatives. A portfolio will enter into these transactions primarily to seek to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A portfolio will use these transactions for non-speculative purposes and will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the portfolio may be obligated to pay. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments of interest on a notional principal amount from the party selling the interest rate floor to the extent that a specified index falls below a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specific index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

      A portfolio will usually enter into interest rate swaps on a net basis, that is, two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, collars and other similar derivatives are entered into for good faith hedging or other non-speculative purposes, they do not constitute senior securities under the Investment Company Act of 1940, as amended, (the "1940 Act") and, thus, will not be treated as being subject to the portfolio's borrowing restrictions. A portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless the Counterparty is deemed creditworthy by the subadviser. If a Counterparty defaults, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

      The liquidity of swap agreements will be determined by a Subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in securities that are not readily marketable.


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

      Each portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the portfolio's accrued obligations under the swap agreement over the accrued amount the portfolio is entitled to receive under the agreement. If a portfolio enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the portfolio's accrued obligations under the agreement. See also, "Use of Segregated and Other Special Accounts."

EURODOLLAR INSTRUMENTS

      If and to the extent authorized to do so, a portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK FACTORS

      Hedging and Other Strategic Transactions have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the subadviser's view as to certain market movements is incorrect, the risk that the use of the Hedging and Other Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options could result in losses to a portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a portfolio to hold a security it might otherwise sell.

      The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a portfolio could create the possibility that losses on the hedging instrument are greater than gains in the value of the portfolio's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a portfolio might not be able to close out a transaction without incurring substantial losses. Although a portfolio's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to a portfolio that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium.

      Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a portfolio is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

      Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a portfolio's net asset value, and possibly income, and the losses can be greater than if Hedging and Other Strategic Transactions had not been used.


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RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

      When conducted outside the United States, Hedging and Other Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. Hedging and Other Strategic Transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

      Use of many Hedging and Other Strategic Transactions by a portfolio will require, among other things, that the portfolio segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated sub-custodian, to the extent the portfolio's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade debt obligations at least equal to the current amount of the obligation must be segregated with the custodian or sub-custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a portfolio, for example, will require the portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a portfolio on an index will require the portfolio to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a portfolio will require the portfolio to segregate liquid high grade debt obligations equal to the exercise price. Except when a portfolio enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the portfolio to buy or sell a foreign currency will generally require the portfolio to hold an amount of that currency or liquid securities denominated in that currency equal to a portfolio's obligations or to segregate liquid high grade debt obligations equal to the amount of the portfolio's obligations.

      OTC options entered into by a portfolio, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although a portfolio will not be required to do so. As a result, when a portfolio sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a portfolio other than those described above generally settle with physical delivery, and the portfolio will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

      In the case of a futures contract or an option on a futures contract, a portfolio must deposit initial margin and, in some instances, daily variation margin in addition to segregating assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. These assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. A portfolio will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of cash or liquid high grade debt obligations having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a portfolio's net obligation, if any.

      Hedging and Other Strategic Transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging and Other Strategic Transactions. A portfolio could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the portfolio. Moreover, instead of segregating assets if it holds a futures contracts or forward contract, a portfolio could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging and Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

      No portfolio will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (e.g., the Beta volatility factor). For purposes of the limitation stated in the immediately preceding sentence, to the extent the portfolio has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the portfolio will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

      The degree to which a portfolio may utilize Hedging and Other Strategic Transactions may also be affected by certain provisions of the Code.

                             INVESTMENT RESTRICTIONS

      There are two classes of investment restrictions to which the Trust is subject in implementing the investment policies of the portfolios: fundamental and nonfundamental. Nonfundamental restrictions are subject to change by the Trustees of the Trust without shareholder approval. Fundamental restrictions may only be changed by a vote of the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

      With respect to the submission of a change in an investment restriction to the holders of the Trust's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular portfolio if a majority of the outstanding voting securities of the portfolio vote for the approval of the matter, notwithstanding (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by the matter, and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the Trust.

      All of the restrictions through restriction (8) are fundamental. Restrictions (9) through (15) are nonfundamental.

FUNDAMENTAL

      The Trust may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued or delayed delivery basis and engaging in Hedging and Other Strategic Transactions will not be deemed to constitute the issuance of a senior security.) In addition, unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(1) Invest more than 25% of the value of its total assets in securities of issuers having their principal activities in any particular industry, excluding United States Government securities and obligations of domestic branches of U.S. banks and savings and loan associations, except that this restriction shall not apply to the Real Estate Securities Trust and the Lifestyle Trusts. (The Trust has determined to forego the exclusion from the above policy of obligations of domestic branches of U.S. savings and loan associations and to limit the exclusion of obligations of domestic branches of U.S. banks to the Money Market Trust.) For purposes of this restriction, neither finance companies as a group nor utility companies as a group are considered to be a single industry. Such companies will be grouped instead according to their services; for example, gas, electric and telephone utilities will each be considered a separate industry. Also for purposes of this restriction, foreign government issuers and supranational issuers are not considered members of any industry.

(2) Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the portfolio's total assets to be invested in the securities of any one issuer (excluding United States Government securities) or cause more than 10% of the voting securities of the issuer to be held by the portfolio, except that up to 25% of the value of each portfolio's total assets may be invested without regard to these restrictions. The Global Government Bond Trust, the Emerging Growth Trust and the Lifestyle Trusts are not subject to these restrictions.

(3) Borrow money, except that each portfolio may borrow (i) for temporary or emergency purposes (not for leveraging) up to 33 1/3% of the value of the portfolio's total assets (including amounts borrowed) less liabilities (other than borrowings) and (ii) in connection with reverse repurchase agreements, mortgage dollar rolls and other similar transactions.

(4) Underwrite securities of other issuers except insofar as the Trust may be considered an underwriter under the Securities Act of 1933 in selling portfolio securities.

(5) Purchase or sell real estate, except that each portfolio may invest in securities issued by companies which invest in real estate or interests therein and each of the portfolios other than the Money Market Trust may invest in mortgages and mortgage backed securities.

(6) Purchase or sell commodities or commodity contracts except that each portfolio other than the Money Market Trust may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and each portfolio other than the Money Market Trust and U.S. Government Securities Trust may purchase and sell futures contracts on foreign currencies and options on such futures contracts.

(7) Lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve the lending of money.

(8) Lend securities in excess of 33 1/3% of the value of its total assets. For purposes of this restriction, collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities.

NONFUNDAMENTAL

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities or other investments.

(10) Sell securities short or purchase securities on margin except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve the use of margin.

(11) Write or purchase options on securities, financial indices or currencies except to the extent a portfolio is specifically authorized to engage in Hedging and Other Strategic Transactions.

(12)  Purchase securities for the purpose of exercising control or management.

(13)  Purchase securities of other investment companies (A) in reliance on
      Section 12(d)(1)(G) of the 1940 Act, or (B) if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with a merger, consolidation or reorganization or in connection with the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust.* For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and
      (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

(14) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by the portfolio except in an amount of not more than 10% (33 1/3% in the case of the Small Company Value, Blue Chip Growth, Equity-Income, International Stock and Science & Technology Trusts, 15% in the case of the International Small Cap, Growth, Balanced and Worldwide Growth Trusts and 50% in the case of the Value Trust) of the value of the portfolio's total assets and then only to secure borrowings permitted by restrictions (3) and (10). For purposes of this restriction, collateral arrangements with respect to Hedging and Other Strategic Transactions will not be deemed to involve a pledge of assets.

(15) Purchase securities of foreign issuers, except that (A) the Aggressive Asset Allocation Trust may invest up to 35% of its assets in such securities; (B) the Growth, Balanced and Science & Technology Trusts may each invest up to 30% of its assets in such securities, (C) the Equity-Income and Moderate Asset Allocation Trusts may each invest up to 25% of its assets in such securities; (D) the Pilgrim Baxter Growth and Conservative Asset Allocation Trusts each may invest up to 15% of its assets in such securities; (E) the Value Trust may invest up to 5% of its assets in foreign securities; (F) each other portfolio other than the U.S. Government Securities and Equity Index Trusts may invest up to 20% of its total assets in such securities (in the case of the Small/Mid Cap, Growth, Balanced and Value Trusts, ADRs and U.S. dollar-denominated securities are not included in the applicable percentage limit); and (G) the foregoing restriction shall not apply to the Small Company Value, International Small Cap, Worldwide Growth, Global Equity, Pacific Rim Emerging Markets, International Stock, High Yield, Global Government Bond, International Growth and Income, Strategic Bond, Capital Growth Bond, Real Estate Securities and Quantitative Equity Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Trust. The Navigator Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Trust, State Street received from the Securities and Exchange Commission exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of
Section 17 of the 1940 Act.

      In addition to the above policies, the Money Market Trust is subject to certain restrictions required by Rule 2a-7 under the 1940 Act. In order to comply with such restrictions, the Money Market Trust will, inter alia, not purchase the securities of any issuer if it would cause (i) more than 5% of its total assets to be invested in the securities of any one issuer (excluding U.S. Government securities and repurchase agreements fully collateralized by U.S. Government securities), except as permitted by Rule 2a-7 for certain securities for a period of up to three business days after purchase, (ii) more than 5% of its total assets to be invested in "second tier securities," as defined by Rule, or (iii) more than the greater of $1 million or 1% of its total assets to be invested in the second tier securities of that issuer.

      If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a portfolio's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction, except in the case of the Money Market Trust where the percentage limitation of restriction (9) must be met at all times.

                               PORTFOLIO TURNOVER

      The annual rate of portfolio turnover will normally differ for each portfolio and may vary from year to year. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. No portfolio turnover rate can be calculated for the Money Market Trust due to the short maturities of the instruments purchased. The portfolio turnover rate may vary from year to year, as well as within a year. The portfolio turnover rates for the portfolios of the Trust for the years ended December 31, 1997 and 1996 were as follows:


                                        1997     1996
-------------------------------------------------------
Pacific Rim Emerging Markets Trust        63%      48%
Science & Technology Trust               121%     N/A
International Small Cap Trust             74%      50%*
Emerging Growth Trust                    120%     N/A
Pilgrim Baxter Growth Trust               63%     N/A
Small/Mid Cap Trust                      151%      67%*
International Stock Trust                 43%     N/A
Worldwide Growth Trust                    84%     N/A
Global Equity Trust                       33%     169%
Small Company Value Trust                 81%*    N/A
Equity Trust                             224%     223%
Growth Trust                             179%     215%*
Quantitative Equity Trust                114%     105%
Equity Index Trust                         7%      27%*
Blue Chip Growth Trust                    37%     159%
Real Estate Securities Trust             148%     231%
Value Trust                               43%     N/A
International Growth and Income Trust    166%     148%
Growth and Income Trust                   34%      49%
Equity-Income Trust                       25%     158%
Balanced Trust                           219%     N/A
Aggressive Asset Allocation Trust         91%      75%
High Yield Trust                          75%     N/A
Moderate Asset Allocation Trust           78%      78%
Conservative Asset Allocation Trust       86%      73%
Strategic Bond Trust                     131%     165%
Global Government Bond Trust             160%     167%
Capital Growth Bond Trust                 73%      58%
Investment Quality Bond Trust             47%      68%
U.S. Government Securities Trust         110%     178%
Money Market Trust                       N/A      N/A
Lifestyle Aggressive 1000 Trust           67%     N/A
Lifestyle Growth 820 Trust                51%     N/A
Lifestyle Balanced 640 Trust              44%     N/A
Lifestyle Moderate 460 Trust              39%     N/A
Lifestyle Conservative 260 Trust          38%     N/A


*Annualized

      Prior rates of portfolio turnover do not provide an accurate guide as to what the rate will be in any future year, and prior rates are not a limiting factor when it is deemed appropriate to purchase or sell securities for a portfolio. Each portfolio of the Trust intends to comply with the various requirements of the Code so as to qualify as a "regulated investment company" thereunder.

                             MANAGEMENT OF THE TRUST

      The Trustees and officers of the Trust, together with information as to their principal occupations during the past five years, are listed below:

================================================================================
                          POSITION WITH      PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE      THE TRUST        DURING PAST FIVE YEARS
--------------------------------------------------------------------------------
Don B. Allen               Trustee       Senior Lecturer, William E.
136 Knickerbocker Road                   Simon Graduate School of
Pittsford, NY  14534                     Business Administration,
Age: 68                                  University of Rochester
--------------------------------------------------------------------------------

John D. DesPrez III        President     Senior Vice President,
73 Tremont Street                        Annuities, Manulife Financial,
Boston, MA  02108                        September 1996 to date;
Age: 41                                  President and Director,
                                         Manulife North America,
                                         September 1996 to date;
                                         President, North American
                                         Funds, March 1993 to September
                                         1996; Vice President and
                                         General Counsel, Manulife
                                         North America, 1991 to 1994

--------------------------------------------------------------------------------
Charles L. Bardelis        Trustee       President and Executive
297 Dillingham Ave.                      Officer, Island Commuter Corp.
Falmouth, MA  02540                      (Marine Transport)
Age: 56
--------------------------------------------------------------------------------
Samuel Hoar                Trustee       Senior Mediator, Judicial
73 Tremont Street                        Arbitration Mediation Services
Boston, MA  02108                        "JAMS/Endispute," June 1994 to
Age: 70                                  date; Partner, Goodwin,
                                         Proctor and Hoar, prior to
                                         June 1994
--------------------------------------------------------------------------------

John D. Richardson*        Chairman of   Executive Vice President and
200 Bloor Street East      Trustees      General Manager, U.S.
Toronto, Ontario, Canada                 Operations, Manulife
M4W 1E5                                  Financial, January 1995 to
Age: 60                                  date; Senior Vice President
                                         and General Manager, Canadian
                                         Operations, Manulife
                                         Financial, June 1992 to
                                         January 1995

--------------------------------------------------------------------------------
F. David Rolwing           Trustee       Chairman, President and CEO,
17810 Meeting House Road                 Montgomery Mutual Insurance
Sandy Spring, MD  20860                  Company, 1991 to date
Age: 63
--------------------------------------------------------------------------------
Robert J. Myers            Trustee       Consulting Actuary
9610 Wire Avenue                         (self-employed), April 1983 to
Silver Springs, MD  20921                date; Member, Prospective
Age: 85                                  Payment Assessment Commission,
                                         June 1993 to date
--------------------------------------------------------------------------------

================================================================================
                         POSITION WITH       PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE     THE TRUST         DURING PAST FIVE YEARS
--------------------------------------------------------------------------------

John G. Vrysen            Vice President Vice President, Chief
73 Tremont Street                        Financial Officer, U.S.
Boston, MA  02108                        Operations,Manulife
Age: 42                                  Financial, January 1996 to
                                         date; Vice President and
                                         Actuary, Manulife North
                                         America, January 1986 to date
--------------------------------------------------------------------------------
James D. Gallagher        Secretary      Vice President, Legal
73 Tremont Street                        Services, Manulife Financial,
Boston, MA  02108                        January 1996 to date; Vice
Age: 43                                  President, Secretary and
                                         General Counsel, Manulife
                                         North America, June 1994 to
                                         date; Vice President and
                                         Associate General Counsel, The
                                         Prudential Insurance Company
                                         of America, 1990 to 1994
--------------------------------------------------------------------------------
Richard C. Hirtle         Vice President Vice President, Strategic Development,
73 Tremont Street         and Treasurer  Annuities, Manulife Financial, December
Boston, MA 02108                         1997 to date; Vice President, Strategic
Age: 42                                  Development, Manulife North America,
                                         December 1997 to date, Vice President,
                                         Chief Financial Officer, Annuities,
                                         Manulife Financial, January 1996 to
                                         December 1997; Vice President,
                                         Treasurer and Chief Financial
                                         Officer, Manulife North
                                         America, November 1988 to
                                         December 1997
================================================================================


*Trustee who is an "interested person," as defined in the 1940 Act.

COMPENSATION OF TRUSTEES

      The Trust does not pay any remuneration to its Trustees who are officers or employees of the Adviser or its affiliates. Trustees not so affiliated receive an annual retainer of $30,000, a fee of $7,500 for each meeting of the Trustees that they attend in person and a fee of $200 for each such meeting conducted by telephone. Trustees are reimbursed for travel and other out-of-pocket expenses. The officers listed above are furnished to the Trust pursuant to the Advisory Agreement described below and receive no compensation from the Trust. These officers spend only a portion of their time on the affairs of the Trust.


===========================================================================================
NAMES OF PERSON, POSITION  AGGREGATE COMPENSATION FROM      TOTAL COMPENSATION FROM TRUST
                           TRUST FOR PRIOR FISCAL YEAR*     COMPLEX FOR PRIOR FISCAL YEAR*#
-------------------------------------------------------------------------------------------
Don B. Allen, Trustee              $57,500                            $62,000
-------------------------------------------------------------------------------------------
Charles L. Bardelis, Trustee        57,500                             62,000
-------------------------------------------------------------------------------------------
Samuel Hoar, Trustee                57,500                             62,000
-------------------------------------------------------------------------------------------
Robert J. Myers, Trustee            57,500                             62,000
-------------------------------------------------------------------------------------------
John D. Richardson, Trustee             --                                 --
-------------------------------------------------------------------------------------------
F. David Rolwing, Trustee           57,500                             62,000
===========================================================================================

*Compensation received for services as Trustee.

#Trust Complex includes all portfolios of the Trust as well as all portfolios of North American Funds (from January 1, 1997 to September 30, 1997) of which the predecessor to Manufacturers Securities Services, LLC was the investment adviser.

                       INVESTMENT MANAGEMENT ARRANGEMENTS

      The following information supplements the material appearing in the Prospectus under the caption "Management of the Trust." Copies of the Advisory and Subadvisory Agreements discussed below have been filed with and are available from the Securities and Exchange Commission.

      The Trust, formerly a Maryland corporation known as "NASL Series Fund, Inc." (the "Fund"), was reorganized as a Massachusetts business trust effective December 31, 1988. Pursuant to such reorganization, the Trust assumed all the assets and liabilities of the Fund and carried on its business and operations with the same investment management arrangements as were in effect for the Fund at the time of the reorganization. The assets and liabilities of each of the Fund's separate portfolios were assumed by the corresponding portfolios of the Trust. Effective December 31, 1996, Manulife Series Fund, Inc., a registered management investment company with nine portfolios, was merged into the Trust. The net assets of four of the portfolios of Manulife Series Fund, Inc. were transferred to comparable portfolios of the Trust, and the remaining five portfolios -- the Pacific Rim Emerging Markets, Real Estate Securities, Common Stock, Capital Growth and Equity Index Portfolios -- were transferred to the Trust and reconstituted as new portfolios of the Trust.

      Manufacturers Securities Services, LLC ("MSS" or the "Adviser"), the successor to NASL Financial Services, Inc., is a Delaware limited liability corporation whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. MSS is registered as an investment adviser under the Investment Advisers Act of 1940 and as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. (the "NASD"). In addition, MSS serves as principal underwriter of certain contracts issued by The Manufacturers Life Insurance Company of North America ("Manulife North America") and The Manufacturers Life Insurance Company of New York.


      The Advisory Agreement and each Subadvisory Agreement (except those described below) were approved by the Trustees on September 28, 1995 and by the shareholders of the portfolios on December 5, 1995. These approvals occurred in connection with the change of control of MSS as a result of the merger of North American Life Assurance Company, the ultimate controlling parent of MSS, with The Manufacturers Life Insurance Company ("Manulife Financial") on January 1, 1996.


      On December 15, 1995, the Trustees appointed Fred Alger Management, Inc. ("Alger") pursuant to a new Subadvisory Agreement with Alger ("Alger Subadvisory Agreement") to manage the Small/Mid Cap Trust. The Alger Subadvisory Agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small/Mid Cap Trust, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements. The Alger Subadvisory Agreement and the related amendment to the Advisory Agreement have been approved by the sole shareholder of the Small/Mid Cap Trust.

      Effective October 1, 1996, Oechsle International Advisors, L.P. ("Oechsle International"), Wellington Management Company, LLP, Goldman Sachs Asset Management and Roger Engemann Management Co., Inc., the Subadvisers of the Global Equity, Money Market, Equity-Income and Blue Chip Growth Trusts, respectively, resigned their positions as Subadvisers of those portfolios. On September 27, 1996, the Trustees (i) appointed Morgan Stanley Asset Management Inc. ("Morgan Stanley") pursuant to a new Subadvisory Agreement with Morgan Stanley ("Morgan Stanley Subadvisory Agreement") to manage the Global Equity Trust, (ii) appointed T. Rowe Price Associates, Inc. ("T. Rowe Price") pursuant to a new Subadvisory Agreement with T. Rowe Price ("T. Rowe Price Subadvisory Agreement") to manage the Blue Chip Growth and Equity-Income Trusts, and (iii) appointed Manufacturers Adviser Corporation ("MAC") pursuant to a new Subadvisory Agreement with MAC ("MAC Subadvisory Agreement") to manage the Money Market Trust. All such Subadvisory Agreements were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996 (with an effective date of October 1, 1996) and by the shareholders of the respective portfolios on December 20, 1996.

      Also on September 27, 1996, the Trustees (i) appointed Miller Anderson & Sherrerd, LLP ("MAS") pursuant to a new Subadvisory Agreement with MAS ("MAS Subadvisory Agreement") to manage the Value and High Yield Trusts, (ii) appointed Warburg Pincus Asset Management, Inc. ("Warburg") pursuant to an agreement with Warburg ("Warburg Subadvisory Agreement") to manage the Emerging Growth Trust, (iii) appointed T. Rowe Price pursuant to the T. Rowe Price Subadvisory Agreement to also manage the Science & Technology Trust, (iv) appointed Rowe Price-Fleming International, Inc. ("Price-Fleming") pursuant to a new Subadvisory Agreement with Price Fleming ("Price-Fleming Subadvisory Agreement") to manage the International Stock Trust, (v) appointed Pilgrim Baxter & Associates, Ltd. ("PBA") to manage the Pilgrim Baxter Growth Trust pursuant to an agreement with PBA ("PBA Subadvisory Agreement"), (vi) appointed MAC pursuant to the MAC Subadvisory Agreement to also manage the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts and (vii) appointed the Adviser to manage the Lifestyle Trusts pursuant to an amendment to the Advisory Agreement. Such Subadvisory Agreements or amended Subadvisory Agreement and amendments to the Advisory Agreement, to provide for the management of the newly-established portfolios, were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on September 27, 1996.

      On December 13, 1996, the Trustees appointed MAC pursuant to the amended MAC Subadvisory Agreement to also manage each of the Lifestyle Trusts. The amended MAC Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 13, 1996. The amended MAC Subadvisory Agreement was approved by the sole shareholder of each of the Lifestyle Trusts.

      On September 26, 1997, the Trustees appointed Rosenberg Institutional Equity Management ("Rosenberg") to manage the Small Company Value Trust pursuant to an agreement with Rosenberg. This subadvisory agreement and an amendment to the Advisory Agreement, both to provide for the management of the Small Company Value Trust were approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on September 26, 1997.


      On November 17, 1997, the Trustees appointed Salomon Brothers Asset Management Inc ("SBAM") pursuant to a new subadvisory agreement with SBAM ("SBAM Subadvisory Agreement") to manage the U.S. Government Securities and Strategic Bond Trusts. In addition, on that date the Trustees approved a new subadvisory consulting agreement with Salomon Brothers Asset Management Limited ("SBAM Limited") ("Subadvisory Consulting Agreement") to provide certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. The SBAM Subadvisory Agreement and Subadvisory Consulting Agreement were approved by the Trustees, including a majority of the Trustees who are not parties to the agreements or interested persons of any party to such agreements, on November 17, 1997. SBAM had previously managed the U.S. Government Securities and Strategic Bond Trusts pursuant to a Subadvisory Agreement dated January 1, 1996. SBAM Limited had previously provided certain advisory services to SBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust pursuant to a Subadvisory Consulting Agreement dated January 1, 1996.

      On December 11, 1997, the Trustees appointed Founders Asset Management LLC ("Founders") pursuant to a new Subadvisory Agreement with Founders ("Founders Subadvisory Agreement") to manage the International Small Cap, Growth, Worldwide Growth and Balanced Trusts. The Founders Subadvisory Agreement was approved by the Trustees, including a majority of the Trustees who are not parties to the agreement or interested persons of any party to such agreement, on December 11, 1997. The predecessor to Founders, Founder Asset Management, Inc., previously managed these Trusts pursuant to a Subadvisory Agreement dated January 4, 1996, as amended June 20, 1996 and December 31, 1996.


THE ADVISORY AGREEMENT

      Under the terms of the Advisory Agreement, the Adviser administers the business and affairs of the Trust. The Adviser is responsible for performing or paying for various administrative services for the Trust, including providing at the Adviser's expense (i) office space and all necessary office facilities and equipment, (ii) necessary executive and other personnel for managing the affairs of the Trust and for performing certain clerical, accounting and other office functions, and (iii) all other information and services, other than services of counsel, independent accountants or investment subadvisory services provided by any subadviser under a subadvisory agreement, required in connection with the preparation of all tax returns and documents required to comply with the Federal securities laws. The Adviser pays the cost of any advertising or sales literature relating solely to the Trust, the cost of printing and mailing Prospectuses to persons other than current holders of Trust shares or of variable contracts funded by Trust shares and the compensation of the Trust's officers and Trustees that are officers, directors or employees of the Adviser or its affiliates. In addition, advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds an annual rate of .75% in the case of the International Small Cap, Global Equity, Global Government Bond, Worldwide Growth, International Growth and Income, International Stock and Pacific Rim Emerging Markets Trusts,
 .50% in the case of all other portfolios except for the Equity Index Trust, or .15% in the case of the Equity Index Trust of the average annual net assets of such portfolio. The expense limitation will continue in effect from year to year unless otherwise terminated at any year end by the Adviser on 30 days' notice to the Trust. In addition, in the case of the Lifestyle Trusts, the Adviser has voluntarily agreed to pay the expenses of the Lifestyle Trusts (other than the expenses of the Underlying Trusts). This voluntary expense reimbursement may be terminated at any time.


      In addition to providing the services and expense limitation described above, the Adviser selects, contracts with and compensates subadvisers to manage the investment and reinvestment of the assets of the Trust portfolios, except for the Lifestyle Trusts. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of each portfolio and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees of the Trust.

      As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of such portfolio. The fee, which is accrued daily and payable monthly, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of its net assets at the close of business on the previous business day of the Trust. The management fees each portfolio currently is obligated to pay the Adviser is as set forth in the Prospectus. No management fees are currently payable by the Lifestyle Trusts.


      For the years ended December 31, 1997, 1996 and 1995 the aggregate investment advisory fee paid by the Trust under the fee schedule then in effect, absent the expense limitation provision, was $70,977,648, $46,515,018 and $33,808,255 allocated among the portfolios as follows:

PORTFOLIO                                       1997           1996              1995
----------------------------------------------------------------------------------------
Pacific Rim Emerging Markets Trust ..    $   229,135            N/A              N/A
Science & Technology Trust ..........        369,324            N/A              N/A
International Small Cap Trust .......      1,347,708     $  492,152(1)           N/A
Emerging Growth Trust ...............      2,331,739            N/A              N/A
Pilgrim Baxter Growth Trust .........        502,149            N/A              N/A
Small/Mid Cap Trust .................      2,145,327        756,997(1)           N/A
International Stock Trust ...........        860,656            N/A              N/A
Worldwide Growth Trust ..............        124,952            N/A              N/A
Global Equity Trust .................      7,256,254      6,234,116      $ 5,513,312
Small Company Value Trust ...........        134,688(2)         N/A              N/A
Equity Trust ........................     10,703,211      8,774,975        5,643,363
Growth Trust ........................        935,029        119,620(3)           N/A
Quantitative Equity Trust ...........        913,996            N/A              N/A
Equity Index Trust ..................         42,212            N/A              N/A
Blue Chip Growth Trust ..............      5,156,008      3,317,165        2,115,434
Real Estate Securities Trust ........        831,191            N/A              N/A
Value Trust .........................        523,446            N/A              N/A
International Growth and Income Trust      1,965,899      1,327,151          450,200(4)
Growth and Income Trust .............     10,037,637      6,298,799        3,922,671
Equity-Income Trust .................      6,141,959      3,939,929        2,459,247
Balanced Trust ......................      1,261,070            N/A              N/A
Aggressive Asset Allocation Trust ...      1,766,662      1,656,217        1,463,421

PORTFOLIO                                    1997          1996          1995
================================================================================
High Yield Trust ..................       314,373           N/A           N/A
Moderate Asset Allocation Trust ...     4,584,121     4,764,110     4,667,061
Conservative Asset Allocation Trust     1,521,047     1,643,494     1,639,903
Strategic Bond Trust ..............     2,240,478     1,298,996       767,448
Global Government Bond Trust ......     1,837,451     1,934,856     1,757,909
Capital Growth Bond Trust .........       315,701           N/A           N/A
Investment Quality Bond Trust .....    $1,047,782    $  965,766    $  798,045
U.S. Government Securities Trust ..     1,401,568     1,401,130     1,291,668
Money Market Trust ................     2,134,875     1,589,545     1,318,573
Lifestyle Aggressive 1000 Trust ...           N/A           N/A           N/A
Lifestyle Growth 820 Trust ........           N/A           N/A           N/A
Lifestyle Balanced 640 Trust ......           N/A           N/A           N/A
Lifestyle Moderate 460 Trust ......           N/A           N/A           N/A
Lifestyle Conservative 280 Trust ..           N/A           N/A           N/A

(1) For the period March 4, 1996 (commencement of operations) to December 31, 1996.
(2) For the period October 1, 1997 (commencement of operations) to December
31, 1997.
(3) For the period July 15, 1996 (commencement of operations) to December 31, 1996.
(4) For the period January 9, 1995 (commencement of operations) to December 31, 1995.

      For the years ended December 31, 1996 and 1995, the aggregate investment advisory fee paid by the portfolios below to MAC under the fee schedule then in effect was as follows:

PORTFOLIO                             1996              1995
--------------------------------------------------------------
Pacific Rim Emerging Markets Trust   $161,272         $  95,770
Quantitative Equity Trust.....        380,315           232,477
Equity Index Trust............         11,227             N/A
Real Estate Securities Trust..        292,384           232,449
Capital Growth Bond Trust.....        215,033           198,316

Prior to January 1, 1997, the predecessor to the Trust, Manulife Series Fund, Inc., had a direct investment advisory arrangement with MAC on behalf of the Pacific Rim Emerging Markets, Quantitative Equity, Equity Index, Real Estate Securities and Capital Growth Bond Portfolios. As of that date, the existing investment advisory agreement was replaced by a subadvisory arrangement between MAC and MSS whereby MAC serves as subadviser to the Portfolios.


THE SUBADVISORY AGREEMENTS

      Under the terms of each of the current subadvisory agreements, including the SBAM Limited Consulting Agreement (collectively "Subadvisory Agreements"), the Subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of the Trust's Trustees. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the Prospectus. Each Subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs. Each Subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

      As compensation for their services, the Subadvisers receive fees from the Adviser computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fees are calculated on the basis of the average of all valuations of net assets of each portfolio made at the close of business on each business day of the Trust during the period for which such fees are paid. Once the average net assets of a portfolio exceed specified amounts, the fee is reduced with respect to such excess. The schedule of the management fees the Adviser currently is obligated to pay the Subadvisers out of the advisory fee it receives from each portfolio is as set forth in the Prospectus.

      The Prospectus refers to a subadvisory consulting agreement between SBAM and SBAM Limited which is subject to certain conditions as set forth in the Prospectus. Under that agreement SBAM Limited provides certain investment advisory services to SBAM relating to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a portion of its subadvisory fee, such amount being an amount equal to the fee payable under SBAM's subadvisory agreement multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Trust that SBAM Limited has been delegated to manage divided by the current value of the net assets of the portfolio. The Trust will not incur any expenses in connection with SBAM Limited's services. SBAM Limited is a wholly owned subsidiary of Salomon Brothers Europe Limited ("SBEL"). Salomon (International) Finance A G ("SIF") owns 100% of SBEL's Convertible Redeemable Preference Shares and 36.8% of SBEL's Ordinary Shares, while the remaining 63.2% of SBEL's Ordinary Shares are owned by Salomon Brothers Holding Company Inc. ("SBH"). SIF is wholly owned by SBH, which is in turn, a wholly owned subsidiary of Salomon Inc.

      For the years ended December 31, 1997, 1996 and 1995, the Adviser paid aggregate subadvisory fees of $26,369,969, $15,882,911 and $12,007,940, respectively, allocated among the portfolios as follows:


PORTFOLIO                                   1997          1996          1995
----------------------------------------------------------------------------
Pacific Rim Emerging Markets Trust    $  107,828           N/A           N/A
Science & Technology Trust .......       201,450           N/A           N/A
International Small Cap Trust ....       760,136    $  284,403(1)        N/A
Emerging Growth Trust ............     1,221,387           N/A           N/A
Pilgrim Baxter Growth Trust ......       286,942           N/A           N/A
Small/Mid Cap Trust ..............     1,078,894       385,464(1)        N/A
International Stock Trust ........       487,128           N/A           N/A
Worldwide Growth Trust ...........        74,971           N/A           N/A
Global Equity Trust ..............     3,045,314     2,677,373    $2,415,918
Small Company Value Trust ........        76,634(2)        N/A           N/A
Equity Trust .....................     3,354,190     2,256,365     1,628,673
Growth Trust .....................       495,015        63,328(3)        N/A
Quantitative Equity Trust ........       318,784           N/A           N/A
Equity-Index Trust ...............        16,885           N/A           N/A
Blue Chip Growth Trust ...........     2,298,963     1,452,025       978,146
Real Estate Securities Trust .....       292,169           N/A           N/A
Value Trust ......................       233,286           N/A           N/A
International Growth and Income
Trust ............................       951,446       653,719       232,320(4)
Growth and Income Trust ..........     2,507,394     1,761,319     1,267,236
Equity-Income Trust ..............     1,785,490     1,235,667       864,812
Balanced Trust ...................       537,310           N/A           N/A
Aggressive Asset Allocation Trust        831,665       622 181       560,019
High Yield Trust .................       138,181           N/A           N/A
Moderate Asset Allocation Trust ..     1,722,433     1,454,194     1,433,417
Conservative Asset Allocation
Trust ............................       631,791       618,391       616,971
Strategic Bond Trust .............       847,735 +     527,906 ++    322,077+++
Global Government Bond Trust .....       801,544       845,379       771,716
Capital Growth Bond Trust ........       109,281           N/A           N/A
Investment Quality Bond Trust ....       362,694       334,303       276,246
U.S. Government Securities Trust .       473,424       473,786       442,603
Money Market Trust ...............       319,605       237,108       197,786
Lifestyle Aggressive 1000 Trust ..           N/A           N/A           N/A
Lifestyle Growth 820 Trust .......           N/A           N/A           N/A
Lifestyle Balanced 640 Trust .....           N/A           N/A           N/A

PORTFOLIO                                   1997          1996          1995
----------------------------------------------------------------------------
Lifestyle Moderate 460 Trust .....           N/A           N/A           N/A
Lifestyle Conservative 280 Trust .           N/A           N/A           N/A

(1) For the period March 4, 1996 (commencement of operations) to December 31, 1996.
(2) For the period October 1, 1997 (commencement of operations) to December 31, 1997.
(3) For the period July 15, 1996 (commencement of operations) to December 31, 1996.
(4) For the period January 9, 1995 (commencement of operations) to December 31, 1995.

+ Of this amount, $211,934 was paid by SBAM to SBAM Limited under the Subadvisory Consulting Agreement

++ Of this amount, $131,977 was paid by SBAM to SBAM Limited under the Subadvisory Consulting Agreement.
+++ Of this amount, $63,231 was paid by SBAM to SBAM Limited under the Subadvisory Consulting Agreement.

      Subject to the expense limitations discussed above, the Trust is responsible for the payment of all expenses of its organization, operations and business, except those which the Adviser or Subadvisers have agreed to pay pursuant to the Advisory or Subadvisory Agreements. Expenses borne by the Trust include charges and expenses of the custodian, independent accountants and transfer, bookkeeping and dividend disbursing agent appointed by the Trust; brokers' commissions and issue and transfer taxes on securities transactions to which the Trust is a party; taxes and fees payable by the Trust; and legal fees and expenses in connection with the affairs of the Trust, including registering and qualifying its shares with regulatory authorities and in connection with any litigation.

      The Advisory Agreement and each Subadvisory Agreement will continue in effect as to a portfolio for a period no more than two years from the date of its execution or the execution of an amendment making the agreement applicable to that portfolio only so long as such continuance is specifically approved at least annually either by the Trustees or by the vote of a majority of the outstanding voting securities of the Trust, provided that in either event such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements, cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any portfolio if a majority of the outstanding voting securities of the series of shares of beneficial interest of that portfolio vote to approve such continuance, notwithstanding that such continuance may not have been approved by a majority of the outstanding voting securities of (i) any other portfolio affected by the Agreement or (ii) all of the portfolios of the Trust.

      If the holders of any series of shares of beneficial interest of any portfolio fail to approve any continuance of the Advisory Agreement or the Subadvisory Agreement, the Adviser or Subadviser (including SBAM Limited) may continue to act as investment adviser or subadviser with respect to such portfolio pending the required approval of the continuance of such Agreement, of a new contract with the Adviser or Subadviser or different adviser or subadviser, or other definitive action. In the case of the Adviser, the compensation received in respect of such a portfolio during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such portfolio or the amount it would have received under the Advisory Agreement in respect of such portfolio, whichever is less. In the case of the Subadvisers, the compensation received in respect of such a portfolio during such period will be no more than that permitted by Rule 15a-4 under the 1940 Act.

      The Advisory Agreement and the Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and to the Trust in the case of the Subadvisory Agreements, (i) by the Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the Trust, or with respect to any portfolio, by the vote of a majority of the outstanding voting securities of the series of shares of beneficial interest of such portfolio; and (iii) by the Adviser, and in the case of the Subadvisory Agreements, by the respective Subadvisers. The Agreements will automatically terminate in the event of their assignment.

      The Advisory Agreement may be amended by the Trust and the Adviser and the Subadvisory Agreements by the Adviser and respective Subadvisers provided such amendment is specifically approved by the vote of a majority of the outstanding voting securities of the Trust (except as noted below) and by the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser or the applicable Subadviser (including SBAM Limited) cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval of any amendment shall be effective with respect to any portfolio if a majority of the outstanding voting securities of that portfolio vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (i) any other portfolio affected by the amendment or (ii) all the portfolios of the Trust. As noted under "Subadvisory Arrangements" in the Prospectus, the Trust has received an order from the Securities and Exchange Commission permitting the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

AGREEMENT WITH PRIOR SUBADVISER

      The Conservative, Moderate and Aggressive Asset Allocation Trusts for which Sass Investors acted as Subadviser up until December 13, 1991, and the Bond Trust (now Investment Quality Bond Trust) for which Sass Investors acted as Subadviser up until April 23, 1991, acquired certain taxable revenue bonds, the value of which has declined substantially due to the default of the bonds caused by the Conservatorship of Executive Life Insurance Company. The Trust retained legal counsel to advise it as to any potential claims it may have arising out of its purchase of such bonds. On the basis of the advice received and, to avoid any prejudice resulting from the passage of time, the Trust has sought to obtain agreements from certain persons which would toll the running of statutes of limitations that might in time bar the assertion of any claims related to its purchase of the bonds. In February 1991 the Trust entered into an agreement with Sass Investors, its principals and affiliated companies concerning any claims the Trust may have arising out of Sass Investors' performance under the Sass Subadvisory Agreement in connection with the purchase or sale of the aforementioned bonds. The parties agreed that the running of time under any statute of limitations or by way of laches with respect to any claims or defenses arising out of such purchase or sale would be tolled until thirty days after termination of the agreement by either party giving written notice to the other.

                               PORTFOLIO BROKERAGE

      Pursuant to the Subadvisory Agreements, the Subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. The Subadvisers have no formula for the distribution of the Trust's brokerage business, their intention being to place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Trust. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

      Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

      In selecting brokers or dealers through whom to effect transactions, the Subadvisers will give consideration to a number of factors, including price, dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a Subadviser, either in terms of a particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction. In selecting brokers and dealers, the Subadvisers will also give consideration to the value and quality of any research, statistical, quotation or valuation services provided by the broker or dealer. In placing a purchase or sale order, a Subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadviser's overall responsibilities with respect to the Trust and any other accounts managed by the Subadviser. Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Consistent with the foregoing considerations and the Rules of Fair Practice of the NASD, sales of contracts for which the broker-dealer or an affiliate thereof is responsible may be considered as a factor in the selection of such brokers or dealers. A higher cost broker-dealer will not be selected, however, solely on the basis of sales volume but will be selected in accordance with the criteria set forth above.

      To the extent research services are used by the Subadvisers in rendering investment advice to the Trust, such services would tend to reduce the Subadvisers' expenses. However, the Subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the Subadvisers from brokers or dealers executing transactions for the Trust will be available also for the benefit of other portfolios managed by the Subadvisers.

      The Subadvisers manage a number of accounts other than the Trust's portfolios. Although investment recommendations or determinations for the Trust's portfolios will be made by the Subadvisers independently from the investment recommendations and determinations made by them for any other account, investments deemed appropriate for the Trust's portfolios by the Subadvisers may also be deemed appropriate by them for other accounts, so that the same security may be purchased or sold at or about the same time for both the Trust's portfolios and other accounts. In such circumstances, the Subadvisers may determine that orders for the purchase or sale of the same security for the Trust's portfolios and one or more other accounts should be combined, in which event the transactions will be priced and allocated in a manner deemed by the Subadvisers to be equitable and in the best interests of the Trust Portfolios and such other accounts. While in some instances combined orders could adversely affect the price or volume of a security, the Trust believes that its participation in such transactions on balance will produce better overall results for the Trust.


      For the years ended December 31, 1997, 1996 and 1995, the Trust paid brokerage commissions in connection with portfolio transactions of $14,209.750, $13,006,480 and $6,609,957, respectively, allocated among the portfolios as follows:


PORTFOLIO                                    1997          1996         1995
-------------------------------------------------------------------------------

Pacific Rim Emerging Markets
Trust .............................    $  148,339           N/A          N/A
Science & Technology Trust ........        71,708           N/A          N/A
International Small Cap Trust .....       420,472      $349,869(1)       N/A
Emerging Growth Trust .............       490,019           N/A          N/A
Pilgrim Baxter Growth Trust .......        73,688           N/A          N/A
Small/Mid Cap Trust ...............       645,611       237,777(1)       N/A
International Stock Trust .........       424,132           N/A          N/A
Worldwide Growth Trust ............        73,362           N/A          N/A
Global Equity Trust ...............     1,147,235     2,398,805   $2,684,254
Small Company Value Trust .........      111,6732           N/A          N/A
Equity Trust ......................     5,018,862     4,407,265      861,497
Growth Trust ......................       352,035       110,510(3)       N/A
Quantitative Equity Trust .........       307,370           N/A          N/A
Equity-Index Trust ................           266           N/A          N/A
Blue Chip Growth Trust ............       449,346       966,411      388,904
Real Estate Securities Trust ......       736,968           N/A          N/A
Value Trust .......................       210,067           N/A          N/A
International Growth and Income
Trust .............................       700,640       871,203      374,962(4)
Growth and Income Trust ...........     1,129,311     1,084,722      697,618
Equity-Income Trust ...............       472,154     2,021,601      606,918
Balanced Trust ....................       588,464           N/A          N/A
Aggressive Asset Allocation Trust .       214,279       177,940      286,517
High Yield Trust ..................           N/A           N/A          N/A
Moderate Asset Allocation Trust ...       366,800       320,288      604,766
Conservative Asset Allocation Trust        56,949        60,089      104,521
Strategic Bond Trust ..............           N/A           N/A          N/A
Global Government Bond Trust ......           N/A           N/A          N/A
Capital Growth Bond Trust .........           N/A           N/A          N/A
Investment Quality Bond Trust .....           N/A           N/A          N/A
U.S. Government Securities Trust ..           N/A           N/A          N/A
Money Market Trust ................           N/A           N/A          N/A
Lifestyle Aggressive 1000 Trust ...           N/A           N/A          N/A
Lifestyle Growth 820 Trust ........           N/A           N/A          N/A


PORTFOLIO                                    1997          1996         1995
-------------------------------------------------------------------------------

Lifestyle Balanced 640 Trust ......           N/A           N/A          N/A
Lifestyle Moderate 460 Trust ......           N/A           N/A          N/A
Lifestyle Conservative 280 Trust ..           N/A           N/A          N/A

(1) For the period March 4, 1996 (commencement of operations) to December 31, 1996.
(2) For the period October 1, 1997 (commencement of operations) to December 31, 1997.
(3) For the period July 15, 1996 (commencement of operations) to
December 31, 1996.
(4) For the period January 9, 1995 (commencement of operations) to December 31, 1995.


      Goldman Sachs & Co., prior to October 1, 1996, was an affiliated broker of the Equity-Income Trust due to the position of Goldman Sachs Asset Management as subadviser to this Trust portfolio. Salomon Brothers Inc. is an affiliated broker of the U.S. Government Securities and Strategic Bond Trusts due to the position of SBAM as subadviser to these Trust portfolios. J.P. Morgan Securities Inc. and J.P. Morgan Securities Ltd. are affiliated brokers of the International Growth and Income Trust due to the position of J.P. Morgan Investment Management Inc. as subadviser to this Trust portfolio. Dresdner Bank is an affiliated broker of the Global Equity (prior to October 1, 1996) and Global Government Bond Trusts due to the position of Oechsle International as subadviser to these Trust portfolios. Fidelity Capital Markets is an affiliated broker of the Equity and Asset Allocation Trusts due to the position of Fidelity Management Trust Company as subadviser to these Trust portfolios. Morgan Stanley & Co. Incorporated and Morgan Stanley International are affiliated brokers of the Global Equity Trust (since October 1, 1996) due to the position of Morgan Stanley as subadviser to this Trust portfolio. Fred Alger & Company is an affiliated broker of the Small/Mid Cap Trust due to the position of Fred Alger Management, Inc. as the subadviser to the Small/Mid Cap Trust.

      For the period January 1, 1996 to September 30, 1996 and for the year ended December 31, 1995, brokerage commissions were paid to GOLDMAN, SACHS & CO. by the Equity-Income portfolio as follows:

                         PERIOD ENDED DECEMBER 31, 1996
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Equity-Income Trust...........     $75,615            3.74%                0.01%


                          YEAR ENDED DECEMBER 31, 1995

                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Equity-Income Trust...........     $63,836            10.52%            0.19%

      For the years ended December 31, 1997, 1996 and 1995, no brokerage commissions were paid to SALOMON BROTHERS INC. by either the U.S. Government Securities or Strategic Bond portfolios.

      For the years ended December 31, 1997, 1996 and 1995, brokerage commissions were paid to J.P. MORGAN SECURITIES by the International Growth and Income portfolio as follows:

                           YEAR ENDED DECEMBER 31, 1997
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------

International Growth and
   Income Trust...............     $516               0.07%             0.34%



                          YEAR ENDED DECEMBER 31, 1996
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
International Growth and
   Income Trust...............     N/A                N/A               N/A


                          YEAR ENDED DECEMBER 31, 1995
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
International Growth and
   Income Trust...............     $554*              0.15%             0.41%

      For the years ended December 31, 1997, 1996 and 1995, no brokerage commissions were paid to DRESDNER BANK by either the Global Equity (prior to October 1, 1996) or the Global Government Bond portfolios.

      For the years ended December 31, 1997, 1996 and 1995, brokerage commissions were paid to FIDELITY CAPITAL MARKETS by the Equity and Asset Allocation portfolios as follows:

                           YEAR ENDED DECEMBER 31, 1997
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------

Equity Trust .......................$13,286          0.26%             0.08%
Aggressive Asset Allocation Trust ..    N/A           N/A              N/A
Moderate Asset Allocation Trust ....    N/A           N/A              N/A
Conservative Asset Allocation Trust     N/A           N/A              N/A


                           YEAR ENDED DECEMBER 31, 1996
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Equity Trust .......................    N/A           N/A              N/A
Aggressive Asset Allocation Trust ..    N/A           N/A              N/A
Moderate Asset Allocation Trust ....    N/A           N/A              N/A
Conservative Asset Allocation Trust     N/A           N/A              N/A


                          YEAR ENDED DECEMBER 31, 1995
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------
Equity Trust ......................     N/A               N/A                N/A
Aggressive Asset Allocation Trust .  $3,240              1.13%              0.08%
Moderate Asset Allocation Trust ...   8,815              1.46%              0.07%
Conservative Asset Allocation Trust   1,920              1.84%              0.05%

      For the years ended December 31, 1997 and 1996, brokerage commissions were paid to MORGAN STANLEY by the Global Equity portfolio as follows:

                           YEAR ENDED DECEMBER 31, 1997
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------

Global Equity Trust...........     $93,584            8.16%             0.28%



                          YEAR ENDED DECEMBER 31, 1996
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------

Global Equity Trust...........     $487,347           20.32%            0.02%


      For the year ended December 31, 1997 and the period March 4, 1996 (commencement of operations of the Small/Mid Cap Trust) to December 31, 1996, brokerage commissions were paid to FRED ALGER & COMPANY as follows:

                          YEAR ENDED DECEMBER 31, 1997
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------

Small/Mid Cap Trust...........     $637,395           98.73%            0.19%


                           YEAR ENDED DECEMBER 31, 1996
                                                                          % of
                                                                         aggregate
                                            % of Portfolio's Brokerage  $ amount of
                                              Commissions Represented   transactions
Portfolio                        Commissions      for the period       for the period
-------------------------------------------------------------------------------------

Small/Mid Cap Trust...........     $221,408           93.12%            0.02%


                        PURCHASE AND REDEMPTION OF SHARES

      The Trust will redeem all full and fractional portfolio shares for cash at the net asset value per share of each portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Trust.

                        DETERMINATION OF NET ASSET VALUE

      The following supplements the discussion of the valuation of portfolio assets set forth in the Prospectus under the caption "Purchase and Redemption of Shares."

      Securities held by the portfolios, except for debt instruments with remaining maturities of 60 days or less, all debt instruments held by the Money Market Trust and shares of the Underlying Portfolios held by the Lifestyle Trusts, will be valued as follows: securities which are traded on stock exchanges (including securities traded in both the over-the-counter market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled trading of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the closing bid prices. Securities traded only in the over-the-counter market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of trading on the New York Stock Exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees. Shares of the Underlying Portfolios held by the Lifestyle Trusts are valued at their net asset value as described in the Prospectus under "Purchase and Redemption of Shares."


      Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the regularly scheduled trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a portfolio's net asset value. For instance, if a fund with portfolio securities primarily listed on foreign exchanges which trade on Saturdays or other customary U.S. national business holidays, does not price on these days, the portfolio will trade and the net asset value of the fund's redeemable securities may be significantly affected on days when the investor has no access to the fund. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Subadvisers under procedures established and regularly reviewed by the Trustees.


      Debt instruments with a remaining maturity of 60 days or less held by each of the portfolios other than the Money Market Trust, and all instruments held by the Money Market Trust, will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation); thereafter, the Trust assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

      The Money Market Trust uses the amortized cost valuation method in reliance upon Rule 2a-7 under the 1940 Act. As required by the Rule, the Money Market Trust will maintain a dollar weighted average maturity of 90 days or less. In addition, the Money Market Trust is permitted to purchase only securities that the Trustees determine to present minimal credit risks and which are at the time of purchase "eligible securities," as defined by the Rule. Generally, eligible securities must be rated by a nationally recognized statistical rating organization in one of the two highest rating categories for short-term debt obligations or be of comparable quality. The Money Market Trust will invest only in obligations that have remaining maturities of thirteen months or less.

      The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Trust's price per share as computed for the purpose of sales and redemptions at $10.00. Such procedures include a direction to the Adviser to establish procedures which will allow for the monitoring of the propriety of the continued use of amortized cost valuation to maintain a constant net asset value of $10.00 per share. Such procedures include a directive to the Adviser that requires that on determining net asset value per share based upon available market quotations, the Money Market Trust shall value weekly (a) all portfolio instruments for which market quotations are readily available at market, and (b) all portfolio instruments for which market quotations are not readily available or are not obtainable from a pricing service, at their fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. If the fair value of a security needs to be determined, the Subadviser will provide determinations, in accordance with procedures and methods established by the Trustees of the Trust, of the fair value of securities held by the Money Market Trust for which market quotations are not readily available for purposes of enabling the Money Market Trust's Custodian to calculate net asset value. The Adviser, with the Subadviser's assistance, periodically (but no less frequently than annually) shall prepare a written report to the Trustees verifying the accuracy of the pricing system or estimate. A non-negotiable security which is not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated. In the event that the deviation from the amortized cost exceeds .50 of 1% or more or a difference of $.05 per share in net asset value, the Adviser shall promptly call a special meeting of the Trustees to determine what, if any, action should be initiated. Where the Trustees believe the extent of any deviation from the Money Market Trust's amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, they shall take such action as they deem appropriate to eliminate or reduce to the extent reasonably practical such dilution or unfair results. The actions that may be taken by the Trustees include, but are not limited to: (a) redeeming shares in kind; (b) selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Money Market Trust;
(c) withholding or reducing dividends;(d) utilizing a net asset value per share based on available market quotations; (e)investing all cash in instruments with a maturity on the next business day. The Money Market Trust may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $10.00 per share. Any such redemption will be treated as a negative dividend for purposes of the Net Investment Factor under the contracts issued by Manulife North America.

                                PERFORMANCE DATA

      Each of the portfolios may quote total return figures in its advertising and sales materials. Such figures will always include the average annual total return for recent one year and, when applicable, five and ten year periods and where less than five or ten years, the period since the portfolio, including its predecessor prior to the reorganization of the Fund on December 31, 1988, became available for investment. In the case of the Pacific Rim Emerging Markets, Real Estate Securities, Quantitative Equity, Capital Growth Bond and Equity Index Trusts, such quotations will be for periods that include the performance of the predecessor portfolios of Manulife Series Fund, Inc. Where the period since inception is less than one year, the total return quoted will be the aggregate return for the period. The average annual total return is the average annual compounded rate of return that equates the initial amount invested to the market value of such investment on the last day of the period for which such return is calculated. For purposes of the calculation it is assumed that an initial payment of $1,000 is made on the first day of the period for which the return is calculated and that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. All recurring fees such as advisory fees charged to the Trust and all Trust expenses are reflected in the calculations. There are no non-recurring fees such as sales loads, surrender charges or account fees charged by the Trust. If the period since inception is less than one year, the figures will be based on an aggregate total return rather than an average annual total return.

                                 TOTAL ANNUALIZED RETURN
-------------------------------------------------------------------------------------------------------------
        Trust                One Year Ended     Five Year Ended    Since Inception or 10 Years,   Date  first
                               12/31/97             12/31/97       whichever is shorter through    Available
                                                                          12/31/97
-------------------------------------------------------------------------------------------------------------

Pacific Rim Emerging
Markets#                       -34.12%               N/A                   -8.01%                   10/04/94
Science and Technology            N/A                N/A                    10.71%                  01/01/97
International Small Cap          0.79%               N/A                     5.40%                  03/04/96
Emerging Growth                   N/A                N/A                    18.23%                  01/01/97
Pilgrim Baxter Growth             N/A                N/A                     0.00%                  01/01/97
Small/Mid Cap                   15.26%               N/A                    12.17%                  03/04/96
International Stock               N/A                N/A                     1.38%                  01/01/97
Worldwide Growth                  N/A                N/A                    13.29%                  01/01/97
Global Equity                   20.80%             14.64%                    9.77%                  03/18/88
Small Company Value Trust         N/A                N/A                    -4.48%                  10/01/97
Equity                          19.25%             18.80%                   15.14%**                06/18/85
Growth                          25.35%               N/A                    25.03%                  07/15/96
Quantitative Equity #           29.83%             16.54%                   15.12%**                04/30/87
Equity Index #                  33.53%               N/A                    25.56%                  02/14/96
Blue Chip Growth                26.94%             13.12%                   12.81%                  12/11/92
Real Estate Securities #        18.41%             15.97%                   15.88%**                04/30/87
Value                             N/A                N/A                    22.14%                  01/01/97
International Growth and
Income                          -0.08%               N/A                     6.43%                  01/09/95
Growth and Income               32.83%             18.90%                   17.27%                  04/23/91
Equity-Income                   29.71%               N/A                    17.79%                  02/19/93
Balanced                          N/A                N/A                    17.79%                  01/01/97
Aggressive. Asset
Allocation                      19.09%             12.60%                    9.87%                  08/03/89
High Yield                        N/A                N/A                    12.68%                  01/01/97
Moderate Asset Allocation       15.87%             10.74%                    8.95%                  08/03/89
Conservative Asset
Allocation                      11.44%              8.55%                    7.72%                  08/03/89
Strategic Bond                  10.98%               N/A                     9.46%                  02/19/93
Global Government Bond           2.95%              9.95%                    8.88%                  03/18/88
Capital Growth Bond #            8.72%              7.19%                    8.53%**                06/26/84
Investment Quality Bond          9.75%              7.13%                    5.75%**                06/18/85

                                 TOTAL ANNUALIZED RETURN
-------------------------------------------------------------------------------------------------------------
        Trust                One Year Ended     Five Year Ended    Since Inception or 10 Years,   Date  first
                               12/31/97             12/31/97       whichever is shorter through    Available
                                                                          12/31/97
-------------------------------------------------------------------------------------------------------------

U.S. Government Securities       8.47%               6.62%                 7.24%                   03/18/88
Money Market#                    5.15%               4.47%                 5.45%**                 06/18/85
Lifestyle Aggressive 1000         N/A                 N/A                 10.89%                   01/07/97
Lifestyle Growth 820              N/A                 N/A                 13.84%                   01/07/97
Lifestyle Balanced 640            N/A                 N/A                 14.11%                   01/07/97
Lifestyle Moderate 460            N/A                 N/A                 13.70%                   01/07/97
Lifestyle Conservative 280        N/A                 N/A                 12.15%                   01/07/97


* Aggregate total return from October 1, 1997 (inception date) to December 31, 1997.

** 10 Years


# Performance presented for these Trust portfolios is based upon the performance of their respective predecessor Manulife Series Fund, Inc. portfolios for periods prior to the consummation of the reorganization effective December 31, 1996. Performance presented for each of these Trust portfolios is based on the historical expenses and performance of its predecessor Manulife Series Fund, Inc. portfolio and, therefore, does not reflect for periods prior to December 31, 1996, the current Trust expenses that an investor would incur as a holder of shares of such Trust portfolio.


      The Trust may also from time to time include in advertising and sales literature the following: 1) information regarding its portfolio subadvisers, such as information regarding a subadvisers specific investment expertise, client base, assets under management or other relevant information; 2) quotations about the Trust, its portfolios or its investment subadvisers that appear in various publications and media; and 3) general discussions of economic theories, including but not limited to discussions of how demographics and political trends may effect future financial markets, as well as market or other relevant information.

                            ORGANIZATION OF THE TRUST

SHARES OF THE TRUST

      The Declaration of Trust authorizes the Trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest having a par value of $.01 per share, to divide such shares into an unlimited number of series of shares and to designate the relative rights and preferences thereof, all without shareholder approval. The Trust currently has thirty-six series of shares as described in the Prospectus. The shares of each portfolio, when issued and paid for, will be fully paid and non-assessable and will have no preemptive or conversion rights. Holders of shares of any portfolio are entitled to redeem their shares as set forth under "Purchase and Redemption of Shares." The Trust reserves the right to later issue additional series of shares or separate classes of existing series of shares without the consent of outstanding shareholders.

      Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective portfolio and upon liquidation in the net assets of such portfolio remaining after satisfaction of outstanding liabilities. For these purposes and for purposes of determining the sale and redemption prices of shares, any assets which are not clearly allocable to a particular portfolio will be allocated in the manner determined by the Trustees. Accrued liabilities which are not clearly allocable to one or more portfolios will also be allocated among the portfolios in the manner determined by the Trustees.

      Shareholders of each portfolio of the Trust are entitled to one vote for each full share held (and fractional votes for fractional shares held) irrespective of the relative net asset values of the shares of the portfolio. All shares entitled to vote are voted by series, except that when voting for the election of Trustees and when otherwise permitted by the 1940 Act, shares are voted in the aggregate and not by series. Only shares of a particular portfolio are entitled to vote on matters determined by the

Trustees to affect only the interests of that portfolio. Pursuant to the 1940 Act and the rules and regulations thereunder, certain matters approved by a vote of a majority of all the shareholders of the Trust may not be binding on a portfolio whose shareholders have not approved such matter. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until less than a majority of the Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Holders of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee by a vote cast in person or by proxy at a meeting called for such purpose. Shares of the Trust do not have cumulative voting rights, which means that the holders of more than 50% of the Trust's shares voting for the election of Trustees can elect all of the Trustees if they so choose. In such event, the holders of the remaining shares would not be able to elect any Trustees.

      Under Massachusetts law, shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trustees or any officer of the Trust. The Declaration of Trust provides for indemnification out of the property of a Trust portfolio for all losses and expenses of any shareholder held personally liable for the obligations of such portfolio. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon, but only out of the property of a particular portfolio. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular portfolio would be unable to meet its obligations.

PRINCIPAL HOLDERS OF SECURITIES

      The Trust currently has four shareholders: Manulife North America, The Manufacturers Life Insurance Company of New York, The Manufacturers Life Insurance Company of America ("Manufacturers America") and The Manufacturers Life Insurance Company (U.S.A.). Each shareholder holds Trust shares attributable to variable and variable life contracts in their separate accounts. Each shareholder will solicit voting instructions from such variable and variable life contract owners and vote all shares held in proportion to the instructions received.

      Reflecting the conditions of section 817(h) and other provisions of the Code and regulations thereunder, the By-laws of the Trust provide that shares of the Trust may be purchased only by the following eligible shareholders: (a) separate accounts of Manulife North America or of other insurance companies; (b) Manulife North America; (c) MSS; (d) any corporation related in a manner specified in section 267(b) of the Code to Manulife North America or to MSS, and
(e) any trustee of a qualified pension or retirement plan. As a matter of operating policy, shares of the Trust may be purchased only by the eligible shareholders of categories (a), (b) and (d).

                     ADDITIONAL INFORMATION CONCERNING TAXES

      The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a portfolio and its shareholders. No attempt is made to present a detailed explanation of all Federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to Federal, state and local or foreign taxes.

      The Trust believes that each portfolio will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

      A portfolio will be subject to a non-deductible 4% excise tax to the extent that the portfolio does not distribute by the end of each calendar year
(a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a portfolio that is subject to corporate tax will be considered to have been distributed by year-end. Each portfolio intends to make sufficient distributions to avoid imposition of both the corporate level tax and the excise tax.

      A portfolio may make investments that produce income that is not matched by a corresponding cash distribution to the portfolio, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount in excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security over its basis immediately after it was acquired) if the portfolio elects to accrue market discount on a current basis. In addition, income may continue to accrue for Federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a portfolio and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a portfolio, such portfolio may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

      Certain of the portfolios may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short- sales (see "HEDGING AND OTHER STRATEGIC TRANSACTIONS"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a portfolio (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of a portfolio and defer recognition of certain of the portfolio's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a portfolio to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. Each portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

      If a portfolio purchases shares in a "passive foreign investment company" (a "PFIC"), the portfolio may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the portfolio in respect of deferred taxes arising from such distributions or gains. If a portfolio were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the portfolio would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the portfolio. Alternatively, under recently enacted legislation, a portfolio can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the portfolio would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a portfolio might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

      Since the portfolios' shareholders are the separate accounts of insurance companies, no discussion is included herein as to the U.S. Federal income tax consequences to the holder of a variable annuity or life insurance contract who allocates investments to a portfolio. For information concerning the U.S. Federal income tax consequences to such holders, see the prospectus for such contract. Holders of variable annuity or life insurance contracts should consult their tax advisors about the application of the provisions of the tax law described in this Statement of Additional Information in light of their particular tax situations.

                             REPORTS TO SHAREHOLDERS

      The financial statements of the Trust at December 31, 1997 are incorporated herein by reference from its annual report to shareholders filed with the Securities and Exchange Commission pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1.

                             INDEPENDENT ACCOUNTANTS

      The financial statements of the Trust at December 31, 1997, including the related Financial Highlights which appear in the Prospectus, have been audited by Coopers & Lybrand L.L.P., independent accountants, as indicated in their report with respect thereto, and are included herein in reliance upon said report given on the authority of said firm as experts in accounting and auditing. Coopers & Lybrand has offices at One Post Office Square, Boston, MA 02109.

                                  LEGAL COUNSEL

      Messrs. Jones & Blouch L.L.P., 1025 Thomas Jefferson Street, N.W., Washington, DC 20007, have passed upon certain legal matters relating to the Federal securities laws.

                  ADDITIONAL INFORMATION REGARDING SUBADVISERS

ROSENBERG INSTITUTIONAL EQUITY MANAGEMENT

      INVESTMENT PHILOSOPHY. Rosenberg believes that stock prices do not perfectly reflect the "fundamental value" of companies but rather the market's assessment of how well the company is positioned to generate future earnings and/or future cash flow. Rosenberg identifies and purchases those stocks which are undervalued (i.e., stocks which are currently cheaper than similar stocks with the same characteristics.) Rosenberg believes that the market will over time recognize the "better value" and that the mispricing will be corrected as the stocks in the Small Company Value Trust are purchased by other investors.

      In determining whether or not a stock is attractive, Rosenberg considers the company's current estimated fundamental value as determined by Rosenberg's proprietary appraisal model, the company's future earnings, and investor sentiment toward the stock. The Small Company Value Trust is composed of undervalued stocks from every sector represented in the benchmark (currently, the Russell 2000 Index).

      STOCK SELECTION. Fundamental valuation of stocks is key to Rosenberg's investment process, and the heart of the valuation process lies in Rosenberg's proprietary appraisal model.

      An important feature of the appraisal model is the classification of companies into one or more of 166 groups of "similar" businesses. Each company is broken down into its individual business segments, and each segment is compared with similar business operations of other companies. Rosenberg appraises the company's assets, operating earnings and sales within each business segment, accepting the market's valuation of that category of business as fair. Rosenberg then integrates the segment appraisals into balance sheet, income statement, and sales valuation models for the total company, and simultaneously adjusts the segment appraisals to include appraisals for variables which are declared only for the total company, such as taxes, capital structure, and pension funding.

      The difference between Rosenberg's appraisal and the market price is believed to represent an opportunity for profit. For each stock, Rosenberg develops "appraisal alphas" (i.e., the expected rate of extraordinary return) by adjusting for the rate at which the market has corrected for such valuations in the past.

      A second sphere of analysis is captured by Rosenberg's proprietary earnings change model, which analyzes more than 20 variables to predict individual company earnings over a one year horizon. The value of the projected earnings change is converted to an "earnings change alpha" by multiplying the projected change by the market's historical response to changes of that magnitude.

      Finally, Rosenberg's proprietary investor sentiment model quantifies investor sentiment about features of stocks which influence price. This model measures company quality and also captures market enthusiasm towards individual stocks by looking at broker recommendations and analyst estimates. Investor sentiment alphas are developed by multiplying the model's sentiment scores by the market's historical response to such scores.

      Each company's earnings change alpha and investor sentiment alpha is added to its appraisal alpha to arrive at a total company alpha. Stocks with large positive total company alphas are candidates for purchase. Stocks held in a portfolio with total company alphas that are only slightly positive, zero or negative are candidates for sale.

      Before trading, Rosenberg systematically analyzes the short-term price behavior of individual stocks to determine the timing of trades. Rosenberg develops a "trading alpha" for each stock (i.e., the expected short-term extraordinary return) which is designed to enable the Small Company Value Trust to purchase stocks from supply and to sell stocks into demand, greatly reducing trading costs.

      OPTIMIZATION. Rosenberg's portfolio optimization system seeks to optimize the trade-off between risk and reward relative to the benchmark. It exploits the information developed by Rosenberg's stock selection models to maximize return relative to the benchmark. The optimizer recommends positions in companies which in aggregate constitute the most efficient portfolio. The optimizer simultaneously considers total company alphas, trading alphas, and risk and quantifies the expected "net benefit" to the portfolio of each recommended transaction. A stock is considered for sale when a higher alpha stock with complementary risk characteristics has been identified. In the U.S. markets, portfolios are reoptimized continuously throughout the day, allowing Rosenberg to respond immediately to investment opportunities, subject to certain limitations on short-term trading applicable by virtue of the Small Company Value Trust's intention to qualify as a regulated investment company under the Code.

      TRADING. Rosenberg's trading system aggregates the recommended transaction for the Small Company Value Trust and determines the feasibility of each recommendation in light of the stock's liquidity, the expected transaction costs, and general market conditions. Trades are executed through any one of four trading strategies: traditional brokerage, networks, accommodation, and package or "basket" trades designed to facilitate large volume trading with little or no price disturbance.

      Rosenberg continuously monitors trading costs to determine the impact of commission and price disturbance on the Small Company Value Trust.

                                     PART C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS:

      MANUFACTURERS INVESTMENT TRUST

      Audited Financials for the period ended December 31, 1997:
        Statements of Assets and Liabilities - December 31, 1997
        Statements of Operations - For the Year Ended December 31, 1997 Statements of Changes in Net Assets
        Financial Highlights (For a Share Outstanding Throughout the Period) Portfolio of Investments - December 31, 1997
        Notes to Financial Statements


(b) EXHIBITS:

      (1)(a) Agreement and Declaration of Trust dated September 29, 1988 -- previously filed as exhibit (1)(a) to post-effective amendment no. 31 filed on February 28, 1996.

      (1)(b) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Convertible Securities Trust" to the "U.S. Government Bond Trust" dated May 1, 1989 -- previously filed as exhibit (1)(b) to post-effective amendment no. 31 filed on February 28, 1996.

      (1)(c) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Conservative, Moderate and Aggressive Asset Allocation Trusts dated May 1, 1989 -- previously filed as exhibit
             (1)(c) to post-effective amendment no. 31 filed on February 28, 1996.

      (1)(d) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth & Income Trust dated February 1, 1991 -- previously filed as exhibit (1)(d) to post-effective amendment no. 31 filed on February 28, 1996.

      (1)(e) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Bond Trust" to the "Investment Quality Bond Trust" dated April 16, 1991 -- previously filed as exhibit (1)(e) to post-effective amendment no. 31 filed on February 28, 1996.

      (1)(f) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "U.S. Government Bond Trust" to the "U.S. Government Securities Trust" dated June 14, 1991 -- previously filed as exhibit (1)(f) to post-effective amendment no. 31 filed on February 28, 1996.

      (1)(g) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Pasadena Growth Trust, Growth Trust and Strategic Income Trust dated August 7, 1992 -- previously filed as exhibit (1)(g) to post-effective amendment no. 31 filed on February 28, 1996.

      (1)(h) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Redesignation of the Series of Shares known as the "Strategic Income Trust" to the "Strategic Bond Trust" and the Series of Shares known as the "Growth Trust" to the "Value Equity Trust" dated April 4,1993 -- previously filed as exhibit
             (1)(h) to post-effective amendment no. 31 filed on February 28, 1996.

      (1)(i) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Growth and Income Trust dated December 28, 1994 -- previously filed as exhibit (1)(i) to post-effective amendment no. 31 filed on February 28, 1996.

      (1)(j) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small/Mid Cap Trust, dated February 1, 1996 -- previously filed as exhibit (1)(j) to post-effective amendment no. 34 filed on October 4, 1996.

      (1)(k) Establishment and Designation of Additional Series of Shares of Beneficial Interest - International Small Cap Trust dated February 1, 1996 -- previously filed as exhibit (1)(k) to post-effective amendment no. 34 filed on October 4, 1996.

      (1)(1) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Growth Trust dated July 9, 1996 -- previously filed as exhibit (1)(l) to post-effective amendment no. 34 filed on October 4, 1996.


      (1)(m) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Value Trust, High Yield Trust, International Stock Trust, Science & Technology Trust, Balanced Trust, Worldwide Growth Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Pacific Rim Emerging Markets Trust, Real Estate Securities Trust, Capital Growth Bond Trust, Equity Index Trust, Common Stock Trust, Lifestyle Conservative 280 Trust, Lifestyle Moderate 460 Trust, Lifestyle Balanced 640 Trust, Lifestyle Growth 820 Trust, Lifestyle Aggressive 1000 Trust -- and Redesignation of the Series of Shares known as the "Pasadena Growth Trust" to the "Blue Chip Growth Trust" and the Series of Shares known as the "Value Equity Trust" to the "Equity-Income Trust" -- previously filed as exhibit (1)(m) to post-effective amendment no. 35 filed on December 18, 1996.

      (1)(n) Establishment and Designation of Additional Series of Shares of Beneficial Interest - Small Company Value Trust dated September 30, 1997 -- previously filed as exhibit (1)(m) to post-effective amendment no. 39 filed on March 2, 1998.

      (1)(o) Amendment to the Agreement and Declaration of Trust (name change) -- previously filed as exhibit (1)(n) to post-effective amendment no. 39 filed on March 2, 1998.


      (2) By-laws of NASL Series Trust -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (4) Form of Specimen Share Certificate -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (5)(a)(1) Advisory Agreement between NASL Series Trust and NASL Financial Services, Inc. -- previously filed as exhibit (5)(a)(1) to post effective amendment no. 30 filed December 14, 1995.

      (5)(a)(2) Amendment to Advisory Agreement between NASL Series Trust and NASL Financial Services, Inc. adding the Growth Trust -- previously filed as exhibit (5)(a)(1) to post effective amendment no. 30 filed December 14, 1995.

      (5)(a)(3) Amendment to Advisory Agreement between NASL Series Trust and NASL Financial Services, Inc. dated October 1, 1996, reducing advisory fee for Blue Chip Growth Trust -- previously filed as exhibit (5)(a)(3) to post-effective amendment no. 34 filed on October 4,1996.

      (5)(a)(4) Amendment to Advisory Agreement between NASL Series Trust and NASL Financial Services, Inc. adding Emerging Growth Trust, Pilgrim Baxter Growth Trust, Pacific Rim Emerging Markets Trust, International Stock Trust, Worldwide Growth Trust, Science & Technology Trust, Common Stock Trust, Real Estate Securities Trust, Value Trust, Equity Index Trust, Balanced Trust, High Yield Trust, Capital Growth Bond Trust, Lifestyle Conservative 280 Trust, Lifestyle Moderate 460 Trust. Lifestyle Balanced 640 Trust, Lifestyle Growth 820 Trust and Lifestyle Aggressive 1000 Trust -- previously filed as exhibit
                  (5)(a)(4) to post-effective amendment no. 35 filed on December 18, 1996.


      (5)(a)(5) Amendment to Advisory Agreement between NASL Series Trust and NASL Financial Services, Inc. adding Small Company Value Trust -- previously filed as exhibit (5)(a)(5) to post-effective amendment no. 39 filed on March 2, 1998.


      (5)(b)(i) Subadvisory Agreement Between NASL Financial Services, Inc. and Oechsle International Advisors, L.P. -- previously filed as exhibit (5)(b)(i) to post-effective amendment no. 37 filed on August 1, 1997.

      (5)(b)(ii) Subadvisory Agreement Between NASL Financial Services, Inc. and Wellington Management Company -- previously filed as exhibit (5)(b)(ii) to post-effective amendment no. 37 filed on August 1, 1997.


      (5)(b)(iii) Subadvisory Agreement Between Manufacturers Securities
                  Services, LLC and Salomon Brothers Asset Management Inc -- previously filed as exhibit (5)(b)(iii) to post-effective amendment no. 39 filed on March 2, 1998.

      (5)(b)(iv) Subadvisory Consulting Agreement Between Salomon Brothers Asset Management Inc and Salomon Brothers Asset Management Limited -- previously filed as exhibit (5)(b)(iv) to post-effective amendment no. 39 filed on March 2, 1998.


      (5)(b)(v) Subadvisory Agreement between NASL Financial Services, Inc. and J.P. Morgan Investment Management Inc. -- previously filed as exhibit (5)(b)(v) to post-effective amendment no. 37 filed on August 1, 1997.

      (5)(b)(v) Form of Subadvisory Agreement between NASL Financial Services, Inc. and Fred Alger Management, Inc. -- previously filed as exhibit (5)(b)(xi) to post effective amendment no. 30 filed December 14, 1995.


      (5)(b)(vi) Subadvisory Agreement between Manufacturers Securities Services, LLC and Founders Asset Management LLC -- Filed herewith.


      (5)(b)(vii) Amendment to Subadvisory Agreement between NASL Financial
                  Services, Inc. and Founders Asset Management, Inc. adding the Growth Trust -- previously filed as exhibit (5)(b)(xiii) to post effective amendment no. 33 filed July 10, 1996.

      (5)(b)(viii)  Form of Amendment to Subadvisory Agreement between NASL
                    Financial Services, Inc. and Founders Asset Management, Inc. dated October 1, 1996 adding the Worldwide Growth and Balanced Trusts -- previously filed as exhibit (5)(b)(xii) to post-effective amendment no. 34 filed on October 4,1996.

      (5)(b)(ix) Subadvisory Agreement between NASL Financial Services, Inc. and T. Rowe Price Associates, Inc. dated October 1, 1996 providing for the Blue Chip Growth and Equity-Income Trusts -- previously filed as exhibit (5)(b)(xiii) to post-effective amendment no. 35 filed on December 18, 1996.

      (5)(b)(x) Form of Subadvisory Agreement between NASL Financial Services, Inc. and Rowe Price-Fleming International, Inc. adding the International Stock Trust -- previously filed as exhibit (5)(b)(xiv) to post-effective amendment no. 34 filed on October 4, 1996.

      (5)(b)(xi) Subadvisory Agreement between NASL Financial Services, Inc. and Morgan Stanley Asset Management, Inc. dated October 1, 1996 providing for the Global Equity Trust -- previously filed as exhibit (5)(b)(xv) to post-effective amendment no. 35 filed on December 18, 1996.

      (5)(b)(xii) Subadvisory Agreement between NASL Financial Services, Inc. and Miller Anderson & Sherrerd, LLP dated October 1, 1996 adding the Value and High Yield Trusts -- previously filed as exhibit (5)(b)(xvi) to post-effective amendment no. 35 filed on December 18, 1996.


      (5)(b)(xiii)  Form of Subadvisory Agreement between NASL Financial
                    Services, Inc. and Warburg Pincus Counsellors, Inc. adding the Emerging Growth Trust -- previously filed as exhibit
                    (5)(b)(xvii) to post-effective amendment no. 34 filed on October 4, 1996.

      (5)(b)(xvi) Form of Subadvisory Agreement between NASL Financial Services, Inc. and Manufacturers Adviser Corporation dated October 1, 1996 providing for the Money Market Trust -- previously filed as exhibit (5)(b)(xviii) to post-effective amendment no. 34 filed on October 4, 1996.


      (5)(b)(xvii)  Subadvisory Agreement between NASL Financial Services, Inc.
                    and Pilgrim Baxter & Associates, Inc. dated December 31, 1996 adding the Pilgrim Baxter Growth Trust -- previously filed as exhibit (5)(b)(xix) to post-effective amendment no. 35 filed on December 18, 1996.

      (5)(b)(xviii) Form of Amendment to Subadvisory Agreement between NASL
                    Financial Services, Inc. and Manufacturers Adviser Corporation dated December 31, 1996 adding the Pacific Rim Emerging Markets, Common Stock, Real Estate Securities, Equity Index, Capital Growth Bond, Lifestyle Conservative 280, Lifestyle Moderate 460, Lifestyle Balanced 640, Lifestyle Growth 820 and Lifestyle Aggressive 1000 Trusts -- previously filed as exhibit (5)(b)(xx) to post-effective amendment no. 35 filed on December 18, 1996.

      (5)(b)(ixx) Subadvisory Agreement between NASL Financial Services, Inc. and Fidelity Management Trust Company dated January 1, 1996 as amended December 31, 1996 providing for the Equity, Conservative Asset Allocation, Moderate Asset Allocation and Aggressive Asset Allocation Trusts -- previously filed as exhibit (5)(b)(xxi) to post-effective amendment no. 35 filed on December 18, 1996.

      (5)(b)(xx) Form of Amendment to Subadvisory Agreement between NASL Financial Services, Inc. and T. Rowe Price Associates, Inc. dated December 31, 1996 adding the Science & Technology Trust -- previously filed as exhibit (5)(b)(xxii) to post-effective amendment no. 35 filed on December 18, 1996.

      (5)(b)(xxi) Form of Subadvisory Agreement between Manufacturers Securities Services, LLC (formerly NASL Financial Services, Inc.) and Rosenberg Institutional Equity Management regarding the Small Company Value Trust - previously filed as exhibit
                   (2) to post-effective amendment no. 38 filed September 17, 1997.

      (8)(a) Custodian Agreement Between NASL Series Fund, Inc. and State Street Bank and Trust Company dated March 24, 1988 -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (10)(a)(i) Opinion and Consent of Ropes & Gray dated October 27, 1988. -- previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (10)(a)(ii) Opinion and Consent of Tina M. Perrino, Esq. dated April 12, 1991. previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (10)(a)(iii) Opinion and Consent of Tina M. Perrino, Esq. dated October
                   22, 1992. previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (10)(a)(iv) Opinion and Consent of Betsy A. Seel, Esq. dated October 19, 1994. previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.


      (10)(a)(v) Opinion and Consent of Betsy A. Seel, Esq. -- previously filed as exhibit (10)(a)(v) to post effective amendment no. 30 filed December 14, 1995.


      (10)(a)(vi) Opinion and Consent of Betsy A. Seel, Esq. -- previously filed as exhibit (10)(a)(vi) to post effective amendment no. 33 filed July 10, 1996.

      (10)(a)(vii) Opinion and Consent of Betsy Anne Seel, Esq. -- previously filed as exhibit (10)(a)(vii) to post-effective amendment no. 35 filed on December 18, 1996.


      (10)(b)      Consent of Jones & Blouch L.L.P. -- Filed herewith.

      (11)         Consent of Coopers & Lybrand L.L.P. -- Filed herewith.


      (16) Schedule of Computations - general formula -- previously filed as exhibit (b)(16)(e) to post-effective amendment no. 31 filed February 28, 1996.

      (18)(a) Powers of Attorney -- Richard C. Hirtle, Vice President and Treasurer dated September 23, 1994. previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (18)(b) Powers of Attorney -- Trustees dated September 27, 1996. previously filed as exhibit (2) to post-effective amendment no. 38 filed September 17, 1997.

      (18)(c) Power of Attorney -- John D. DesPrez, President -- previously filed as exhibit (18)(e) to post-effective amendment no. 34 filed on October 4, 1996.

      (18)(d) Power of Attorney -- John D. Richardson, Chairman of the Board and
              F. David Rolwing, Trustee -- previously filed as exhibit (18)(e) to post-effective amendment no. 36 filed on April 30, 1997.


      (27)    Financial Data Schedules -- Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      The Trust has four shareholders: (i) The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company) ("Manulife North America"), (ii) its wholly-owned subsidiary, The Manufacturers Life Insurance Company of New York (formerly First North American Life Assurance Company) ("Manulife New York"), (iii) The Manufacturers Life Insurance Company of America ("Manulife America") and (iv) The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA"). Manulife North America, Manulife New York, Manulife America and Manulife USA hold Trust shares attributable to variable contracts in their respective separate accounts and will solicit voting instructions from variable contract owners and vote all shares held in proportion to the instructions received.

THE MANUFACTURERS LIFE INSURANCE COMPANY
Manulife Corporate Organization as at December 31, 1997
The Manufacturers Life Insurance Company (Canada)

1. Cantay Holdings Inc. - Ontario (100%)

2. 484551 Ontario Limited - Ontario (100%)

      a.    911164 Ontario Inc. - Ontario (100%)

3. Churchill Lifestyles Corp. (100%)

4. 495603 Ontario Limited - Ontario (100%)

5. 1198183 Ontario Limited - Ontario (100%)

6. 1198184 Ontario Limited - Ontario (100%)

7. 1235434 Ontario Limited - Ontario (100%)

8. 576986 Ontario Inc. - Ontario (100%)

9. Balmoral Developments Inc. - Ontario (100%)

10. Manulife Bank of Canada - Canada (100%)

11. Manulife Securities International Ltd. - Canada (100%)

12. Family Realty First Corp. - Ontario (100%)

13. NAL Resources Limited - Alberta (100%)

14. Manulife International Capital Corporation Limited - Ontario (100%)

      a.    Regional Power Inc. - Ontario (100%)

            i.    La Regionale Power (Port Cartier) Inc. - Ontario (100%)

            ii.   La Regionale Power Angliers Inc. - Ontario (100%)

            iii.  Addalam Power Corporation - Philippines (100%)

15. Peel-de Maisonneuve Investments Ltd. - Canada (100%)

      a.    2932121 Canada Inc. - Canada (100%)

16. FNA Financial Inc. - Canada (100%)

      a.    NAL Trustco Inc. - Ontario (100%)

      b.    First North American Insurance Company - Canada (100%)

      c.    Elliott & Page Limited - Ontario (100%)

      d.    Seamark Asset Management Ltd. - Canada (67.86%)

      e.    NAL Resources Management Limited - Canada (100%)

            i.    NAL Energy Inc. - Alberta (100%)

17. ManuCab Ltd. - Canada (100%)

      a.    Plazcab Service Limited - Newfoundland (100%)

18. Manufacturers Life Capital Corporation Inc. - Canada (100%)

19. The North American Group Inc. - Ontario (100%)

20. 994744 Ontario Inc. - Ontario (100%)

21. 1268337 Ontario Inc. - Ontario (100%)

22. 3426505 Canada Inc. - Canada (100%)

23. The Manufacturers Investment Corporation - Michigan (100%)

      a.    Manulife Reinsurance Corporation (U.S.A.) - Michigan (100%)

            i.    The Manufacturers Life Insurance Company (U.S.A.) - Michigan
                  (100%)

                  (1)   Dover Leasing Investments, LLC - Delaware (99%)

                  (2) The Manufacturers Life Insurance Company of America - Michigan (100%)

                        (a)   Manulife Holding Corporation - Delaware (100%)

                              (i) Manufacturers Adviser Corporation - Colorado (100%)

                             (ii) Succession Plainning International, Inc. - Wisconsin (100%)

                            (iii)   ManEquity, Inc. - Colorado (100%)

                             (iv) Manulife Property Management of Washington, D.C. Inc. - Washington, D.C. (100%)

                              (v)   ManuLife Service Corporation - Colorado
                                    (100%)

                             (vi)   Manulife Leasing Company, LLC - Delaware
                                    (80%)

                  (3)   Capitol Bankers Life Insurance Company - Michigan (100%)

                  (4)   Ennal, Inc. - Ohio (100%)

                  (5)   Manulife-Wood Logan Holding Co. Inc. - Delaware (62.5%)

                        (a)   Wood Logan Associates, Inc. - Connecticut (100%)

                              (i) Wood Logan Distributors, Inc. - Connecticut (100%)

                        (b) The Manufacturers Life Insurance Company of North America - Delaware (100%)

                              (i) Manufacturers Securities Services, LLC - Massachusetts (100%)

                              (ii) The Manufacturers Life Insurance Company of New York - New York (100%)

            ii.   Manulife Reinsurance Limited - Bermuda (100%)
                  (1) MRL Holding, LLC - Delaware (99%)

                        (a)   Manulife-Wood Logan Holding Co. Inc. -
                              Delaware (22.5%)

            iii.  MRL Holding, LLC - Delaware (1%)

24. Manulife International Investment Management Limited - U.K. (100%)

      a.    Manulife International Fund Management Limited - U.K. (100%)

25. WT(SW) Properties Ltd. - U.K. (100%)

26. Manulife Europe Ruckversicherungs-Aktiengesellschaft - Germany (100%)

27. Manulife International Holdings Limited - Bermuda (100%)

      a.    Manulife (International) Limited - Bermuda (100%)

            i.    Zhong Hong Life Insurance Co., Ltd. - China (51%)

            ii. The Manufacturers (Pacific Asia) Insurance Company Limited - H.K. (100%)

            iii.  Newtime Consultants Limited - H.K. (100%)

28. Manulife (International) Reinsurance Limited - Bermuda (100%)

      a.    Manulife (International) P & C Limited - Bermuda (100%)

      b.    Manufacturers P & C Limited - Barbados (100%)

      c.    Manufacturers Life Reinsurance Limited - Barbados (100%)

29. Chinfon-Manulife Insurance Company Limited - Bermuda (100%)

30. Manulife (Malaysia) SDN. BHD. - Malaysia (100%)

31. Manulife (Thailand) Ltd. - Thailand (100%)

32. Young Poong Manulife Insurance Company - Korea (100%)

33. Manulife Data Services Inc. - Barbados (100%)

      a.    Manulife Funds Direct (Barbados) Limited - Barbados (100%)

            i.    Manulife Funds Direct (Hong Kong) Limited - H.K. (100%)

34. OUB Manulife Pte. Ltd. - Singapore (100%)

35. Manulife Holdings (Hong Kong) Limited - H.K. (100%)

36. ManuLife Financial Systems (Hong Kong) Limited - H.K. (100%)

37. P.T. Asuransi Jiwa Dhamala ManuLife - Indonesia (51%)

      a.    P.T. AMP Panin Life - Indonesia (100%)

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


      As of April 1, 1998 the number of holders of the shares of beneficial interest of each series of shares of the Registrant is as follows:


                                                                  NUMBER OF
                                                                  ---------
           TITLE OF SERIES                                      RECORD HOLDERS
           ---------------                                      --------------

Global Equity Trust
Shares of Beneficial Interest                                          4

Blue Chip Growth Trust
Shares of Beneficial Interest                                          4

Equity Trust
Shares of Beneficial Interest                                          3

Equity-Income Trust
Shares of Beneficial Interest                                          4

Growth and Income Trust
Shares of Beneficial Interest                                          3

Strategic Bond Trust
Shares of Beneficial Interest                                          4

Global Government Bond Trust
Shares of Beneficial Interest                                          3

Investment Quality Bond Trust
Shares of Beneficial Interest                                          3

U.S. Government Securities Trust
Shares of Beneficial Interest                                          3

Money Market Trust
Shares of Beneficial Interest                                          3

                                                                   NUMBER OF
           TITLE OF SERIES                                       RECORD HOLDERS
--------------------------------------------------------------------------------


Conservative Asset Allocation Trust
Shares of Beneficial Interest                                           3

Moderate Asset Allocation Trust
Shares of Beneficial Interest                                           3




Aggressive Asset Allocation Trust
Shares of Beneficial Interest                                           3

International Growth and Income Trust
Shares of Beneficial Interest                                           3

Small/Mid Cap Trust
Shares of Beneficial Interest                                           3

International Small Cap Trust
Shares of Beneficial Interest                                           3

Growth Trust
Shares of Beneficial Interest                                           4

Pacific Rim Emerging Markets Trust
Shares of Beneficial Interest                                           3

Science & Technology Trust
Shares of Beneficial Interest                                           4

Emerging Growth Trust
Shares of Beneficial Interest                                           4

Pilgrim Baxter Growth Trust
Shares of Beneficial Interest                                           4

International Stock Trust
Shares of Beneficial Interest                                           3

Worldwide Growth Trust
Shares of Beneficial Interest                                           3

Quantitative Equity Trust
Shares of Beneficial Interest                                           3

Equity Index Trust
Shares of Beneficial Interest                                           1

Value Trust
Shares of Beneficial Interest                                           4

                                                                   NUMBER OF
           TITLE OF SERIES                                       RECORD HOLDERS
--------------------------------------------------------------------------------


Real Estate Securities Trust
Shares of Beneficial Interest                                           4

Balanced Trust
Shares of Beneficial Interest                                           3

High Yield Trust
Shares of Beneficial Interest                                           4

Capital Growth Bond Trust
Shares of Beneficial Interest                                           3

Lifestyle Conservative 280 Trust
Shares of Beneficial Interest                                           4

Lifestyle Moderate 460 Trust
Shares of Beneficial Interest                                           4

Lifestyle Balanced 640 Trust
Shares of Beneficial Interest                                           4

Lifestyle Growth 820 Trust
Shares of Beneficial Interest                                           4

Lifestyle Aggressive 1000 Trust
Shares of Beneficial Interest                                           4

Small Company Value Trust
Shares of Beneficial Interest                                           3

ITEM 27. INDEMNIFICATION

      Sections 6.4 and 6.5 of the Agreement and Declaration of Trust of the Registrant provide that the Registrant shall indemnify each of its Trustees and officers against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and against all expenses, including but not limited to accountants and counsel fees, reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee or officer may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, except that indemnification shall not be provided if it shall have been finally adjudicated in a decision on the merits by the court or other body before which the proceeding was brought that such Trustee or officer (i) did not act in good faith in the reasonable belief that his or her action was in the best interests of the Registrant or (ii) is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

      See "Management of the Trust" in the Prospectus and "Investment Management Arrangements" in the Statement of Additional Information for information regarding the business of the Adviser and each of the Subadvisers. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Adviser and each of the Subadvisers, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is herein incorporated by reference.

ITEM 29. PRINCIPAL UNDERWRITERS

      Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained under
Section 31(a) of the Investment Company Act of 1940 are kept by Manufacturers Securities Services, LLC (the successor to NASL Financial Services, Inc.), the Registrant's investment adviser, at its offices at 73 Tremont Street, Boston, Massachusetts 02108, by Fidelity Management Trust Company, the investment subadviser to the Equity, Conservative Asset Allocation, Moderate Asset Allocation and Aggressive Asset Allocation Trusts, at its offices at 82 Devonshire Street, Boston, MA 02109, by Oechsle International Advisors, L.P., the investment subadviser to the Global Government Bond Trust, at its offices at One International Place, Boston, Massachusetts 02110, by Wellington Management Company, the investment subadviser to the Growth and Income and Investment Quality Bond Trusts, at its offices at 75 State Street, Boston, Massachusetts 02109, by Salomon Brothers Asset Management Inc, the investment subadviser to the U.S. Government Securities and Strategic Bond Trusts, at its offices at 7 World Trade Center, New York, New York 10048, by Fred Alger Management, Inc., the investment subadviser for the Small/Mid Cap Trust, at its offices at 75 Maiden Lane, New York, NY 10038, by Founders Asset Management, Inc, the investment subadviser for the Growth, International Small Cap, Worldwide Growth and Balanced Trusts, at its offices at 2930 East Third Avenue, Denver, Colorado 80206, by J.P. Morgan Investment Management Inc., the investment subadviser to the International Growth and Income Trust, at its offices at 522 5th Avenue, New York, New York, 10036, by T. Rowe Price Associates, Inc., the investment subadviser to the Blue Chip Growth, Science & Technology and Equity-Income Trusts, at its offices at 100 East Pratt Street, Baltimore, MD 21202, by Rowe Price-Fleming International, Inc., the investment subadviser to the International Stock Trust, at its offices at 100 East Pratt Street, Baltimore, MD 21202, by Morgan Stanley Asset Management, Inc., the investment subadviser of the Global Equity Trust, at its offices at 1221 Avenue of the Americas, New York, New York 10020, by Miller Anderson & Sherrerd, LLP, the investment subadviser to the Value and High Yield Trusts, at its offices at One Tower Bridge, Conshohocken PA 19428, by Warburg Pincus Counsellors, Inc., the investment subadviser to the Emerging Growth Trust, at its offices at 466 Lexington Avenue, New York, New York 10017-3147, by Pilgrim Baxter & Associates, Inc., the investment subadviser to the Pilgrim Baxter Growth Trust, at its offices at 355 Lexington Avenue, New York, New York by Manufacturers Adviser Corporation, the investment subadviser to the Pacific Rim Emerging Markets, Common Stock, Real Estate Securities, Equity Index, Capital Growth Bond, Lifestyle and Money Market Trusts, at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5, by Rosenberg Institutional Equity Management, the investment subadviser to the Small Company Value Trust, at its offices at Four Orinda Way, Orinda, California 94563, by the Registrant at its principal business office located at 116 Huntington Avenue, Boston, Massachusetts 02116 or by State Street Bank and Trust Company, the custodian and transfer agent for the Trust, at its offices at 225 Franklin Street, Boston, Massachusetts 02110.

ITEM 31. MANAGEMENT SERVICES

      Not applicable.

ITEM 32. UNDERTAKINGS

      Previously given.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant, Manufacturers Investment Trust, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 29th day of April, 1998.

                                        MANUFACTURERS INVESTMENT TRUST
                                        ------------------------------
                                                 (Registrant)


                                        By: /s/ JOHN D. DESPREZ III
                                           -----------------------------------
                                            John D. DesPrez III, President

Attest:


/s/ JAMES D. GALLAGHER
-----------------------------------
James D. Gallagher, Secretary

      Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the date indicated.


*                                   Trustee                    APRIL 29, 1998
----------------------------------                             -----------------
Don B. Allen                                                   (Date)


/s/ JOHN D. DESPREZ III             President                  APRIL 29, 1998
----------------------------------  (Chief Executive Officer)  -----------------
John D. DesPrez III                                            (Date)


*                                   Trustee                    APRIL 29, 1998
----------------------------------                             -----------------
Charles L. Bardelis                                            (Date)


*                                   Trustee                    APRIL 29, 1998
----------------------------------                             -----------------
Samuel Hoar                                                    (Date)


*                                   Trustee                    APRIL 29, 1998
----------------------------------                             -----------------
Robert J. Myers                                                (Date)


*                                   Trustee                    APRIL 29, 1998
----------------------------------  and Chairman               -----------------
John D. Richardson                                             (Date)


*                                   Trustee                    APRIL 29, 1998
----------------------------------                             -----------------
F. David Rolwing                                               (Date)


/s/ RICHARD C. HIRTLE               Vice President and         APRIL 29, 1998
----------------------------------  Treasurer (Principal       -----------------
Richard C. Hirtle                   Financial and              (Date)
                                    Accounting Officer)



*By /s/ JAMES D. GALLAGHER                                     APRIL 29, 1998
----------------------------------                             -----------------
    James D. Gallagher                                         (Date)
    Attorney-in-Fact Pursuant to
    Powers of Attorney

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------

(5)(b)(vi)        Subadvisory Agreement between Manufacturers Securities
                  Services, LLC and Founders Asset Management LLC

(10)(b)           Consent of Jones & Blouch L.L.P.

(11)              Consent of Coopers & Lybrand L.L.P.

(27)              Financial Data Schedules